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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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Rockwell Medical, Inc.
(Name of Registrant as Specified In Its Charter)

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 ROCKWELL MEDICAL, INC.

NOTICE OF 2018 ANNUAL MEETING OF SHAREHOLDERS
To Be Held June 21, 2018

  To the Shareholders of Rockwell Medical, Inc.:

        Notice is hereby given that the 2018 Annual Meeting of shareholders (the "Annual Meeting") of Rockwell Medical, Inc. (the "Company") will be held at 10:00 a.m. Eastern Time, on June 21, 2018, at the Wixom Community Center, 49015 Pontiac Trail, Wixom, Michigan 48393, to consider and take action upon the following matters:

  (1)
  To approve amendments to our Restated Articles of Incorporation and Amended and Restated Bylaws to declassify our Board of Directors;

  (2)
  To elect one director to hold office for a term of one year and until the Company's 2019 Annual Meeting of Shareholders; in the event Proposal 1 above is not adopted by the Company's shareholders at the Annual Meeting, to elect one Class III director to hold office for a term of three years and until the Company's 2021 Annual Meeting of Shareholders;

  (3)
  To approve the Rockwell Medical, Inc. 2018 Long Term Incentive Plan;

  (4)
  To approve, on an advisory basis, the compensation of the named executive officers;

  (5)
  To ratify the selection of Plante & Moran, PLLC as the Company's independent registered public accounting firm for 2018; and

  (6)
  To transact any other business which may properly come before the Annual Meeting or any adjournment thereof.

        Only shareholders of record at the close of business on April 25, 2018 will be entitled to notice of, and to vote at, the meeting or any adjournment or postponement of the meeting.

        All shareholders as of the record date are cordially invited to attend the Annual Meeting. WHETHER OR NOT YOU INTEND TO BE PRESENT, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE STAMPED AND ADDRESSED ENVELOPE ENCLOSED FOR YOUR CONVENIENCE. Shareholders can help the Company avoid unnecessary expense and delay by promptly returning the enclosed proxy card. The business of the Annual Meeting to be acted upon by the shareholders cannot be transacted unless a majority of the outstanding common shares of the Company is represented at the Annual Meeting.

By Order of the Board of Directors,
THOMAS E. KLEMA Secretary
Wixom, Michigan April 30, 2018

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to Be Held on June 21, 2018

        This notice of meeting, the proxy statement, the proxy card and the Company's 2017 Annual Report to Shareholders, which includes the Annual Report on Form 10-K, are available on the internet at http://www.rockwellmed.com/invest.htm. Directions to attend the meeting in person may be obtained by contacting Thomas E. Klema, Secretary, at (248) 960-9009. Shareholders may request a copy of the notice of meeting, the proxy statement, proxy card and 2017 Annual Report to Shareholders by sending an e-mail to invest@rockwellmed.com, calling (800) 449-3353 or by internet at http://www.rockwellmed.com.

ROCKWELL MEDICAL, INC.
30142 Wixom Road Wixom, Michigan 48393
PROXY STATEMENT
2018 ANNUAL MEETING OF SHAREHOLDERS
JUNE 21, 2018
INTRODUCTION

        This proxy statement is being furnished to shareholders by the Board of Directors (the "Board") of Rockwell Medical, Inc. (the "Company") in connection with the solicitation of proxies by the Board for use at the 2018 annual meeting of shareholders of the Company to be held at the Wixom Community Center, 49015 Pontiac Trail, Wixom, Michigan 48393 on Thursday, June 21, 2018 at 10:00 a.m. Eastern Time, and all adjournments or postponements thereof (the "Annual Meeting") for the purposes set forth in the attached Notice of 2018 Annual Meeting of Shareholders.

        A proxy, in the enclosed form, which is properly executed, duly returned to the Company and not revoked, will be voted in accordance with the instructions contained therein. The shares represented by executed but unmarked proxies will be voted as follows:

  •
  FOR approval of the amendments to our Restated Articles of Incorporation and Amended and Restated Bylaws to declassify the Board of Directors ("Declassification Amendments");

  •
  FOR the election of one director to hold office until the Company's 2019 Annual Meeting of Shareholders; in the event Proposal 1 to declassify our Board of Directors is not approved by the Company's shareholders at the Annual Meeting, FOR the election of one Class III director to hold office for a term of three years and until the Company's 2021 Annual Meeting of Shareholders;

  •
  FOR the approval of the Rockwell Medical, Inc. 2018 Long Term Incentive Plan;

  •
  FOR, on an advisory basis, the approval of the compensation of our named executive officers;

  •
  FOR the ratification of the selection of Plante & Moran, PLLC as the Company's independent registered public accounting firm for 2018; and

  •
  On transacting any other business which may properly come before the Annual Meeting or any adjournment thereof.

        These proxy materials are first being sent or made available to shareholders on or about April 30, 2018. References in this proxy statement to the "Company," "we," "our" and "us" are references to Rockwell Medical, Inc.

        It is important that your shares are represented at the Annual Meeting. Whether or not you plan to attend the Annual Meeting, please sign and date the enclosed proxy card and return it to us. If you own your shares through a broker, bank or other nominee, please return your voting instruction form to your broker, bank or nominee, or use the electronic voting means described below to vote your shares.

 QUESTIONS AND ANSWERS

What are the Company's recent corporate governance improvements?

        Our Board carefully considers our corporate governance structure as well as corporate governance practices that it believes may be in the best interests of the Company and our shareholders.

        Consistent with our Board's ongoing assessment of our corporate governance practices, we have recently adopted a number of corporate governance reforms and best practices and augmented the composition of our Board with highly competent, diverse and qualified professionals. In particular, we have recently implemented the following corporate governance enhancements in the past year:

  •
  Separated the role of Chairman of the Board from the position of Chief Executive Officer and appointed Mr. Benjamin Wolin, an independent director, as Chairman of the Board.

  •
  Added three new independent directors to our Board since our last annual meeting of shareholders, Mr. Cooper, Mr. Wolin and Ms. Colleran; five of our eight directors have been added to our Board in the last two years and all of the new five directors are independent directors.

  •
  Recommended that our shareholders vote to declassify our Board at the Annual Meeting.

  •
  Formed the Governance and Nominating Committee, comprised entirely of independent directors.

  •
  Adopted a Majority Voting Policy for uncontested director elections.

  •
  Adopted an Anti-Pledging and Anti-Hedging Policy.

  •
  Adopted an executive compensation Clawback Policy.

  •
  Approved Director Stock Ownership Guidelines.

  •
  Approved Management Stock Ownership Guidelines.

  •
  Adopted Principles of Corporate Governance.

Who is entitled to vote at the Annual Meeting?

        Only shareholders of record of our common stock, no par value, which we refer to as our common shares, at the close of business on April 25, 2018, the record date for the Annual Meeting, will be entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof. As of the close of business on the record date, we had 51,768,424 outstanding common shares, the only class of stock outstanding and entitled to vote. Each common share is entitled to one vote on each matter submitted for a vote at the Annual Meeting. The presence, in person or by proxy, of the holders of record of a majority of the outstanding common shares entitled to vote is necessary to constitute a quorum for the transaction of business at the Annual Meeting or any adjournment or postponement thereof. Abstentions and votes withheld from the election of the director nominee will be treated as shares present at the meeting for purposes of determining the presence of a quorum.

        Valid proxies in the enclosed form which are timely returned and executed and dated in accordance with the instructions on the proxy will be voted as specified in the proxy. If no specification is made, the proxies will be voted FOR approval of the Board's proposals listed in this proxy statement.

How do I vote if I hold my shares in "street name"?

        If your shares are held in a stock brokerage account or by a bank or other nominee, then you are not legally a shareholder of record but, rather, are considered to own your shares in "street name" and you will need to direct your broker, bank or nominee, who is considered the shareholder of record of your shares, how to vote your shares.

        If you hold your shares in street name as of the record date, the notice of meeting, the proxy statement, the 2017 annual report and a voting instruction form have been forwarded to you by your broker, bank or nominee. As the beneficial or "street name" owner, you have the right to direct your broker, bank or nominee how to vote your shares by using the voting instruction form included in the mailing. In accordance with applicable regulations, unless you provide your broker, bank or nominee with instructions on how to vote your shares, your shares will not be voted by the broker, bank or nominee on any matter listed in this proxy statement other than the proposal to ratify the Company's independent auditors for 2018. Therefore, if you want the shares you beneficially own to be voted, you should return your voting instruction form or otherwise vote your shares as set forth below.

        A street name holder may provide instructions to their broker, bank or nominee on how to vote their shares in any of the following ways:

  •
  By completing, signing and dating each voting instruction form received and returning it in the envelope provided; or

  •
  By Internet at www.proxyvote.com and following the instructions outlined on the secure website (have the 12 digit control number available).

        If you wish to attend and vote at the Annual Meeting and you are a street name holder, you must request and obtain a legal proxy or power of attorney from your bank, broker or nominee, bring it to the Annual Meeting with you and attach it to the ballot you vote at the Annual Meeting. Please follow the instructions from your bank, broker or nominee, or contact your bank, broker or nominee to request a power of attorney or other proxy authority. You will also need to present valid government-issued photo identification such as a driver's license or passport. Ballots of street name holders that are not accompanied by a legal proxy or power of attorney from the record holder of their shares will not be counted. If you follow the procedures and vote in person at the Annual Meeting, you will revoke any prior proxy you may have submitted.

        If you are a street name holder and wish to attend the Annual Meeting but do not wish to vote at the Annual Meeting, you must present a legal proxy or power of attorney from your bank, broker or nominee or other reasonably acceptable proof that you beneficially owned your shares on the record date for the Annual Meeting, along with a valid government-issued photo identification such as a driver's license or passport.

How do I vote if I am a shareholder of record?

        You are considered a shareholder of record if your shares are registered directly in your name with our transfer agent. If you are a shareholder of record, you may vote your shares in either of the following ways:

  •
  By signing and dating each proxy card you received and returning it in the envelope provided; or

  •
  By attending the Annual Meeting, presenting a valid government-issued photo identification such as a driver's license or passport, and voting in person. If you vote in person at the Annual Meeting, you will revoke any prior proxy you may have submitted.

What votes are required by our shareholders on the Board's proposals and what is the Board's recommendation on how I vote my shares?

        Other than (1) the proposed amendments to our Restated Articles of Incorporation and Amended and Restated Bylaws and (2) the election of a director, the vote required to approve each of the proposals listed in this proxy statement is a majority of the votes cast on the proposal. Abstentions and broker non-votes will not be considered votes cast and will have no effect on the outcome of the vote on these proposals. The approval of the Declassification Amendments require a majority of the votes entitled to vote on the proposal. Withheld votes and broker non-votes will have the same effect as a vote AGAINST the proposal. The election of the director-nominee, regardless of whether the Declassification Amendments are approved, requires a plurality of the votes cast. However, if the director-nominee receives more WITHHELD votes than FOR votes, even though the director-nominee will be elected by plurality, the director-nominee must tender his resignation to our Board, with such resignation being effective upon our Board's acceptance. Withheld votes and broker non-votes will not be considered votes cast and will have no effect on the election. The Board recommends a vote FOR each of the proposals listed in this proxy statement.

Can I change my vote after I have mailed my proxy card?

        A shareholder who has submitted a completed proxy may revoke it at any time before it is voted at the Annual Meeting by giving written notice of such revocation to our Secretary or by executing and delivering to the Secretary a later dated proxy. Attendance at the Annual Meeting by a shareholder who has submitted a proxy will not have the effect of revoking it unless such shareholder votes at the Annual Meeting or submits written notice of revocation to the Company's Secretary before the proxy is voted. Any written notice revoking a proxy, and any later dated proxy, must be received by the Company prior to the date of the Annual Meeting (unless delivered directly to the Company's Secretary at the Annual Meeting) and should be sent to Rockwell Medical, Inc., 30142 Wixom Road, Wixom, Michigan 48393, Attention: Thomas E. Klema, Secretary.

Are there any interests of certain persons in the matters to be acted upon?

        If the Declassification Amendments are approved by our shareholders at the Annual Meeting, all of our Class II directors, whose term expires at our 2020 annual meeting of shareholders (the "2020 Annual Meeting"), have expressed the intention to submit their resignation so that, upon re-appointment to the Board, all members of our Board will serve for a term to expire at our 2019 annual meeting of shareholders (the "2019 Annual Meeting"). The result of approval of the Declassification Amendments and the foregoing anticipated director resignations and reappointments are that all directors will be elected annually starting at our 2019 Annual Meeting.

        With regard to the proposal to approve the 2018 Plan, officers, key employees and directors of the Company will be eligible to receive equity and equity-linked long-term incentive compensation awards and performance-based cash incentive awards under the 2018 Plan, if it is approved, including 274,884 contingent stock option awards granted to the independent directors of our Board for their 2018 compensation and pursuant to the new non-employee director compensation program . Accordingly, certain officers, employees and directors of the Company have a meaningful interest in the approval of the 2018 Plan. Please see "PROPOSAL 3—APPROVAL OF THE ROCKWELL MEDICAL, INC. 2018 LONG TERM INCENTIVE PLAN—Contingent Grants Made to Non-Executives and Independent Directors Under 2018 Plan."

 PROPOSAL 1
AMENDMENTS TO OUR CHARTER AND BYLAWS TO DECLASSIFY OUR BOARD

Background

        On March 7, 2018, the Board approved, and recommended that the shareholders approve, amendments to our Restated Articles of Incorporation and Amended and Restated Bylaws to declassify our Board and provide for the annual election of directors beginning at the Annual Meeting (the "Declassification Amendments"). Our Restated Articles of Incorporation and Amended and Restated Bylaws currently divide our Board into three classes, designated Class I, Class II and Class III. Each year, on a rotating basis, the terms of office of the directors in one of the three classes expire and they or their successors have then been elected for a three-year term.

Proposed Declassification Amendments

        After careful consideration, our Board determined that it is advisable and in the best interests of the Company and our shareholders to declassify our Board in order to allow our shareholders to vote on the election of our directors generally on an annual basis, rather than on a staggered three-year term basis.

        In making this determination, our Board considered the advantages and disadvantages of our current classified Board structure. In reaching its determination to propose the declassification of our Board, it concluded that the benefits of a classified structure, including maintaining continuity of experience and encouraging a person seeking control of the Company to initiate arm's length discussions with management and the Board, were outweighed by the following considerations:

  •
  Our Board's belief that providing our shareholders with the opportunity to annually register their views on the collective performance of our Board and on each director individually will further our goals of ensuring that our corporate governance policies conform to best practices and maximize director accountability to our shareholders;

  •
  Discussions with certain of our shareholders who prefer the annual election of all directors; and

  •
  The growing sentiment among the investment community in favor of the annual election of all directors.

        If our shareholders approve the Declassification Amendments, our sole director nominee will be elected to an annual term at our Annual Meeting. Similarly, our current directors, whose terms currently expire at the 2019 Annual Meeting, if they are renominated for election again to our Board, will be elected for a one-year term at our 2019 Annual Meeting. However, under applicable law, the Declassification Amendments cannot operate to remove a director or shorten the term of a director. If the Declassification Amendments are approved, and once the Restated Articles of Incorporation are filed with the Michigan Department of Licensing and Regulatory Affairs, each member of our Board whose term does not expire at the 2019 Annual Meeting (i.e., the Class II directors) have expressed their intention to resign from the Board, under the express understanding that the Board will immediately re-appoint them to a term that expires at the 2019 Annual Meeting. As a result, all seven directors will thereafter stand for election for one-year terms beginning at the 2019 Annual Meeting and to serve until his or her successor is duly elected and qualified, subject to prior death, resignation, retirement, disqualification or removal.

        If the proposed Declassification Amendments are not adopted by our shareholders, the Board will remain classified and the current Class III director standing for election at the Annual Meeting will be subject to election for a three-year term expiring at our 2021 annual meeting of shareholders (the "2021 Annual Meeting").

        The full text of the proposed Declassification Amendments that would become effective upon shareholder approval of this proposal and our filing the Restated Articles of Incorporation with the Michigan Department of Licensing and Regulatory Affairs are attached to this proxy statement as Appendix A and Appendix B, with the additions of text indicated by double underscore and deletions of text indicated by strike-outs.

Vote Required

        Approval of the Declassification Amendments requires the affirmative vote of a majority of the shares outstanding and entitled to vote on the proposal. Abstentions and broker non-votes will have the same effect on the result of this vote as votes cast AGAINST this proposal.

THE BOARD RECOMMENDS A VOTE "FOR"
THE DECLASSIFICATION AMENDMENTS.

PROPOSAL 2
ELECTION OF DIRECTOR

Background

        Currently, our Board is divided into three classes, designated Class I, Class II and Class III. Each year, on a rotating basis, the terms of office of the directors in one of the three classes expire. Successors to the class of directors whose terms have expired will be elected for a three-year term. The term of the current Class III directors expires at the Annual Meeting. The term of the Class I directors expires at the 2019 Annual Meeting and the term of the Class II directors expires at our 2020 Annual Meeting. If our shareholders approve the Declassification Amendments, each member of our Board whose term does not expire at the 2019 Annual Meeting (i.e., the Class II directors), have expressed their intention to resign from the Board, under the express understanding that the Board will immediately re-appoint them to a term that expires at the 2019 Annual Meeting. As a result, all seven directors will thereafter stand for election for one-year terms beginning at the 2019 Annual Meeting and to serve until his or her successor is duly elected and qualified, subject to prior death, resignation, retirement, disqualification or removal.

        If the proposed Declassification Amendments are not adopted by our shareholders, the Board will remain classified and the current Class III director standing for election at the Annual Meeting will be subject to election for a three-year term expiring at our 2021 Annual Meeting.

Nominee For Reelection to Our Board

        Robert L. Chioini, age 53, is the founder, President and Chief Executive Officer of the Company. Mr. Chioini has been one of our directors since 1996 and has served as our Chairman of the Board from March 2000 until March 2018. Mr. Chioini has over 30 years of operational and sales experience in the medical industry and over 25 years of experience in the dialysis industry. Mr. Chioini, as our current Chief Executive Officer, brings to the Board extensive knowledge regarding the Company, the dialysis industry, manufacturing, medical device and drug development, sales, marketing, customer relationships, operations, reimbursement and government affairs as well as the current environment in which we operate, enabling him to provide critical insight into overall strategic planning, sales and marketing strategy and operational requirements. Mr. Chioini also has extensive experience in capital raising and institutional transactions in the bio-pharma industry. As Chief Executive Officer, he is also able to promote the flow of vital information between the Board and management and provide management's perspective on issues facing the Board. Mr. Chioini leads and directs our government affairs efforts, including meeting with members of Congress and other high-ranking government officials to advance our policy initiatives. We believe that Mr. Chioini's experiences as Chief Executive Officer of our Company, his public affairs experience and his life sciences background qualify him for service as a director of our Company.

Recommendation of the Board

        Upon the recommendation of the Governance and Nominating Committee of the Board, the Board has nominated Mr. Robert L. Chioini to serve as a director for a term to be determined based on the vote of our shareholders on the proposed Declassification Amendments. Mr. Chioini's term will expire (a) if the proposed Declassification Amendments described in Proposal 1 above are approved, at the 2019 Annual Meeting and until his successor is duly elected and qualified, subject to prior death, resignation, retirement, disqualification or removal or (b) if the proposed Declassification Amendments described in Proposal 1 above are not approved, at the 2021 Annual Meeting as a Class III director and until his successor is duly elected and qualified, subject to prior death, resignation, retirement, disqualification or removal. Mr. Chioini currently serves as a Class III director and he has indicated a willingness to continue to serve as a director.

        Unless contrary instructions are given, the shares represented by a properly executed proxy will be voted FOR the election of Mr. Chioini. Should Mr. Chioini become unavailable to accept election as a director, the persons named in the enclosed proxy will vote the shares as they represent for the election of such other person as the Board may recommend. Management has no reason to believe that Mr. Chioini is not available or will not serve if elected.

        Information regarding the remainder of our Board, along with corporate governance information, can be found starting on Page 9 of this proxy statement.

Vote Required

        While the election of a director-nominee technically requires a plurality of the votes cast in the election, under our Principles of Corporate Governance, the election of our director-nominee in an uncontested election requires a majority vote. As a result, although Mr. Chioini would be technically elected to our Board if he receives a plurality of the vote, if he receives a greater number of votes WITHHELD from his election than votes FOR his election, then he must tender his resignation to the Chairman of the Board promptly following certification of the shareholder vote. His resignation would be effective upon acceptance by the Board. In that event, within 90 days following certification of the voting results on the election, the Governance and Nominating Committee will determine whether to recommend acceptance of Mr. Chioini's resignation and will submit such recommendation for prompt consideration by the Board, and the Board will act on the Governance and Nominating Committee's recommendation not later than its next regularly scheduled meeting following receipt of such recommendation. The Governance and Nominating Committee and the Board may consider any factors they deem relevant in deciding whether to accept Mr. Chioini's resignation. The Company will promptly disclose the Board's decision-making process and decision regarding whether to accept Mr. Chioini's resignation offer in a Current Report on Form 8-K furnished to the SEC. Mr. Chioini generally will not participate in the Governance and Nominating Committee's or the Board's considerations of the appropriateness of his continued service, but may otherwise remain active and engaged in all other Board-related activities, deliberations and decisions while consideration of the director's resignation is ongoing.

        Withheld votes and broker non-votes will not be considered votes cast and will have no effect on the election, except as set forth above.

THE BOARD RECOMMENDS A VOTE "FOR"
MR. CHIOINI FOR DIRECTOR.

 DIRECTORS CONTINUING IN OFFICE

Information Relating to Our Continuing Directors

Class I Directors (Terms Expiring 2019)

        Ronald D. Boyd, age 55, has been a director since March 2000. Mr. Boyd has over 27 years of experience in the dialysis industry, including the ownership and operation of dialysis clinics and a dialysis products distribution company as well as experience in dialysis product design, product development, regulatory approval and marketing. He has also been a private investor for many years. He currently is an owner and managing partner of Southeast Acute Services, LLC and Southern Renal Administrations, LLC, which is primarily in the business of acute dialysis services, since 2001. He was a founder and managing partner of East Georgia Regional Dialysis Center, an outpatient, freestanding dialysis center located in southern Georgia from 2001 until 2005. He was a founder of Diatek, Inc. in 2001 where he developed, designed and holds the patent to the Cannon Cath., the first "retrograde" dual lumen dialysis catheter in the market. The company has since been sold. He was a founder and co-owner of Classic Medical, Inc., a dialysis and medical products company, and served as the executive vice president of Classic Medical, Inc. from its inception in November 1993 until April 2007 when he sold his interest in that company. From May 1993 to November 1993, Mr. Boyd served as a consultant for Dial Medical of Florida, Inc., a manufacturer and distributor of dialysis products. From 1990 to 1993, Mr. Boyd served as a regional sales manager for Future Tech, Inc., a dialysis products distributor. We believe that Mr. Boyd's extensive experience in the dialysis industry, entrepreneurial experience and expertise in marketing, product development and strategy qualify him for service as a director of our Company. Mr. Boyd's term as a director will expire at the 2019 Annual Meeting and upon the election and qualification of his successor. Approval of the Declassification Amendments at the Annual Meeting will not affect Mr. Boyd's current term.

        Dr. Robin L. Smith, age 53, has been a director since June 2016. Dr. Smith currently serves as chairman of the board of directors of MYnd Analytics, Inc. and as the president and chairman of the board of The Stem for Life Foundation. From June 2006 to December 2014, Dr. Smith, served as chief executive officer of Caladrius Biosciences, Inc. (formerly NeoStem, Inc.). She also served as chairman of the board of Caladrius Biosciences, Inc. during that tenure and until December 2015. During her tenure at Caladrius, she pioneered the company's innovative business model, combining proprietary cell therapy development with a successful contract development and manufacturing organization, while leading the company's successful capital raising and acquisition efforts. Dr. Smith's previous work experience includes serving as president and chief executive officer of IP2M, a multi-platform media company specializing in healthcare, from 2000 to 2003. She also previously held the position of executive vice president and chief medical officer for HealthHelp, Inc., a national radiology management company, from 1998 to 2000. Dr. Smith earned her M.D. from Yale University and her M.B.A. from the Wharton School of Business. She currently serves on the board of directors of other privately owned biotech companies, hospitals and foundations. She previously served on the board of directors of Miragen Therapeutics, Inc. (formerly Signal Genetics, Inc.). We believe that Dr. Smith's entrepreneurial skills and her extensive experience serving in executive and board level capacities for various medical enterprises and healthcare-based entities qualify her for service as a director of our Company. Dr. Smith's term as a director will expire at the 2019 Annual Meeting and upon the election and qualification of her successor. Approval of the Declassification Amendments at the Annual Meeting will not affect Dr. Smith's current term.

        Benjamin Wolin, age 43, has been a director and our Chairman of the Board since March 2018. Mr. Wolin serves as an advisor to each of 3L Capital LLC, a growth-stage private equity firm, and Refinery 29 Inc., a leading global media company. Prior to his experience as an advisor, Mr. Wolin was the co-founder, chief executive officer and a member of the board of directors of Everyday Health, Inc., a leading provider of digital health and wellness solutions, from January 2002 until its sale to a subsidiary of j2 Global, Inc. in December 2016. From September 1999 until December 2001, Mr. Wolin served as vice president of production and technology for Beliefnet, Inc., an online provider of religious and spiritual information. Previously, Mr. Wolin served as web producer for Tribune Interactive, Inc., a multimedia corporation, and held several consulting positions with interactive companies. Mr. Wolin is also the chairman of the board of directors of Diplomat Pharmacy, Inc., the largest independent provider of specialty pharmacy services in the United States. Mr. Wolin has been a director of Diplomat Pharmacy since October 2015 and was formerly Diplomat Pharmacy's independent lead director. Mr. Wolin is a member of the audit committee and the nominating and corporate governance committee of Diplomat Pharmacy's board of directors. Mr. Wolin has extensive technology, executive management, entrepreneurial, financial and operating expertise from his former role as a founder, director and principal executive of Everyday Health. We believe that Mr. Wolin's experience as a chairman of the board of directors of a public company and as the principal executive officer and a director of a company that completed an initial public offering provides him with unique insights into the dynamics of a growing company and the financial, accounting, governance and operational issues specific to public companies qualify him for service as a director of our Company. Mr. Wolin's term as a director will expire at the 2019 Annual Meeting and upon the election and qualification of his successor. Approval of the Declassification Amendments at the Annual Meeting will not affect Mr. Wolin's current term.

Class II Directors (Terms Expiring 2020)

        Lisa N. Colleran, age 60, has been a director since March 2018. Ms. Colleran is the principal of LNC Advisors, LLC, a strategic consulting firm that specializes in assisting biotech, pharmaceutical and medical device companies. Prior to founding LNC Advisors, Ms. Colleran served as chief executive officer of LifeCell Corporation and a board member for Centaur Guerney L.P. (a holding company of LifeCell Corporation) from January 2012 to April 2013. Ms. Colleran also served as the global president of LifeCell Corporation from August 2008 to April 12, 2013. Prior to assuming the role of global president, Ms. Colleran served as LifeCell's vice president of marketing and business development from December 2002 until July 2004 and as senior vice president of commercial operations from July 2004 until August 2008. Prior to joining LifeCell, Ms. Colleran served as vice president and general manager of Renal Pharmaceuticals for Baxter Healthcare Corporation from 2000 to December 2002 and served in various other sales and marketing positions at Baxter, from 1983 to 2000. Ms. Colleran currently serves on the board of directors for Establishment Labs, an innovative breast implant company, and Ariste Medical, a company developing a new class of drug eluting medical devices. Ms. Colleran has also been a member of the board of directors of Novadaq Technologies Inc., a leading developer of fluorescence imaging solutions for use in surgical and diagnostic procedures, from January 2017 until the company was sold to Stryker Corporation in August 2017. We believe that Ms. Colleran's more than 30 years of experience leading medical device companies, growing markets and creating shareholder value qualify her for service as a director of our Company. Ms. Colleran's term as a director will expire at the 2020 Annual Meeting and upon the election and qualification of her successor. Approval of the Declassification Amendments at the Annual Meeting cannot legally shorten Ms. Colleran's term; however, she has expressed her intention to voluntarily submit her resignation from the Board after the Annual Meeting with the understanding that the Board would then immediately re-appoint her to the Board for a term to expire at the 2019 Annual Meeting and upon the election and qualification of her successor.

        John G. Cooper, age 59, has been a director since September 2017. Mr. Cooper is currently founder and principal of JGC Advisors, providing corporate development and financial advisory services to emerging life science companies. From 2001 to 2016, Mr. Cooper was a senior executive for Windtree Therapeutics Inc. (formerly Discovery Laboratories, Inc.), a publicly traded specialty pharmaceutical company and the first to receive FDA approval for a synthetic peptide-containing surfactant to address premature infants with respiratory distress syndrome. At Discovery Labs,

Mr. Cooper served in the following roles: president, chief executive officer and member of the board of directors (2013 - 2016), president and chief financial officer (2010 - 2013), executive vice president and chief financial officer (2002 - 2010) and senior vice president and chief financial officer (2001 - 2002). Prior to Discovery Labs, Mr. Cooper served as senior vice president and chief financial officer at Chrysalis International Corporation (formerly DNX Corporation, a public biotechnology company), a publicly traded drug development services company, where he managed its initial public offering and negotiated and integrated a number of strategic acquisitions, including the sale of the company to Phoenix International Life Sciences, Inc. Previously, Mr. Cooper served in a senior financial management role at ENI Diagnostics, Inc., a public life sciences company that developed and commercialized the second FDA-approved blood diagnostic test for HIV, and that was acquired by Pharmacia AB. Mr. Cooper earned a certified public accountant credential in 1985 and a Bachelor of Science degree in Commerce from Rider University in 1980. We believe that Mr. Cooper's extensive experience in the life sciences industry, including executive management of companies engaged in development and commercialization of biopharmaceutical products, significant public company accounting and financial expertise, and experience in raising capital, investor relations and strategic alliances, qualify him for service as a director of our Company. Mr. Cooper's term as a director will expire at the 2020 Annual Meeting and upon the election and qualification of his successor. Approval of the Declassification Amendments at the Annual Meeting cannot legally shorten Mr. Cooper's term; however, he has expressed his intention to voluntarily submit his resignation from the Board after the Annual Meeting with the understanding that the Board would then immediately re-appoint him to the Board for a term to expire at the 2019 Annual Meeting and upon the election and qualification of his successor.

        Mark H. Ravich, age 65, has been a director since June 2017. Mr. Ravich currently serves as president of Tri-Star Management, Inc., a commercial real estate management and syndication company that he co-founded in 1998. Mr. Ravich has also served as a director of Orchids Paper Products Company, a national supplier of high quality consumer tissue products, since February 2013, where he also serves as chairman of its governance committee and a member of its audit committee. Mr. Ravich has also served as a director of each of MR Instruments, Inc., an independent designer and manufacturer of advanced MRI Radiofrequency coils, since June 2004, and Dilon Technologies Inc., a designer and manufacturer of medical imaging solutions, since October 2010. Previously, from 1990 until its sale in 1998, Mr. Ravich served as the chief executive officer and a director of Universal International, Inc., a wholesale retail company, where he also led its IPO. From 1978 to 1990, Mr. Ravich was a developer of commercial real estate where he was involved with all aspects of development, finance, construction, marketing, leasing and management of various commercial, industrial, office and multi-family real estate projects. Mr. Ravich began his career in 1975 as an account officer at Citibank N.A., where he made real estate construction loans to national real estate developers. Mr. Ravich also currently serves as a board advisor to Scidera Inc., a provider of clinical laboratory testing services, and is the chief manager of various real estate entities. Mr. Ravich graduated Magna Cum Laude from the Wharton School of the University of Pennsylvania with a BSE and an MBA degree with a major in finance. We believe that Mr. Ravich's experience as a member of a board of directors of a public company and his experience as a senior leader of his own company qualify him for service as a director of our Company. Mr. Ravich's term as a director will expire at the 2020 Annual Meeting and upon the election and qualification of his successor. Approval of the Declassification Amendments at the Annual Meeting cannot legally shorten Mr. Ravich's term; however, he has expressed his intention to voluntarily submit his resignation from the Board after the Annual Meeting with the understanding that the Board would then immediately re-appoint him to the Board for a term to expire at the 2019 Annual Meeting and upon the election and qualification of his successor.

Retiring Director

        Mr. Bagley, a Class III director, has informed the Board that he will not stand for re-election to the Board at the Annual Meeting. In connection with Mr. Bagley's agreement not to stand for reelection to the Board, the Board authorized an extension of the exercise period for Mr. Bagley's current outstanding stock options for two years from the date of the expiration of his term. We would like to formally extend our gratitude to Mr. Bagley for his years of service and wish Mr. Bagley the best in his future endeavors. Effective immediately after the Annual Meeting, the Board approved the reduction of the size of the Board from eight directors to seven directors. Your proxies cannot be voted for a greater number of persons than the nominee named in this proxy statement.

CORPORATE GOVERNANCE

Independence

        Based on the absence of any material relationship between each such director and the Company, other than in their capacities as directors and shareholders, the Board has determined that each of Messrs. Boyd, Cooper, Ravich Wolin, Ms. Colleran and Dr. Smith are independent, as independence is defined in the applicable Nasdaq Stock Market and Securities and Exchange Commission ("SEC") rules. On March 7, 2018, Mr. Wolin was chosen by our Board to serve as our independent Chairman of the Board.

Meetings and Committees of the Board of Directors

        During 2017, the Board held thirteen meetings. Each director attended 100% of the total number of meetings of the Board and committees of which he or she was a member in 2017, except for Mr. Ravich who did not attend one of the Board's thirteen meetings. We encourage all of our directors to attend the annual meetings of shareholders, if possible, but have no formal policy on such attendance. Three directors attended the 2017 Annual Meeting of shareholders. In addition to formal Board meetings, the Board members have frequent informal discussions and conferences with management throughout the year.

Audit Committee

        We have an Audit Committee which is currently comprised of Messrs. Cooper (Chairman), Boyd, Wolin and Dr. Smith. Prior to March 12, 2018, the Audit Committee was comprised of Messrs. Cooper (Chairman), Bagley, Boyd, Ravich and Dr. Smith. The Board has determined that Mr. Cooper, who is the Chairman of the Audit Committee, is an "audit committee financial expert," as defined by applicable SEC rules. In addition, the Board has determined that each member of the Audit Committee is independent as independence for audit committee members is defined in applicable Nasdaq Stock Market and SEC rules. During 2017, the Audit Committee held four meetings. The Board has adopted a written charter for the Audit Committee, a copy of which is posted on our website at www.rockwellmed.com. Pursuant to its charter, the purpose of the Audit Committee is to assist the Board in its oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Company. The functions of the Audit Committee include, among other things, (1) monitoring the adequacy of the Company's internal controls; (2) engaging and overseeing the work of the registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for us, including the conduct of the annual audit and overseeing the independence of such firm; (3) overseeing our independent accountants' relationship with the Company; (4) reviewing the audited financial statements and the matters required to be discussed by Auditing Standard No. 1301 with management and the independent accountants, including their judgments about the quality of our accounting principles, applications and practices; (5) recommending to the Board whether our current audited financial statements should be included in our Annual Report on Form 10-K; (6) reviewing with management and our independent accountants our quarterly financial information before we file our Forms 10-Q; (7) reviewing procedures for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by our employees of concerns regarding questionable accounting or auditing matters; (8) reviewing related party transactions required to be disclosed in our proxy statement for potential conflict of interest situations and, where appropriate, approving such transactions; and (9) monitoring with management the status of pending litigation.

Audit Committee Report

        Our Audit Committee has:

  •
  Reviewed and discussed with management our audited financial statements for the year ended December 31, 2017;

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  Discussed with our independent accountants the matters required to be discussed by Auditing Standard No. 1301, "Communications with Audit Committees" issued by the Public Company Accounting Oversight Board;

  •
  Received the written disclosures and the letter from our independent accountants required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant's communications with the Audit Committee concerning independence; and

  •
  Discussed with our independent accountants the independent accountants' independence.

        Based on its review and discussions described above, our Audit Committee recommended to our Board that our audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2017 as filed with the SEC.

        Management is responsible for our financial reporting process, including its system of internal control, and for the preparation of consolidated financial statements in accordance with generally accepted accounting principles. Our independent accountants are responsible for auditing those financial statements. Our Audit Committee's responsibility is to monitor and review these processes. Our Audit Committee has relied, without independent verification, on management's representation that our financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States of America and on the representations of our independent accountants included in their report on our financial statements.

  By the Audit Committee:
  John G. Cooper (Chairman)
  Ronald D. Boyd
  Robin L. Smith
  Benjamin Wolin

Compensation Committee

        We have a Compensation Committee which is currently comprised of Messrs. Ravich (Chairman) and Wolin and Ms. Colleran. Prior to March 12, 2018, the Compensation Committee was comprised of Messrs. Boyd (Chairman) and Bagley and Dr. Smith. The Compensation Committee has a written charter setting forth the responsibilities of the Committee, a copy of which is posted on our website at www.rockwellmed.com. The charter provides that the Compensation Committee will oversee, review and approve all compensation and benefits for executive officers and make recommendations to the Board for director compensation. The Compensation Committee is also responsible for administering the stock compensation program, overseeing the development of our compensation and employee benefit plans and discharging its responsibilities under such plans, reporting to the Board on our compensation policies, programs and plans, and approving other employee compensation and benefit programs where Board action is necessary or appropriate. The Compensation Committee held two meetings in 2017. Except to the extent prohibited by Nasdaq Stock Market rules and state law, our Compensation Committee may delegate its authority to subcommittees when it deems appropriate and in the best interests of the Company.

Governance and Nominating Committee

        We have a Governance and Nominating Committee which is currently comprised of Dr. Smith (Chairwoman), Ms. Colleran and Messrs. Cooper and Ravich. Prior to March 12, 2018, the Governance and Nominating Committee was comprised of Dr. Smith (Chairwoman) and Messrs. Bagley and Ravich. Our Governance and Nominating Committee did not hold any meetings in 2017. Our Governance and Nominating Committee has a written charter setting forth the responsibilities of the Committee, a copy of which is posted on our website at www.rockwellmed.com. The charter provides that the Governance and Nominating Committee is generally responsible for (1) oversight of the corporate governance of the Company; (2) recommending appropriate corporate governance practices; (3) identifying individuals qualified to become directors and selecting, or recommending that the Board select, the candidates for all directorships to be filled by the Board or by the shareholders; (4) oversight and review of potential risks and risk mitigation strategies related to overall corporate risks, including but not limited to, litigation, legal strategies and insurance risk; and (5) recommending appropriate risk mitigation strategies, including but not limited to, litigation, legal strategies and insurance risk, as may be appropriate in light of changing business, legislative, regulatory, legal or other conditions. In identifying candidates for director, our Governance and Nominating Committee will consider suggestions from incumbent directors, management or others, including shareholders. Our Committee may retain the services of a consultant from time to time to identify qualified candidates for director. Our Committee reviews all candidates in the same manner without regard to who suggested the candidate.

        In selecting candidates, our Committee will consider all factors it believes appropriate, which may include (1) ensuring that the Board, as a whole, is diverse and consists of individuals with various and relevant career experience, technical skill, industry knowledge and experience, financial expertise, local or community ties, and (2) individual qualifications, including strength of character, mature judgment, familiarity with our business and industry, especially the life sciences industry, independence of thought and an ability to work collegially. Although it has no formal policy with regard to diversity, the charter states that our Committee should, with respect to diversity, consider such factors as differences of viewpoint, education, skill and other individual qualities and attributes that contribute to board heterogeneity, including characteristics such as race, gender and national origin. Our Committee is committed to seeking highly qualified candidates inclusive of all national origins, races and genders to include in the pool from which director nominees are chosen.

Nominations of Directors

        Nominees for director that are proposed by shareholders must be proposed pursuant to timely notice in writing to our Secretary, at Rockwell Medical, Inc., 30142 Wixom Road, Wixom, Michigan 48393, as provided in our bylaws. The requirements for proposing director candidates, set forth in Section 2.5 of our bylaws, are described below.

        Shareholders proposing director nominees for election at the 2019 Annual Meeting must provide written notice of such intention, along with the other information required by Section 2.5 of our bylaws, to our Secretary at our principal executive offices no earlier than the close of business on February 22, 2019 and no later than the close of business on March 24, 2019. If the 2019 Annual Meeting date is significantly advanced or delayed from the first anniversary of the date of the Annual Meeting, then the notice and information must be given not later than the 90th day before the meeting or, if later, the 10th day after the first public disclosure of the date of the 2019 Annual Meeting. With respect to an election to be held at a special meeting of shareholders, such notice must be given in accordance with the procedures set forth in our bylaws no earlier than the close of business on the 120th day before and not later than the close of business on the 90th day before the date of such special meeting or, if later, the 10th day after the first public disclosure of the date of such special meeting. Notwithstanding the foregoing, if the number of directors to be elected is increased and there is no public disclosure regarding such increase or naming all of the nominees for director at least 100 days prior to the first anniversary of the prior year's annual meeting, then shareholder notice with regard to nomination of directors shall be considered timely if received by our Corporate Secretary no later than the tenth day following public disclosure of the increase in the number of directors to be elected. A proponent must also update the information provided in or with the notice at the times specified by our bylaws. Nominees for director pursuant to a notice which is not timely given or does not contain the information required by our bylaws or which is not delivered in compliance with the procedure set forth in our bylaws will not be considered at the shareholders meeting.

        Only persons who are shareholders both as of the giving of notice and the date of the shareholders meeting and who are eligible to vote at the shareholders meeting are eligible to nominate directors. The nominating shareholder (or his qualified representative) must attend the shareholders meeting in person and present the proposed nominee in order for the proposed nominee to be considered.

        The Board has not established specific, minimum qualifications for recommended nominees or specific qualities or skills for one or more of our directors to possess. The Board uses a subjective process for identifying and evaluating candidates for nomination as a director, based on the information available to, and the subjective judgments of, the members of the Board and our then current needs. The Board does not believe there would be any difference in the manner in which it evaluates candidates based on whether the candidate is recommended by a shareholder.

Board Leadership Structure

        On March 12, 2018, our Board determined that it was in the best interests of the Company and our shareholders to separate the role of Chairman of the Board from the role of Chief Executive Officer. Our Board believed that this separate leadership structure enhances the accountability of our Chief Executive Officer to our Board, strengthens our Board's independence from management and ensures a greater role for the independent directors in the oversight of the Company. In addition, our Board believed that separating these roles will allow our Chief Executive Officer to focus his efforts on operating our business and managing our Company in the best interests of our shareholders, while the Chairman provides guidance to the Chief Executive Officer and, in consultation with management, helps to set the agenda for Board meetings and establishes priorities and procedures for the work of the full Board. The Chairman presides over meetings of the full Board. Mr. Wolin was appointed as Chairman of the Board and Robert L. Chioini, our Chief Executive Officer, will continue to serve as a director (if he is reelected at the Annual Meeting) and in his position as CEO of the Company.

        Our Principles of Corporate Governance also provide that our independent directors will select a lead director when the Chairperson does not qualify as an independent director (which is not the situation currently, since our Chairperson qualifies as an independent director). In the event that the independent directors make such a determination, a majority of the independent directors will appoint a lead director. In the event that a lead director is designated, his or her duties would include: assisting the Chairperson of the Board and the Board in assuring compliance with and implementation of the Company's Principles of Corporate Governance, coordinating the agendas for, and moderating executive sessions of, the Board's non-management directors and facilitating communications between the non-management directors and the other members of the Board and the management of the Company.

        Our Board believes that the current Board leadership structure is in the best interests of the Company and its shareholders at this time. Our Board recognizes that no single leadership model is right for all companies and at all times and that, depending on the circumstances, other leadership models, such as combining the Chairperson and Chief Executive Officer roles, might be appropriate. Accordingly, our Board periodically reviews its leadership structure. Our Principles of Corporate Governance provide the flexibility for our Board to modify or continue its leadership structure in the future, as it deems appropriate.

Board Role in Risk Oversight

        Our Board has an active role, as a whole and also at the committee level, in overseeing management of the Company's enterprise risks. While our Board oversees the Company's enterprise risk management and establishes policies, Company management is responsible for day-to-day enterprise risk management processes. The Board and its committees administer their enterprise risk oversight function through regular, periodic reporting from and discussions with management appropriate to the nature and magnitude of the particular enterprise risk. Our Audit Committee oversees management of financial risks and risks associated with conflicts of interest. Our Compensation Committee oversees management of risks relating to executive compensation plans and arrangements. While each committee is responsible for evaluating certain risks and overseeing management of those risks, the entire Board is regularly informed about those risks. In addition, management's role is to evaluate and assess business risks and to inform the Board of its evaluation of such business risks periodically.

Code of Business Conduct and Ethics

        Our Board has adopted a Code of Business Conduct and Ethics that applies to all of our employees, officers and directors, including our principal executive officer, principal financial officer and principal accounting officer or controller. Our Code of Business Conduct and Ethics contains written standards that we believe are reasonably designed to deter wrongdoing and to promote:

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  Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

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  Full, fair, accurate, timely and understandable disclosure in reports and documents that we file with, or submit to, the SEC and in other public communications we make;

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  Compliance with applicable governmental laws, rules and regulations;

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  The prompt internal reporting of violations of the Code of Business Conduct and Ethics to the appropriate person or persons; and

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  Accountability for adherence to the Code of Business Conduct and Ethics.

Principles of Corporate Governance

        Our Board has adopted and annually reviews our Principles of Corporate Governance. These governance principles, along with the charters of our Board's committees and our Articles of Incorporation and Bylaws, form the framework for the governance of our Company. These principles include principal board responsibilities, our Majority Voting Policy, Clawback Policy, Lead Independent Director Charter (when our Chief Executive Officer is also the Chairman of the Board), the Board's policy against hedging and pledging our common shares, and stock ownership guidelines. Our Principles of Corporate Governance, as currently in effect, are available on our website at www.rockwellmed.com through the "Investors" page.

Shareholder Communications with the Board

        Our Board has a process for our shareholders to send communications to our Board or Audit Committee, including complaints regarding accounting, internal accounting controls or auditing matters. Communications may be sent to our Board, our Audit Committee or specific directors by regular mail to the attention of our Board, our Audit Committee or specific directors, at our principal executive offices at 30142 Wixom Road, Wixom, Michigan 48393. All of these communications will be initially reviewed by our Secretary (1) to filter out communications that the Secretary deems are not appropriate for the directors, such as communications offering to buy or sell products or services, and (2) to sort and relay the remainder (unedited) to the appropriate directors.

Related Party Transactions

        Pursuant to its charter, our Audit Committee is charged with monitoring and reviewing transactions and relationships involving independence and potential conflicts of interest with respect to our directors and executive officers. To the extent any such transactions are proposed, they would be subject to approval by our Audit Committee in accordance with applicable law and the Nasdaq Stock Market rules, which require that any such transactions required to be disclosed in our proxy statement be approved by a committee of independent directors of our Board. In addition, our Code of Business Conduct and Ethics generally requires directors and employees to avoid conflicts of interest. There were no transactions since January 1, 2017, and there is no currently proposed transaction, in which the Company was or is to be a participant, the amount involved exceeded or will exceed $120,000, and in which any director, executive officer of the Company or any immediate family member of any of such persons had or will have a direct or indirect material interest, except as described below.

Triferic® License

        We are party to a license agreement, dated January 7, 2002, with Charak LLC and its owner, Dr. Ajay Gupta, for our Triferic® product that covers issued patents in the United States, the European Union and Japan, as well as patent and pending patent applications in other foreign jurisdictions. Dr. Gupta joined us as our Chief Scientific Officer in 2009. The license agreement, which was negotiated on an arm's length basis before Dr. Gupta had any employment relationship with us, continues for the duration of the underlying patents in each country. We are obligated under the license agreement to make certain milestone payments and to pay ongoing royalties upon successful introduction of the product. No royalties were accrued and payable pursuant to the license agreement for 2017. There are no further milestone payments to be made under the license agreement.

EXECUTIVE OFFICERS

        The executive officers of the Company are elected or appointed annually and serve as executive officers of the Company at the pleasure of our Board. The Company's current executive officers are described below.

        Robert L. Chioini's business experience is described above under "Nominee For Reelection to Our Board."

        Thomas E. Klema, CPA/MBA, age 64, has served as the Company's Vice President, Chief Financial Officer, Treasurer and Secretary since January 1999. Prior to joining the Company, Mr. Klema was employed as vice president of finance and administration at a specialty products division of Whistler Corporation from 1997 to 1998 and, from 1980 to 1996, held several management positions in the areas of finance, accounting, human resources, business planning, customer service and operations, including from 1993 to 1996 as a vice president, at Diversey Corporation, a subsidiary of the Molson Companies, Ltd., until it was acquired by Unilever. Prior to 1980, Mr. Klema was employed as a certified public accountant. Mr. Klema holds both an MBA in finance and a BA in accounting from Michigan State University.

        Ajay Gupta M.D., age 60, joined the Company as Chief Scientific Officer in June 2009. Before joining the Company, Dr. Gupta spent the prior seven years as an associate professor of medicine at UCLA and Charles Drew University Schools of Medicine, Los Angeles, CA, where he had an active nephrology practice. Prior to that, Dr. Gupta served on the faculties of Henry Ford Hospital, Detroit, MI, University of Alabama, Birmingham, State University of New York, Syracuse and Washington University, St. Louis. Dr. Gupta also completed a clinical fellowship in Nephrology from Wayne State University, Detroit, Michigan and a research fellowship in Nephrology from Washington University, St. Louis, Missouri. Dr. Gupta, who is the founder and chairman of the Indian Society for Bone and Mineral Research, earned his MBBS degree and completed his residency in Internal Medicine from All India Institute of Medical Sciences, New Delhi.

        Raymond D. Pratt M.D., age 67, joined the Company in April 2012 as its Chief Medical Officer. Prior to joining the Company, Dr. Pratt worked at Shire PLLC from 2003 to 2010 as vice president research and development and as the scientific leader in its Emerging Business Unit and Renal Business Unit. Previous roles at Shire included vice president global clinical medicine and global clinical affairs and head of US Clinical Development. Dr. Pratt served in a consulting role at Quintiles, a global biopharmaceutical services company, as a vice president of strategic drug development innovation from August 2011 until joining the Company, and as an industry consultant during 2011 after leaving Shire. Prior to working at Shire, he was senior director, clinical research and development at Eisai Medical Research from 1994 to 2003, where he was head of central nervous system and internal medicine clinical development. Dr. Pratt is a graduate of the University of Illinois College of Medicine and completed his nephrology fellowship at the Walter Reed Army Medical Center where he practiced nephrology and served as the assistant chief of nephrology services and director of dialysis services from 1983 to 1985. Dr. Pratt was the recipient of a physician scientist training grant at Johns Hopkins School of Medicine and the recipient of a James Shannon New Investigator award from the NIH. He served as an assistant professor in the John Hopkins Department of Medicine and Nephrology from 1989 to 1993.

COMPENSATION OF EXECUTIVE OFFICERS

Compensation Discussion and Analysis

        This Compensation Discussion and Analysis describes our executive compensation philosophy and the pay programs provided to our named executive officers, or NEOs for 2017. Our NEOs for 2017 were:

  •
  Robert L. Chioini, our Founder, President and Chief Executive Officer;

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  Thomas E. Klema, our Vice President, Corporate Secretary, Treasurer and Chief Financial Officer;

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  Dr. Ajay Gupta, our Chief Scientific Officer; and

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  Dr. Raymond D. Pratt, our Chief Medical Officer.

Executive Summary

        During 2017, our Compensation Committee, which we also refer to in this section as our Committee, reviewed our executive compensation strategy and determined that, in general, the elements of our compensation program continue to align our executives' incentives with the Company's overall strategy and shareholders' interests in light of the Company's unique opportunities and challenges as a developing specialty pharmaceutical company.

Changes To Our Compensation Program For 2017

        As part of our commitment to monitor and update our pay practices, our Committee adopted several new executive compensation governance practices for 2017, including:

  •
  Management share ownership guidelines, helping to further align management economic incentives and with the long-term interests of our shareholders

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  An anti-pledging policy with respect to our common shares to help ensure that our executives are not forced to sell their pledged shares at an inopportune or inappropriate time

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  An anti-hedging policy with respect to our common shares, ensuring that management's economic alignment will be maintained through their full risk of loss on the common shares they own

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  An incentive compensation clawback policy to apply in the event of a material restatement of our financial statements, reducing incentives for excessive risk-taking by our executive officers

  •
  A cap on potential annual bonus payouts to encourage long-term performance

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  Engagement of an independent compensation consultant to provide outside guidance to our Committee concerning our compensation levels and our compensation program design.

        In addition to the changes described above, our Committee intends to modify the structure of our future annual bonus program to base it more on achieving objective performance criteria, including key milestones and financial metrics that have the potential to create shareholder value, as well as being less discretionary and more transparent. More details regarding our planned changes to our annual bonus program are below under the heading "—Key Elements of Compensation for 2018—Bonuses."

Our Leading Pay Practices

	WHAT WE DO		WHAT WE DON'T DO
☑	Engaged an Independent Compensation Consultant	☒	No Single Trigger Severance Payments Upon a Change of Control
☑	Maintain Executive and Director Share Ownership Guidelines	☒	No Excise Tax Gross-Ups of Severance Payments Upon a Change of Control
☑	Maintain an Incentive Compensation Clawback Policy	☒	No Hedging/Pledging of our Common Shares
☑	Limit Perquisites	☒	No Guaranteed Bonuses or Salary Increases
☑	Prohibit Future Hedging and Pledging Transactions in Our Common Shares	☒	No Equity Awards Vest in Less than One Year.
☑	Instituted Bonus Objectives Promoting Shareholder Value	☒	No Liberal Definition of Change In Control in Our Proposed 2018 Long Term Incentive Plan
		☒	No Supplemental Employee Retirement Plan (SERP)

Executive Compensation Oversight and Objectives

        Our Committee is responsible for establishing and administering our policies governing compensation for our executive officers. Our Committee's evaluation of executive compensation is multi-dimensional. In setting compensation for our NEOs, our Committee weighs a myriad of factors, including the contribution of the executive, the executives training, experience and knowledge, the opportunity for shareholder value creation, the stage of development of the Company, the business challenges faced by the Company and peer-based compensation comparisons. The Committee also considers the balance among salary and both short- and long-term incentive compensation, the opportunities and progress toward building long-term shareholder value, alignment of shareholder and management interests, competitive considerations, performance, retention and progress toward achieving our product development objectives. Because of these many factors, a high level of judgment is required by the Committee in establishing our executives' compensation packages.

        The key objectives established by our Committee for our executive compensation program are to:

  •
  Attract and retain superior caliber key executive personnel;

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  Motivate and reward executives who are critical to our success;

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  Provide a competitive compensation package that aligns the economic interests of our management with the interests of our shareholders and encourages the creation of shareholder value; and

  •
  Instill a "pay-for-performance" philosophy, meaning that we will pay higher compensation to our NEOs if our financial performance delivers incremental value to the shareholders.

        To position the Company for its development as a specialty pharmaceutical company and to meet the foregoing objectives, our Committee provides our executive officers with competitive short term cash compensation in the form of salary and bonus opportunities to attract and retain key personnel. As we move toward commercialization of our drug products, our Committee recommended, and our Board adopted, the concept of granting performance-based long-term equity incentive awards. As a result, we made performance based equity awards to our executive team in 2017 that we believe will further motivate management to optimize shareholder value. We intend to do so in the future if our shareholders approve our proposed new 2018 long-term incentive plan as described below under the heading "PROPOSAL 3—APPROVAL OF THE ROCKWELL MEDICAL, INC. 2018 LONG TERM INCENTIVE PLAN."

        In setting our compensation amounts and opportunities for our NEOs, our Committee relies on input from our Chief Executive Officer regarding the individual performance of our other NEOs and its own assessment of our Chief Executive Officer's performance in determining his compensation package. Our Chief Executive Officer was not present for the deliberations or voting by the Committee on the determination of his own compensation.

        In addition to considering individual performance, our Committee also takes into account our progress towards achieving Company goals and, beginning in 2017, the advice of our independent compensation consultant. We also considered the practices of our peers and market pay practice when setting compensation for our NEOs.

        Our Board of Directors and the Committee adopted and implemented improvements to our compensation design and practices in 2017 that we believe are considered best practices and are again seeking advisory shareholder approval of our executive compensation practices at the Annual Meeting. Please see "PROPOSAL 4—ADVISORY VOTE ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS." Our Committee intends to consider the results of that vote in its future decisions concerning compensation for our executive officers.

2017 Peer Group Analysis

        In 2017, our Committee used peer group analysis and analytics provided by Equilar to provide our Committee with information regarding market trends and guidance on our executive pay practices and to help our Committee in making recommendations to the Board on the structure of our compensation plans and practices for 2017. The criteria for selecting our peer group was that the peer group should consist of publicly-traded life science companies similarly situated to the Company. The Committee selected 35 companies for the Company's peer group. For the Committee's 2017 compensation review, the 35 companies in our peer group for purposes of NEO benchmarking were:

Abaxis, Inc.	Achillion Pharmaceuticals, Inc.	Akebia Therapeutics, Inc.
AMAG Pharmaceuticals, Inc.	Arena Pharmaceuticals, Inc.	Ariad Pharmaceuticals Inc.
Array BioPharma, Inc.	Cambrex Corporation	Celldex Therapeutics, Inc.
Cempra, Inc.	Cynosure, Inc.	Depomed, Inc.
Dynavax Technologies, Inc.	Enanta Pharmaceuticals, Inc.	Exelixis, Inc.
FibroGen	Geron Corporation	Halozyme Therapeutics, Inc.
ImmunoGen, Inc.	Intra-Cellular Therapies	Lannett Company, Inc.
Lexicon Pharmaceuticals, Inc.	MacroGenics, Inc.	Merrimack Pharmaceuticals, Inc.
Natus Medical Inc.	NewLink Genetics Corporation	Novavax, Inc.
Nxstage Medical, Inc.	PDL BioPharma, Inc.	Relypsa, Inc.
Repligen Corporation	Sangamo Biosciences Inc.	Sarepta Therapeutics, Inc.
Supernus Pharmaceuticals, Inc.	ZIOPHARM Oncology, Inc.

Key Elements of Executive Compensation for 2017

        Our executive compensation package for our NEOs during 2017 consisted of four key elements. These four elements, and our objectives for paying each, are described in the chart below.

ELEMENT	FORM OF COMPENSATION	PRIMARY OBJECTIVES
Base Salary	Cash	• Help attract and retain executive talent.
• Recognize day-to-day role and scope of responsibility.
Bonus	Cash	• Motivate achieving the Company's future performance goals for the one-year performance period.
• Reward individual performance that meets annual goals.
• Retain key talent.
Long Term Incentive Compensation	Equity Compensation Awards	• Align executive and shareholder long term interests in shareholder value creation.
• Reward executive team for shareholder value creation.
Other Compensation	Employee benefit plans; perquisites	• Provide competitive package meeting industry standards to attract and retain executive talent.

        Our 2007 Long Term Incentive Plan expired on April 11, 2017. As a result, we no longer have a Long Term Incentive Plan in place. We have generally provided appropriate long term compensation through equity-based compensation awards intended to align shareholder and management economic interests and to motivate management to increase shareholder value.

        Salaries.    Our Committee froze the base salaries for our NEOs in 2016 at their 2015 levels in recognition of the challenges facing our business. However, in view of our business development progress, 2017 NEO salaries were increased between 4%-6% in 2017 over their 2015 and 2016 levels. Salaries paid to our NEOs for 2017 are shown below in the "Salary" column of the Summary Compensation Table.

        Bonuses.    Our Committee believes that annual bonuses are an important tool to encourage our executive team to meet near-term strategic and financial performance objectives, which thereby should also create value for our shareholders.

        For 2017, as in past years, we set a target cash bonus level for each of our NEOs at 100% of their respective base salary. The payment of bonuses for 2017 was primarily based upon the Company's achievement of key milestones: achieving Triferic® reimbursement and obtaining FDA approval to commercialize Calcitriol. The payment of bonuses for 2017 was also based upon each executive's achievement of their relevant functional performance goals, including but not limited to, adding to our customer base through our Triferic® sample program, educating our customers about Triferic®, entering into distributor licenses outside of the United States, and advancing our other clinical development programs.

        In April 2018, our Committee chose not to issue a bonus to Mr. Chioini for 2017, as a result of the Company's inability to achieve certain key milestones for Triferic® and Calcitriol and challenges the business faced during 2017. Our Committee did approve bonuses for Dr. Pratt, Dr. Gupta and Mr. Klema for 2017 equal to $115,100, $88,620, and $88,400, or 25%, 17.5% and 20% of their base salary, respectively, reflecting their contributions during 2017 to progressing our product development efforts in preparing for the commercialization and regulatory approvals of our drug products both domestically and internationally. The bonuses paid to our NEOs with respect to 2017 are shown in the "Bonus" column of the Summary Compensation Table.

        Equity Compensation.    No equity grants were made to our NEOs during 2016. On March 15, 2017, our Committee recommended the grant of performance-based equity awards, and the Board approved such awards, the only remaining awards that could be issued under the 2007 Long Term Incentive Plan. The performance-based restricted stock grants issued the following grants to our NEOs and directors, which constituted all of the then-remaining shares reserved for issuance under the 2007 Long Term Incentive Plan:

Name and Principal Position	Grant
Robert L. Chioini	200,000	(a)
President and Chief Executive Officer	45,000	(b)
Thomas E. Klema	68,600	(a)
Secretary, Treasurer and Chief Financial Officer
Dr. Ajay Gupta	68,500	(a)
Chief Scientific Officer
Dr. Raymond D. Pratt	68,500	(a)
Chief Medical Officer

(a)
Grants that were intended to qualify under Section 162(m) of the Code at the time of grant. Please see "—Deductibility of Executive Compensation" below.

(b)
Grants that were not intended to qualify under Section 162(m) of the Code at the time of grant. Please see "—Deductibility of Executive Compensation" below.

        The Committee granted the foregoing performance-based restricted stock awards with full vesting subject to the Company's achievement of any one of the following three vesting criteria ("2017 Grant Performance Vesting Criteria"):

  •
  aggregate reported net sales of the Company in any four consecutive calendar quarters equals or exceeds $100,000,000.

  •
  the market capitalization of the Company is greater than $600,000,000 for ten consecutive trading days.

  •
  one year following the date the Centers for Medicare & Medicaid Services assigns the Company transitional add-on reimbursement payment status for our drug product, Triferic®.

        If the vesting date occurs during a trading blackout period, vesting will be delayed until the second day after the blackout trading period is no longer in effect (and irrespective of the market price subsequent to the criteria having been met, if applicable).

        Until shareholders approve our proposed new 2018 Long Term Incentive Plan, our Committee and the Board will only be able to make equity awards to employees, directors or the named executive officers that are contingent upon such plan being approved. In February 2018, the Committee and the Board approved 225,000 contingent awards to approximately 30 of our key employees, excluding our NEOs. No contingent awards were granted to our NEOs. Please see "PROPOSAL 3—APPROVAL OF THE ROCKWELL MEDICAL, INC. 2018 LONG TERM INCENTIVE PLAN—Contingent Grants Made to Non-Executives and Independent Directors Under 2018 Plan" for more detail. If the proposed new 2018 Long Term Incentive Plan is not approved by our shareholders at the Annual Meeting, all contingent awards otherwise issuable under such plan will be cancelled and forfeited.

        Other Compensation.    The Company offers a 401(k) plan for individual retirement savings opportunities available to all of our salaried employees on a non-discriminatory basis. The plan is non-contributory by the Company and we have no other pension or retirement plan or deferred compensation arrangement for our NEOs.

        We believe that the perquisites we offer our NEOs are modest, as we believe our NEOs are otherwise fairly compensated through the other parts of their compensation package. We provide long term disability insurance for our NEOs at a nominal cost. In addition, Mr. Chioini receives a vehicle allowance consistent with our historical practice since the Company's inception. However, during 2017, he only used a portion of such an allowance (although he may do so more fully in the future). The aggregate incremental costs of these benefits, to the extent they exceed $10,000 in the aggregate for each NEO, are included in the "All Other Compensation" column of the Summary Compensation Table. Other than Mr. Chioini, no NEO received perquisites in excess of $10,000 during any of the last three years.

Executive Share Ownership Guidelines

        In early 2017, to further align our management's and shareholder's economic interests and discourage inappropriate or excessive risk-taking, our Board established formal share ownership guidelines that apply to our management team, including our NEOs. Under these guidelines, our Chief Executive Officer, other NEOs and any Vice Presidents will be required to maintain the following ownership levels:

CEO	4x base salary
All other NEOs	2x base salary
Vice Presidents	1x base salary

        Each covered executive has the goal of meeting the guidelines by the later of the fifth anniversary of the date the guidelines became effective or the fifth anniversary of the executive's first designation as an executive subject to the guidelines. A covered executive will be deemed to be in compliance with the guidelines if the value of shares held by the executive on any date during the calendar year equals or exceeds the applicable multiple of his or her base salary. After meeting the ownership guidelines, any subsequent decreases in the market value of shares will not be considered, as long as the executive remains at the same salary and/or title level and holds at least the same number of shares as they did when they met or exceeded the guidelines.

        For purposes of these guidelines, the following securities will be counted in determining whether an executive owns the requisite number of shares: common shares purchased by the executive, shares owned jointly with or separately by a member of the executive's immediate family, shares held indirectly by entities formed for the benefit of the executive or his or her immediate family members or over which the executive has the ability to influence or direct investment decisions, outstanding shares held through the Company's equity plans (other than performance shares which have not yet vested), shares issuable upon vesting of time-vested restricted share units settleable in common shares, whether vested or unvested, and shares issuable upon exercise of vested stock options assuming a net exercise of such options.

        Each of our NEOs was in compliance with the share ownership requirements as of the record date for our Annual Meeting, due to either owning the required number of shares or having more time to do so before the target date.

Anti-Hedging and Anti-Pledging Policy

        In 2017, our Board established an anti-hedging and anti-pledging policy as part of our Principles of Corporate Governance. This policy prohibits any of our executive officers from pledging as security common shares that he or she directly or indirectly owns or from engaging in any short sale or hedging transaction. This policy does not apply to pledge arrangements entered into prior to the effective date of the policy by a current director or executive officer and in effect on the effective date. The Board is able to grant an exception to allow a stock pledge if (a) the arrangement is not a margin loan and the borrower clearly demonstrates the financial capacity to repay the loan without resort to having to sell the pledged shares, or (b) withholding taxes have become due in connection with the exercise of a stock option within 90 days of its expiration or in connection with the vesting of an equity award and the Board determines that sales by executive officers at such time would not be in the Company's or the shareholders' best interests and use of a cashless methodology involving the use of the Company's cash resources would not be in the Company's best interests.

Incentive Compensation Clawback Policy

        In 2017, our Board adopted an incentive compensation recoupment, or "clawback", policy applicable to our executive officers. Under this policy, in the event of a material restatement of our consolidated financial statements due to material noncompliance with any financial reporting requirement, our Board or our Committee shall, to the extent permitted by law and not impracticable, recoup compensation that is "erroneously awarded" during the three completed years prior to the date on which the Company determines that its financial statements contain a material error or the date on which the Company is ordered by a court or regulatory body to restate its financial statements. Erroneously awarded compensation is the amount of incentive-based compensation received by the executives that exceeds the amount of such compensation that would have been received had it been determined based on the accounting restatement, without regard to taxes paid. The amount of erroneously awarded incentive compensation based on stock price or total shareholder return will be based on a reasonable estimate of the effect of the restatement on the stock price.

Employment Agreements and Change In Control Arrangements

        On March 7, 2018, the Company, upon approval by the Board and as part of the Letter Agreement entered into with Richmond Brothers, Inc. and David S. Richmond on March 7, 2018 (the "Letter Agreement"), entered into an employment agreement with Robert L. Chioini, the Company's founder, President and Chief Executive Officer (the "Chioini Agreement") and Thomas E. Klema, the Company's Vice President, Chief Financial Officer, Treasurer and Secretary (the "Klema Agreement", together with the Chioini Agreement, the "Employment Agreements"). Mr. Chioini and Mr. Klema negotiated their Employment Agreements with the Company as part of the Letter Agreement. Under the Chioini Agreement, Mr. Chioini's initial base salary is $898,439 (same as was in effect at the time of his Agreement). Under the Klema Agreement, Mr. Klema's initial base salary is $442,007 (same as was in effect at the time of his Agreement). The following are the key terms of the Employment Agreements (the defined terms in the description below have the meaning ascribed in the Employment Agreements):

        Compensation.    In addition to initial base salary, each of Mr. Chioini and Mr. Klema also will be eligible for year-end bonuses, paid in either cash or equity, or both (each an "Annual Bonus"), with a target of up to 100% of base salary (the "Target Bonus"), as may be awarded, if at all, pursuant to any annual executive bonus plan and related corporate goals approved solely at the discretion of the Board. In addition, each of Mr. Chioini and Mr. Klema will be eligible for annual long-term incentive grants, which may be paid in cash or equity, or both, as may be awarded, if at all, at the sole discretion of the Board. Any long-term incentive grants will be governed by our Company's then-applicable long-term incentive plan and any long-term incentive grant agreements under the then applicable long-term incentive plan by which they are issued. Each Employment Agreement is effective for an initial term of 24 months (which may be renewed for successive 12-month periods) or until terminated and includes a 12-month post-employment non-competition agreement, and a separate agreement providing for non-competition and non-solicitation, as well as obligations of confidentiality and the assignment to the Company of all intellectual property.

        Termination of Employment.    Upon termination of such executive's employment by the Company without Cause or by executive for Good Reason (in each case as defined in the Employment Agreements), in addition to any benefits that may become due under any of the Company's vested plans or other policy, such executive will be entitled to the following benefits, on the condition that he enters into a separation agreement containing a plenary release of claims in a form acceptable to the Company, and the release has become final: (i) a severance amount equal to the sum of such executive's base salary then in effect (determined without regard to any reduction constituting Good Reason), payable in equal installments from the date of termination to the date that is 12 months after the date of termination; (ii) immediate and full vesting of currently existing stock options which will otherwise fully vest on October 2, 2018 and the right to continue to exercise all vested stock options to acquire Company stock and all other vested equity awards held by executive as of the date of termination for two years after the date of termination, subject to their ultimate expiration; and (iii) continued eligibility for performance-based vesting of their 2017 Performance-Based Restricted Stock Award (as defined in the Employment Agreements) for two years after the date of termination. In addition, for up to 18 months after termination, if such executive elects to continue medical benefits through the Consolidated Omnibus Budget Reconciliation Act of 1985 ("COBRA"), the Company will continue to pay the Company's costs of such benefits as in effect on the date of termination and as such benefits are provided to active employees. If COBRA coverage is unavailable at any time, the Company will reimburse such executive an amount which, after taxes, is sufficient to purchase medical and dental coverage substantially equivalent to that which executive and his dependents were receiving immediately prior to the date of termination and that is available to comparable active employees, reduced by the amount that would be paid by comparable active employees for such coverage under the Company's plans, and provided further, that the Company's obligation to provide benefits will cease or be reduced to the extent that a subsequent employer provides substantially similar coverages.

        Termination of Employment Following Change of Control.    Upon termination in connection with a Change of Control, in addition to any benefits that are due to such executive under any Company plans or other policies, he will be entitled to: (i) a prorated bonus equal to a percentage of his Target Bonus (as defined in the Employment Agreements) based upon the number of days executive was employed in the year of termination, payable in a lump sum within 10 days after the date of termination; (ii) a severance amount equal to 1.5 times the sum of executive's base salary then in effect (determined without regard to any reduction constituting Good Reason) plus 50% of his Target Bonus amount, payable in a lump sum within 10 days after the date of termination except in certain circumstances; (iii) acceleration and full vesting of all of his outstanding shares of restricted stock and all options to acquire Company stock, with any restrictions under restricted stock agreements being lifted and all stock options continuing to be exercisable for the remainder of their stated terms; and (iv) COBRA continuation of benefits, as described above under termination without Cause or by executive for Good Reason, for a period of 18 months after termination of employment. If any payments to the executive in connection with a Change of Control are subject to the excise tax imposed by Section 4999 of the Code, or any interest or penalties with respect to such excise tax, the foregoing payment will be automatically reduced to the extent and in the manner provided in the Employment Agreements.

        Continued Employment Following Change of Control.    Upon a Change of Control and assuming that such executive remains employed as the titles given to the respective executives in each of their Employment Agreements, (i) the term of the Employment Agreements will be automatically extended for 18 months from the date of the Change of Control; and (ii) during the remaining term of the Employment Agreements (as extended), and provided that the executive is employed on the last day of a fiscal year ending in that term, the executive will be entitled to an Annual Bonus (as defined in the Employment Agreements) at least equal to his Target Bonus, payable no later than March 15 in the next succeeding fiscal year. Notwithstanding any provision to the contrary in any of the Company's long-term incentive plans or in any stock option or restricted stock agreement between the Company and such executive, all vested and unvested shares of restricted stock and all vested and unvested options to acquire Company stock and/or restricted stock will be assumed by the successor entity; and, if the Company is not the successor entity, such executive will be entitled to receive in exchange therefor the economic equivalent, as provided in the Employment Agreements.

Deductibility of Executive Compensation

        Section 162(m) of the Code generally limits our corporate tax deduction to $1 million per year for compensation paid to certain covered employees, including certain of our NEOs. For 2017 and prior years, however, compensation that met certain requirements to qualify as performance-based compensation under Section 162(m) was fully deductible. As such, we structured a significant portion of our NEOs' compensation in 2017 to meet such performance-based exemption to reduce the impact of the $1 million deduction limit. Nevertheless, because we believe that many factors other than tax deductibility influence a well-rounded compensation program, our Committee reserved the right to award compensation to our NEOs in excess of $1 million that did not qualify as performance-based compensation if it believed such compensation was necessary to continue to provide competitive arrangements intended to attract and retain, and provide appropriate incentives to our NEOs.

        As a result of changes to Section 162(m) made by the Tax Cuts and Jobs Act, starting with our 2018 year, only performance-based compensation that is paid pursuant to a binding contract in effect on November 2, 2017, will be exempt from the $1 million deduction limit. Accordingly, any compensation that we pay in the future to our NEOs due to new compensation arrangements entered into after November 2, 2017, even if performance-based, will count towards the $1 million deduction limit. Because our Committee considers many different factors other than tax deductibility when setting pay levels for our NEOs (such as the competitiveness of our compensation programs) and as a result of the changes made to Section 162(m) by the Tax Cuts and Jobs Act, a portion of the compensation that we pay to our NEOs in the future may not be deductible.

Compensation Committee Interlocks and Insider Participation

        During 2017, the members of our Committee were Mr. Boyd (Chairman), Mr. Bagley, Mr. Holt and Dr. Smith. Effective June 1, 2017, Mr. Holt's term as a director of our Company expired. Effective March 12, 2018, our Committee is comprised of Mr. Ravich (Chairman), Ms. Colleran and Mr. Wolin. During 2017, no member of the Committee had a relationship with us that required disclosure under Item 404 of Regulation S-K. During 2017, none of our executive officers served as a member of the board of directors or compensation committee, or other committee serving an equivalent function, of any entity that has one or more executive officers who served as members of our Board or Committee. None of the members of our Committee is an officer or employee of our Company, nor have they ever been an officer or employee of our Company.

Compensation Committee Report

        Our Committee has reviewed and discussed the Compensation Discussion and Analysis contained in this proxy statement with management. Based on our Committee's review of, and the discussions with management with respect to, the Compensation Discussion and Analysis, our Committee has recommended to our Board that the Compensation Discussion and Analysis be included in this proxy statement, and in the Company's Annual Report on Form 10-K for the year ended December 31, 2017.

        By the Compensation Committee:

    Mark Ravich (Chairman)
    Lisa N. Colleran
    Benjamin Wolin

Summary Compensation Table

        The following table sets forth the total compensation paid to or earned by our NEOs during each of the last three years:

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)(a)	Stock Awards ($)(b)	Option Awards ($)(c)	All Other Compensation ($)(d)	Total ($)
Robert L. Chioini	2017	898,439	—	1,396,500	—	7,200	2,302,139
President and	2016	847,584	805,205	—	—	23,759	1,676,548
Chief Executive Officer	2015	847,584	805,205	2,674,750	3,504,628	22,566	7,854,733
Thomas E. Klema	2017	442,007	88,401	391,020	—	—	921,428
Secretary, Treasurer and	2016	416,988	166,795	—	—	—	583,783
Chief Financial Officer	2015	416,988	166,795	1,234,500	972,252	—	2,790,535
Dr. Ajay Gupta	2017	506,415	88,623	390,450	—	—	985,488
Chief Scientific Officer	2016	486,938	146,081	—	—	—	633,019
	2015	486,938	146,081	1,357,950	972,252	—	2,963,221
Dr. Raymond D. Pratt	2017	460,335	115,089	390,450	—	—	965,894
Chief Medical Officer	2016	442,648	154,927	—	—	—	597,575
	2015	442,648	154,927	1,357,950	972,252	—	2,927,777

(a)
These bonus amounts were approved by our Committee following the year end, but constitute compensation earned for services rendered in the year shown.

(b)
The amounts reported in this column represent grant date fair values of restricted stock awards computed in accordance with FASB ASC Topic 718. These restricted stock awards were valued at the closing market price on the date of grant, or $5.70 for the March 2017 grant and $8.23 per share for the October 2015 grant. No stock awards were granted to our NEOs during 2016.

(c)
The amounts reported in this column represent grant date fair values of stock option grants granted during 2015 determined using the Black Scholes option pricing model, excluding any forfeiture reserves, in accordance with FASB ASC Topic 718. The assumptions used to determine fair value are set forth in the table below:

Dividend Yield	Risk Free Rate	Volatility	Expected Life
0.0%	1.5%	59%	6 years
(d)
For Mr. Chioini, the amounts reported reflect payments made by the Company under its lease car program of $0, $19,976 and $18,439 and premiums for long-term disability insurance of $3,439, $3,783 and $4,127 in 2017, 2016 and 2015, respectively. The incremental cost to the Company of perquisites provided to the other NEOs did not exceed $10,000 and, therefore, has been excluded pursuant to applicable SEC rules.

Grants of Plan-Based Awards In 2017

        Our NEOs received equity-based awards during 2017. In aggregate, our NEOs received 382,000 performance-based restricted stock grants all subject to the 2017 Grant Performance Vesting Criteria.

Outstanding Equity Awards At 2017 Year-End

        The following table shows certain information regarding outstanding equity awards at December 31, 2017 for our NEOs:

Outstanding Equity Awards at 2017 Year-End

	Option Awards
	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable(a)
					Stock Awards
Name			Option Exercise Price ($)	Option Expiration Date	Number of Shares That Have Not Vested (#)(c)	Market Value of Shares That Have Not Vested ($)(b)
Robert Chioini	75,000		6.50	4/3/2018
	175,000		3.09	11/19/2018
	225,000		6.74	6/18/2019
	150,000		7.13	1/15/2020
	100,000		5.8618	8/13/2020
	250,000		8.47	1/11/2021
	225,000		10.04	1/5/2022
	25,000		8.73	6/4/2022
	250,000		6.12	1/31/2023
	250,000		10.10	1/13/2024
	500,000		8.88	10/1/2024
	516,667	258,333	8.23	10/2/2025
					245,000	1,425,900
Thomas Klema	40,000		3.09	11/19/2018
	62,500		6.74	6/18/2019
	30,000		7.13	1/15/2020
	30,000		5.8618	8/13/2020
	66,667		8.47	1/11/2021
	62,500		10.04	1/5/2022
	20,834		8.73	6/4/2022
	100,000		6.12	1/31/2023
	120,000		10.10	1/13/2024
	120,000		8.88	10/1/2024
	143,333	71,667	8.23	10/2/2025
					68,600	399,252
Ajay Gupta	187,000		6.74	6/18/2019
	60,000		7.13	1/15/2020
	75,000		5.8618	8/13/2020
	150,000		8.47	1/11/2021
	125,000		10.04	1/5/2022
	25,000		8.73	6/4/2022
	150,000		6.12	1/31/2023
	150,000		10.10	1/13/2024
	50,000		8.88	10/1/2024
	143,333	71,667	8.23	10/2/2025
					68,500	398,670
Raymond Pratt	150,000		8.93	5/1/2022
	150,000		6.12	1/31/2023
	150,000		10.10	1/13/2024
	50,000		8.88	10/1/2024
	143,333	71,667	8.23	10/2/2025
					68,500	398,670

(a)
Unvested options vest in three equal annual installments beginning one year after the grant date or immediately upon death, disability or a change in control.

(b)
Value was determined by multiplying the number of shares that have not vested by the closing price of our common shares as of December 29, 2017 ($5.82).

(c)
Restricted shares vest upon achievement of performance objectives or immediately upon a change in control.

Option Exercises and Stock Vested During 2017

        The following options were exercised and restricted stock awards held by our NEOs vested during 2017:

Option Exercises and Stock Vested for 2017

	Option Awards
			Stock Awards
		Amount Realized Upon Exercise ($)(a)
	Number of Shares Acquired Upon Exercise (#)		Number of Shares Realized Upon Vesting (#)	Amount Realized Upon Vesting ($)(b)
Robert Chioini	3,788	25,000	325,000	2,340,000
Thomas Klema	1,325	8,750	150,000	1,080,000
Ajay Gupta	—	—	165,000	1,188,000
Raymond Pratt	—	—	165,000	1,188,000

(a)
Equals the stock price on the NASDAQ Stock Market on the exercise or transfer date minus the option exercise price multiplied by the number of shares acquired on exercise or, in the case of a transfer, that could be acquired on exercise.

(b)
Equals the stock price on the NASDAQ Stock Market on the vesting date multiplied by the number of shares acquired on vesting.

Payments Upon Termination or Change in Control

        Payments to our Chief Executive Officer and our Chief Financial Officer in the context of their termination or a change in control of our Company are governed by their respective Employment Agreement. For information regarding our obligations for payments to our Chief Executive Officer and our Chief Financial Officer, please see "Employment Agreements and Change In Control Arrangements" above.

        None of our other NEOs has an employment contract or severance agreement in place that provides for special benefits upon retirement, resignation, or any other termination of employment. The only benefits that such other NEOs would receive upon termination of employment are those provided to all salaried employees on a nondiscriminatory basis—accrued salary, unused vacation and 401(k) plan distributions—and accelerated vesting of options granted pursuant to our 2007 Long Term Incentive Plan, or 2007 LTIP, if the NEO's termination is due to death or permanent disability.

        In the event of a change in control, all unvested options granted pursuant to the 2007 LTIP become fully exercisable and all restricted stock awards will be deemed fully vested. We do not provide any additional benefits to our executives in the event of a change in control. A "change in control" is generally defined in the 2007 LTIP as any of the following events:

  •
  If the Company consolidates with or merges into any other corporation or other entity and is not the continuing or surviving entity of such consolidation or merger;

  •
  If the Company permits any other corporation or other entity to consolidate with or merge into the Company and the Company is the continuing or surviving entity but, in connection with such consolidation or merger, the common shares are changed into or exchanged for stock or other securities of any other corporation or other entity or cash or any other assets;

  •
  If the Company dissolves or liquidates;

  •
  If the Company effects a share exchange, capital reorganization or reclassification in such a way that holders of common shares shall be entitled to receive stock, securities, cash or other assets with respect to or in exchange for the common shares;

  •
  If any one person, or more than one person acting as a group, acquires ownership of common shares possessing 35% or more of the total voting power of the common shares;

  •
  If a majority of members on the Board is replaced during any 12-month period by directors whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of the appointment or election; or

  •
  If there is a change in the ownership of a substantial portion of the Company's assets, which shall occur on the date that any one person, or more than one person acting as a group acquires assets from the Company that have a total gross fair market value equal to or more than 40% of the total gross fair market value of all of the assets of the Company immediately prior to such acquisition or acquisitions.

        The table below shows the value of the unvested equity awards that would have become vested for each NEO upon a change in control or the options that would become exercisable upon the NEO's death or disability, assuming the relevant event took place on December 31, 2016. Such values are based on the closing price of our stock on December 29, 2017, the last trading day of the year ($5.82 per share). Specifically, the value of restricted stock is calculated by multiplying such closing price by the number of unvested shares held by the NEO at year end, and the value of options is calculated by multiplying the spread between the closing market price on December 29, 2017 and the exercise price times the number of shares with respect to which the options would have become exercisable.

Potential Benefits and Payments Upon Death, Disability or Change-of-Control as of 2017 Year-End

Name	Benefit	Change in Control ($)	Death or Disability ($)
	Value of accelerated stock options	$0	$0
Robert Chioini	Value of accelerated restricted stock	$1,425,000	$0

	Total:	$1,425,000	$0

	Value of accelerated stock options	$0	$0
Thomas Klema	Value of accelerated restricted stock	$399,252	$0

	Total:	$399,252	$0

	Value of accelerated stock options	$0	$0
Ajay Gupta	Value of accelerated restricted stock	$398,670	$0

	Total:	$398,670	$0

	Value of accelerated stock options	$0	$0
Raymond Pratt	Value of accelerated restricted stock	$398,670	$0

	Total:	$398,670	$0

CEO Pay Ratio Disclosure

        Following is a reasonable estimate, prepared under applicable SEC rules, of the ratio of the annual total compensation of our Chief Executive Officer to the median of the annual total compensation of all of our employees (except for the CEO). We identified the median employee by first determining the 2017 total wages for each employee (except for our CEO), who were employed by us on December 31, 2017. Based on this compensation measure, we then identified the median employee from among our entire employee population. After identifying the median employee, we calculated annual total compensation for such employee using the same methodology we use for our NEOs as set forth in the Summary Compensation Table in this proxy statement.

        Mr. Chioni had 2017 annual total compensation of $2,302,139, as reflected in the Summary Compensation Table included in this proxy statement. The 2017 annual total compensation of our median employee (other than the CEO) was $29,120. The median employee's total compensation includes base wages, overtime earnings and annual incentive compensation. Based on the foregoing, our estimate of the 2017 ratio of the annual total compensation of our CEO to the median annual total compensation of all our employees (other than the CEO) was 79 to 1.

        Because the SEC rules for identifying the median of the annual total compensation of our employees and calculating the pay ratio based on that employee's annual total compensation allow companies to adopt a variety of methodologies, and to make reasonable estimates and assumptions that reflect their employee populations and compensation practices, the pay ratio reported by other companies may not be comparable to the pay ratio for our Company, as other companies have different employee populations and compensation practices and may utilize different methodologies, estimates and assumptions in calculating their pay ratio.

Changes To Our Compensation Program For 2018

Key Elements of Executive Compensation for 2018

        Our Committee considered the 2017 advisory shareholder vote on the compensation of our executive officers and engaged our independent compensation consultant, Cannae HR Solutions, to provide a compensation analysis using a peer group of 24 specialty pharmaceutical companies similar to Rockwell. As part of the peer analysis, Cannae HR Solutions also reviewed Rockwell's previous equity grants to our NEOs. As the Committee consists of newly appointed independent directors, the Committee will be continuing its review of changes to executive compensation practices so as to encompass best practices and align with shareholder interests. Below are the changes the Committee and the Board approved regarding executive compensation for 2018.

        In March 2018, the Committee requested its independent compensation consultant to re-evaluate the Company's appropriate peer group. As a result, Cannae HR Solutions provided the Committee with its review of peer-based executive compensation, including a comparison of salary, bonus and other forms of compensation as well as stock-based compensation compared to a peer group consisting of 24 publicly-traded companies. The peer group companies were identified as being comparable to our Company in size, stage of development, and operation and that are in the life science industry and specifically the specialty pharmaceutical business with a market capitalization between $174 million and $887 million. With guidance from the Committee's consultant, the Committee evaluated our equity compensation practices in relation to our similarly situated 24 companies in our peer group. For the Committee's 2018 compensation review, the 24 companies in our peer group for purposes of NEO benchmarking are:

Agenus Inc.	Akebia Therapeutics, Inc.	AMAG Pharmaceuticals, Inc.
BioCryst Pharmaceuticals Inc.	BioSpecifics Technologies Corp.	Cara Therapeutics, Inc.
Celldex Therapeutics, Inc.	Coherus BioSciences, Inc.	Collegium Pharmaceutical, Inc.
Corium International, Inc.	Depomed, Inc.	Eagle Pharmaceuticals, Inc.
Foamix Pharmaceuticals Ltd.	Insys Therapeutics, Inc.	Keryx Biopharmaceuticals, Inc.
Melinta Therapeutics, Inc.	NewLink Genetics Corporation	Novavax, Inc.
OptiNose, Inc.	Rigel Pharmaceuticals, Inc.	Strongbridge Biopharma plc.
Sucampo Pharmaceuticals, Inc.	Vanda Pharmaceuticals Inc.

        Based on this updated data and analysis, our Committee established new parameters around our annual NEO equity compensation awards that we intend to apply to future grants in 2018 and beyond.

        Salaries.    Mr. Chioini's and Mr. Klema's salaries in 2018 are frozen at their 2017 levels in accordance with their applicable Employment Agreements. Mr. Chioini and Mr. Klema negotiated their Employment Agreements with the Company as part of the Letter Agreement approved by the Board. Please see "Compensation Discussion and Analysis—Employment Agreements and Change In Control Arrangements" above. Our remaining NEOs' base salaries in 2018 are frozen at their 2017 levels in recognition of the challenges facing our business. Our NEOs' base salary levels have generally been designed to provide fixed annual cash compensation that is competitive with base salary levels provided to executives of similar position, responsibility, experience, qualifications, and performance, to the extent such comparable positions exist. Additionally, the Committee believes that our NEOs' base salary levels allow us to recruit and retain the best qualified executives in a very competitive market for talent in the biotechnology and pharmaceutical industries. Our NEOs' base salaries are reviewed annually as part of our annual review process in light of the NEOs individual performance and our Company's performance during the prior year, as well as the then current competitive conditions. The Committee believes that it is appropriate during most years to provide an upward adjustment to NEO salaries if the NEO's performance warrants such adjustment, our financial condition permits, and/or in order to adhere to our executive compensation philosophy of maintaining base salary levels near the 50th percentile as compared to our peers.

        Bonuses.    Our Committee intends to implement a number of changes to our annual short term incentive or bonus program beginning in 2018. Under our new annual program, our annual incentive cash bonus program, management will be asked to provide proposed 2018 corporate performance goals to be reviewed and approved by the Committee and the Board. We expect, through discussions with management, the Committee and the Board will establish performance-based short term incentive targets that are consistent with our peer group analysis and best practices in compensation design. In reviewing and approving the goals to be met for 2018, the Committee and the Board will apply a weighting system using corporate financial targets, as well as operating and performance goals for each NEO to be applied to each goal. The weights given to each corporate goal will be determined based upon our Company's relative strategic, financial and operating priorities for 2018. Wherever possible, the Committee will develop objective, quantitative measures of performance for evaluation of the Company's achievement of the aforementioned performance goals.

        Equity Compensation.    We have generally provided appropriate long term compensation through equity-based compensation awards intended to align shareholder and management economic interests and to motivate management to increase shareholder value. We intend to do so again in 2018 and future years if our shareholders approve a new 2018 Long Term Incentive Plan as described below under the heading "PROPOSAL 3—APPROVAL OF THE ROCKWELL MEDICAL, INC. 2018 LONG TERM INCENTIVE PLAN." Grants of equity awards for our NEOs in 2018 will be based upon the recently developed peer group of 24 companies while taking into account the existing equity holdings of our NEOs. The Committee intends to recommend long term incentive compensation that is aligned with shareholder interests and that is consistent with the peer group analysis performed by the Committee's independent compensation consultant. Under the terms of the new 2018 Long Term Incentive Plan, our Chief Executive Officer as of April 13, 2018, will not be eligible to receive awards until immediately after our 2019 Annual Meeting as our Committee believes he has received grants on average which are in excess of his peer group over the past five years.

Compensation Consultant Independence

        In connection with its engagement of Cannae HR Solutions, our Committee considered Cannae HR Solutions' independence from management under the standards required by the Nasdaq listing rules. Cannae HR Solutions was directly accountable to our Committee, and had no business or personal relationship with the Company or any of our executive officers or directors. We paid Cannae HR Solutions $25,750 for their services in 2017. Accordingly, our Committee concluded that the engagement of Cannae HR Solutions did not raise any conflict of interest.

 RISK ASSESSMENT OF OUR COMPENSATION POLICIES AND PRACTICES

        Each year, our Committee conducts a review of our executive compensation policies and practices to assess whether any risks arising from such policies and practices are reasonably likely to materially adversely affect our Company. We believe that we have designed a balanced approach to our executive compensation programs that rewards both our NEOs and our other key employees for achieving our annual and longer-term strategic objectives and financial and business performance goals that we believe will help us achieve sustained growth and success over the long-term. We believe that our Committee has structured our total executive compensation to ensure that there is a focus on incentivizing and rewarding both near-term financial performance and sustained long-term shareholder appreciation. While it is possible that the pursuit of our strategic objectives and our annual financial performance targets that determine our incentive compensation may lead to employee behavior that may increase certain risks to our Company, we believe that we have designed our executive compensation program to help mitigate against such concerns and to help ensure that our executive compensation practices and decisions are consistent with our strategic business plan and our enterprise risk profile.

        During its review, our Committee took the following actions:

  •
  Identified our material compensation arrangements and categorized them according to the levels of potential risk-taking behaviors that our Committee believed they may encourage.

  •
  Met with our Chief Executive Officer and Chief Financial Officer to develop a better understanding of our enterprise risk profile and our material enterprise risks, including reputational risk and those described under Part I, Item 1A, "Risk Factors," in our 2017 Annual Report on Form 10-K, that we face and the relationship of our executive compensation policies and practices to those identified enterprise-related risks.

  •
  Evaluated the levels of potential risk-taking that may be encouraged by each material compensation arrangement to determine whether was is appropriate in the context of our overall compensation arrangements, our objectives for our compensation arrangements, our strategic goals and objectives and our enterprise risk profile.

  •
  Identified and evaluated the likely effectiveness of the risk-mitigation attributes contained in our executive compensation policies and practices, as set forth below.

        As part of its review of our executive compensation policies and practices, our Committee identified the following attributes that it believes help to mitigate against the potential for excessive or unnecessary risks to be realized by our Company as a result of our executive compensation policies and practices:

  •
  We believe that we have set base salaries at a sufficient level to discourage excessive or unnecessary risk taking. We believe that base salary, as a non-variable element of compensation, helps to moderate the incentives to incur risk in the pursuit of increased financial performance metrics that are directly tied to the payment of variable elements of compensation.

  •
  Our 2017 - 2018 incentive executive compensation programs capped the amount of cash bonus opportunity.

  •
  We have implemented stock ownership guidelines for all of our executive officers, which we believe help to focus them on long-term stock price appreciation and sustainability.

  •
  We have adopted an incentive compensation "clawback" policy as an additional risk mitigation provision. Under this policy, in the event of a material restatement of our consolidated financial statements due to material noncompliance with any financial reporting requirement, our Board or our Committee shall, to the extent permitted by law and not impracticable, recoup compensation that is "erroneously awarded" during the three completed years prior to the date on which our Company determines that its financial statements contain a material error or the date on which our Company is ordered by a court or regulatory body to restate its financial statements. Erroneously awarded compensation is the amount of incentive-based compensation received that exceeds the amount of such compensation that would have been received had it been determined based on the accounting restatement, without regard to taxes paid. The amount of erroneously awarded incentive compensation based on stock price or total shareholder return will be based on a reasonable estimate of the effect of the restatement on the stock price.

        As a result of our Committee's review, our Committee did not believe that our executive compensation policies and practices encourage excessive or unnecessary risk-taking in light of our strategic plan, business objectives and our enterprise risk profile. Accordingly, our Committee did not implement any material changes in response to this review.

DIRECTOR COMPENSATION

2017 Director Compensation

        In 2017, the Committee continued with the Company's established 2016 policy for director compensation, which included cash and equity compensation. For 2017, director compensation included a cash component of $60,000 per year and an equity component of $90,000 in value. For the equity component, an equivalent value in equity grants were intended to be granted under the 2007 Long Term Incentive Plan, and under the then proposed 2017 Long Term Incentive Plan, conditioned upon shareholder approval at the Company's 2017 annual meeting of shareholders. Because there were insufficient shares available to be granted under the 2007 Long Term Incentive Plan and the then proposed 2017 Long Term Incentive Plan was not approved by our shareholders at our 2017 annual meeting of shareholders, there was an insufficient number of shares available to compensate directors under the equity component of their annual retainer. As a result, on March 21, 2017, Dr. Smith, Mr. Patrick J. Bagley and Mr. Ronald D. Boyd were each granted 9,800 performance based restricted shares based on a closing market price of $5.70 per share (with a valuation of $55,860), all subject to the 2017 Grant Performance Vesting Criteria. In lieu of additional equity, Dr. Smith. Mr. Bagley and Mr. Boyd received a cash payment of $34,140 and Mr. Ravich received a pro-rated cash retainer fee of $35,000 having been elected in June, 2017 and also received a pro-rated cash payment of $52,500 in lieu of an equity award. Mr. John G. Cooper was appointed to the Board in September, 2017 and received a pro-rated retainer of $20,000 for his service during 2017. Mr. Cooper also received performance based stock appreciation rights totaling 23,000 shares with an exercise price of $6.45 as an inducement grant, which was equal to the annualized targeted equity compensation for directors of $90,000.

        The following table sets forth certain information relating to the compensation for our directors for the last year:

2017 Director Compensation

Name	Fees Earned or Paid in Cash ($)	Stock Appreciation Rights Awards ($)(a)	Restricted Stock Awards ($)(b)	Total ($)
Patrick J. Bagley	94,140	—	55,860	150,000
Ronald D. Boyd	94,140	—	55,860	150,000
Robin L. Smith	94,140	—	55,860	150,000
Mark H. Ravich	87,500	—	—	87,500
John G. Cooper	20,000	90,000	—	110,000
Kenneth L. Holt(c)	25,000	—	—	25,000

(a)
The amount in the table represents the grant date fair value of such stock appreciation right determined in accordance with FASB ASC Topic 718 using the Black Scholes option pricing model, excluding any forfeiture reserves. We assumed a dividend yield of 0.0%, risk free interest rate of 1.9%, volatility of 66% and expected lives of 6 years. The following table shows the number of unexercised options and the number of shares of unvested restricted stock held by each of the non-employee directors at December 31, 2017.

Name	Options Held	Restricted Stock Held	Stock Appreciation Rights Held
Patrick Bagley	305,000	9,800	—
Ronald Boyd	255,000	9,800	—
Robin Smith	25,000	9,800	—
John G. Cooper	—	—	23,000
(b)
The number of performance based restricted stock awards granted was based on the fair market value of the restricted grant award on the date of the grant. Each director receiving restricted share grants were granted 9,800 performance based restricted shares, all subject to the 2017 Grant Performance Vesting Criteria. The closing price of the Company's stock on the date of grant, March 21, 2017 was $5.70.

(c)
Mr. Holt completed his term as director in June, 2017.

2018 Director Compensation

        In 2018, the Committee decided that it needed to perform a review of its non-employee director compensation program in order to ensure the compensation was competitive in order to attract pharmaceutical industry experienced directors to our Board. The Committee engaged Cannae HR Solutions to review our existing compensation program for directors. Cannae HR Solutions recommended certain modifications to our non-employee compensation structure and amounts following a review of standard practices for director compensation and benchmarking analysis of the following 17 peer group companies. The following 17 companies in our peer group are the same as the peer group used for the NEOs, except that the peer group used for director compensation did not include NEO peer group companies with market capitalizations in excess of $500 million and

AcelRx Pharmaceuticals Inc., Cempra, Inc. and Savara Inc. were not included in the NEO peer group of companies:

AcelRx Pharmaceuticals Inc.	Agenus Inc.	BioCryst Pharmaceuticals Inc.
BioSpecifics Technologies Corp.	Cara Therapeutics, Inc.	Celldex Therapeutics, Inc.
Cempra, Inc.	Collegium Pharmaceutical, Inc.	Corium International, Inc.
Depomed, Inc.	Foamix Pharmaceuticals Ltd.	NewLink Genetics Corporation
Novavax, Inc.	Rigel Pharmaceuticals, Inc.	Savara Inc.
Strongbridge Biopharma plc.	Sucampo Pharmaceuticals, Inc.

        As a result, the Committee modified our non-employee director compensation program in order to attract and retain pharmaceutical industry experienced directors. Also, the Committee recommended changes to compensation in view of the fact the Board had decided to separate the Chairman of the Board and Chief Executive Officer roles and functions. Based upon the recommendation of Cannae HR Solutions, the Committee recommended, and the Board approved, effective in 2018 the following director compensation changes: (1) increase in the director annual retainer from $150,000 to $175,000 per year, consisting of $60,000 in cash and $115,000 payable in stock options; (2) the Chairman of the Board would be paid an annual retainer of $50,000 payable in stock options; (3) directors serving as Chairpersons of a committee would be paid an annual retainer of $20,000, $15,000 and $10,000 for service on the Audit Committee, Compensation Committee and Governance and Nominating Committee, respectively, payable in stock options; and (4) each director serving on a committee (who is not the chair) would be paid an annual retainer of $12,000, $7,500 and $5,000 for service on the Audit Committee, Compensation Committee and Governance and Nominating Committee, respectively, payable in stock options. No fees are to be paid for attendance at any Board or committee meetings, but the independent directors will be reimbursed for their expenses incurred in attending such meetings. Directors who are employed by the Company do not receive separate compensation for their service as a director.

        As a result of the new non-employee director compensation program, no independent director received an increase in the cash component of their compensation. Under the new program, only the equity-based portion of the compensation of each independent director was increased so as to more fully align the economic interests of our directors with those of our shareholders. As a result of the new program, each independent director received a grant of stock options (contingent upon approval of our proposed 2018 Long Term Incentive Plan at the Annual Meeting) to acquire the following number of shares of the Company's common shares: Mr. Wolin was granted 52,501 shares; Mr. Cooper: 39,838 shares; Ms. Smith: 38,985 shares; Mr. Ravich: 38,416 shares; Ms. Colleran: 36,281 shares; Mr. Boyd: 36,139 shares; and Mr. Bagley: 32,724 shares. As Mr. Bagley informed the Board that he will not stand for reelection to the Board at the Annual Meeting, Mr. Bagley's contingent grant of stock options to acquire 32,724 shares will be pro-rated from January 1, 2018 to the date of the Annual Meeting with the right to exercise the option for the 10-year life of the option. Please see "PROPOSAL 3—APPROVAL OF THE ROCKWELL MEDICAL, INC. 2018 LONG TERM INCENTIVE PLAN—Contingent Grants Made to Non-Executives and Independent Directors Under 2018 Plan" for more detail. If the proposed new 2018 Long Term Incentive Plan is not approved by our shareholders at the Annual Meeting, all contingent awards otherwise issuable under such plan will be cancelled and forfeited.

        The exercise price per share for the contingent stock options is $5.75, reflecting the closing sale price of the Company's common shares on March 19, 2018, which was the effective date of the contingent grant. All stock option grants are expressly contingent upon the Company's shareholders approving the 2018 Rockwell Medical, Inc. Long Term Incentive Plan at the Annual Meeting. The contingent stock options will otherwise vest one (1) year from the date of grant, assuming the director is still serving as a director, though the Committee has the discretion to accelerate such vesting, and the right to exercise each option would extend for the 10-year life of the option. Under the terms of the new 2018 Long Term Incentive Plan, all directors, as of April 13, 2018, will not be eligible to receive any awards (except for the contingent option awards granted under the plan to directors on March 19, 2018) until immediately after our 2019 Annual Meeting.

Director Share Ownership Guidelines

        We have stock ownership guidelines that apply to our directors. Under these stock ownership guidelines, non-employee directors must satisfy the applicable guidelines by the later of the fifth anniversary of when they joined the Board, or the fifth anniversary of when the guidelines were adopted. These stock ownership guidelines require each non-employee director to acquire and own common shares valued at 1x times their annual director compensation. Shares are counted toward the guideline in the same manner as described under "COMPENSATION OF EXECUTIVE OFFICERS—Compensation Discussion and Analysis—Executive Share Ownership Guidelines."

 PROPOSAL 3
APPROVAL OF THE ROCKWELL MEDICAL, INC. 2018 LONG TERM INCENTIVE PLAN

Introduction

        We are asking our shareholders at the Annual Meeting to approve the Rockwell Medical, Inc. 2018 Long Term Incentive Plan (the "2018 Plan"). The Board approved the 2018 Plan on April 13, 2018, upon the recommendation of the Compensation Committee of our Board (the "Committee"). The adoption of the 2018 Plan is subject to shareholder approval at the Annual Meeting, and the 2018 Plan will not become effective if shareholder approval is not received at the Annual Meeting.

        Currently, we have no ability to grant equity and equity-linked incentive compensation awards and performance-based cash incentive awards under the Rockwell Medical, Inc. 2007 Long Term Incentive Plan (the "Prior Plan"), which expired on April 11, 2017.

        The 2018 Plan will enable us to grant equity and equity-linked long-term incentive compensation awards and performance-based cash incentive awards to new employees and directors as well as to our current employees and directors. Our Board believes that the effective use of equity and equity-linked long-term incentive compensation awards and performance-based cash incentive awards is vital to our ability to attract, reward, and motivate our new employees and directors. Our Board believes that this, in turn, will help us achieve our growth objectives and enhance shareholder value.

        The Board believes that we are at a critical stage. Until now, our employee base and managerial ranks have been fairly small. As we focus on becoming a leader in the dialysis industry and prepare to scale up our commercial efforts as well as our drug pipeline development, we need to attract, recruit and expand our employee base. Management and the Board believe that adding employees is critical to ensure the successful execution of our business plan at this time.

        Our efforts to recruit new employees, however, have been hampered by our lack of an active and ongoing equity incentive plan. Equity grants are a common feature of the compensation plans of companies with whom we compete for human resources. Like many biopharmaceutical companies, the people we desire to hire want and value equity and equity-linked awards to reward their efforts at creating value for shareholders. The Board believes it is also important for us to use equity-based compensation to align the incentives of these new employees with those of shareholders.

        Without an active equity plan, we are also at risk of being unable to retain and motivate our existing key employees and directors. Historically, our compensation plan has been weighted towards at-risk, equity-based awards, rather than cash-based compensation. We have used equity-based compensation as a means of conserving our cash resources and as a means of aligning the interests of our management team. As our business and employee base grows, we anticipate that less of our equity grants will be directed to the existing executive officers, but such grants are nevertheless important to continue rewarding performance and aligning incentives.

        In short, the Board believes that having the ability to provide equity compensation is fundamental to our success and that adoption and implementation of the 2018 Plan is critical. Shareholder approval of the 2018 Plan will allow us to once again provide these critically important incentives.

        As the Prior Plan expired on April 11, 2017, we currently have no ability to issue equity-based compensation (other than awards contingent upon shareholder approval of our 2018 Plan). If we do not obtain shareholder approval of the 2018 Plan at the Annual Meeting, then we will lose access to an important compensation tool that is crucial to our ability to attract, motivate, reward and retain our key employees and directors. As a result, we will be forced to use significantly more of our cash resources to compensate our employees and Board and to attract new talent, diminishing the cash we have available for strategic purposes, reducing our ability to use available cash to expand our product offerings and increasing the possibility that we will need to raise additional equity capital to replenish our cash reserves.

Background to the 2018 Plan

        Last year, our proposed 2017 Long Term Incentive Plan (the "2017 Plan") was not approved by our shareholders at our 2017 Annual Meeting. Following our 2017 Annual Meeting, our management and the Board assessed the results of the 2017 Annual Meeting, along with the reasons why our proposed 2017 Plan was not approved by shareholders. Management and the Board consulted with shareholders, executive compensation advisors and the Company's financial and legal advisors to determine how to adjust the provisions of the 2017 Plan to better align the plan with shareholders' expressed interests. In fact, since the 2017 Annual Meeting, we reached an agreement with our largest shareholder group in regards to certain parameters to be included in our 2018 Plan and, as a result, they have agreed to vote FOR the approval of the 2018 Plan.

        Through these discussions, the Board concluded that certain changes to the 2017 Plan were warranted. In particular, the 2018 Plan has the following improvements compared to the 2017 Plan:

  •
  The number of shares reserved for issuance has been substantially reduced;

  •
  Full value awards deplete the reserved share pool more than stock options or other awards with a strike price;

  •
  There is a minimum vesting period of one year on all awards;

  •
  Dividends and dividend equivalents are prohibited on unvested awards;

  •
  The Committee will not have broad discretion to accelerate the vesting of any awards;

  •
  The acceleration of unvested awards will not be automatic upon a change in control; and

  •
  The Committee will use a mixture of performance-based and time-based vesting criteria for future equity awards.

        The Board believes that the 2018 Plan addresses many of the concerns expressed by our shareholders and incorporates the input of our independent consultants and advisors that specialize in the development of equity plans. Importantly, the 2018 Plan provides an opportunity to award critically important equity-based incentives to new key employees and our existing employees, directors and consultants; encourage strong performance by our key employees and directors; and help us continue to align the interests of our management and directors with the interests of our shareholders.

        A copy of the 2018 Plan has been filed electronically with the SEC as Appendix C to this proxy statement. We suggest that you read the 2018 Plan in its entirety for a more complete understanding of its terms.

Key Reasons Why You Should Vote to Approve the 2018 Plan

        Our Board recommends that you approve the 2018 Plan for the following reasons:

  •
  Recruitment.  Equity and equity-linked awards are a crucial component of our compensation program, that enable us to remain competitive within our industry and attract new talent to our Company. As such, the 2018 Plan will enable us to offer competitive compensation to attract and recruit new key employees and directors.

  •
  Retention and Competitive Advantage.  As with recruitment, equity and equity-linked awards are a crucial component of our compensation program, that enable us to remain competitive within our industry and retain our existing employees and directors. The 2018 Plan will also enable us to offer competitive compensation to retain, motivate and reward our existing employees and directors.

  •
  Alignment with Shareholder Interests and Pay-for-Performance.  Equity and equity-linked awards, especially those with performance-based criteria (like the 2017 grants under the Prior Plan), serve to align the interests of our key employees with those of our shareholders, focus our key employees on driving both short- and long-term shareholder value accretion, and further link pay with performance.

  •
  Reasonable Share Reserve.  We are seeking to reserve a number of shares for issuance pursuant to the 2018 Plan that we believe is reasonable and that we estimate would be sufficient to accommodate approximately two to three award grant cycles.

  •
  Recruitment of Qualified Directors.  Our director compensation includes a mixture of both annual cash retainers and certain equity grants. We believe that the 2018 Plan will allow us to attract and retain talented, independent directors to help guide and lead us.

Key Features of the 2018 Plan

New Provisions of 2018 Plan:

  •
  Limited Share Reserve and No Evergreen Provision.  Compared to the 5 million shares requested in our 2017 Plan, the number of shares reserved for issuance under the 2018 Plan is 3.3 million. Further, future increases to the 2018 Plan reserve can only be approved by a vote of the majority of our shareholders. Therefore, the 2018 Plan does not include an automatic share replenishment provision (also known as an "evergreen" provision). Based on our 51,768,424 shares outstanding as of January 1, 2018, this share reserve is less than six percent (6%) of our outstanding shares after taking into account the issuance of the reserved shares.

  •
  Fungability Ratio.  Each grant of an award other than a stock option or a stock appreciation right (i.e., shares of restricted stock or performance shares), will deplete the 2018 Plan's share reserve by 1.32 shares. Restricted shares, restricted share units and performance based share awards will reduce the 2018 Plan share reserve at a rate of 1.32 shares. For example, if 100,000 restricted shares were awarded, such grant would reduce the 2018 Plan share reserve for future issuances by 132,000 shares.

  •
  No Broad Discretion to Accelerate Awards.  The Committee no longer has broad discretion to accelerate awards.

  •
  One-Year Minimum Vesting Period.  Generally, all awards are subject to a one-year minimum vesting period.

  •
  No Dividend or Dividend Equivalent Payments on Unvested Awards.  No dividends or dividend equivalents may be paid on any unvested awards.

  •
  No Automatic Change in Control Acceleration.  No awards will become automatically fully-vested upon a change in control of our Company. However, if a participant's employment terminates after a change in control or if the surviving corporation does not assume our unvested awards, then the vesting of unvested awards will accelerate and be considered fully vested, provided that performance awards will only vest either to the extent the performance is met or assuming target performance, but pro-rated to reflect only the portion of the performance period that has lapsed, whichever is greater.

  •
  No Backdating.  The Committee may not grant a stock option or stock appreciation right with a grant date that is effective prior to the date the Committee takes action to approve such award.

2018 Plan Provisions We Believe Remain Best Practices:

  •
  No Repricing or Cash Buyout.  Stock options and stock appreciation rights that are "underwater" may not be repriced or bought out with cash without shareholder approval.

  •
  No Gross Ups.  The Company will not gross up a participant's excise taxes associated with awards under the 2018 Plan.

  •
  No Liberal Recycling.  The 2018 Plan prohibits liberal recycling of both full-value and appreciation awards meaning that, among other things, the common shares used to pay the exercise price or for settlement of any award, and common shares used to satisfy withholding taxes related to the vesting, exercise or settlement of any award, do not again become available for grant.

  •
  No In-the-Money Option or SAR Grants.  Stock options and stock appreciation rights may not be granted with an exercise price below fair market value at the date of grant.

  •
  No Reload of Options.  The Committee may not grant stock options that provide for the grant of the same number of stock options as the number of shares used to pay for the exercise price of stock options or shares used to pay withholding taxes.

  •
  Limited Transferability.  Only the participant may exercise rights under a grant during the participant's lifetime. A participant may not transfer those rights except by will or the laws of descent and distribution. A participant may transfer their rights to an award that is not an incentive stock option with the consent of the Committee.

  •
  Administration.  The Committee will administer the 2018 Plan, determine who will receive awards and determine the terms of awards subject to the restrictions in the 2018 Plan, subject to the approval of the Board.

  •
  Participants.  All directors and employees, as well as certain consultants, are eligible to receive awards as determined from time to time by the Committee; provided, however, that our Chief Executive Officer and our directors, all as of April 13, 2018, shall not be considered a participant under the 2018 Plan and shall not be eligible to receive any awards under the 2018 Plan (except for the contingent option awards granted under the 2018 Plan to directors on March 19, 2018) until immediately after our 2019 Annual Meeting.

  •
  Types of Awards.  Awards may be in the form of stock options, stock appreciation rights, restricted stock, restricted stock units, performance awards and incentive awards, and may be paid in cash, stock or, in some cases, other property.

Vote Required

        We are seeking shareholder approval of the 2018 Plan at the Annual Meeting to comply with applicable rules of the Nasdaq Stock Market and to qualify certain potential awards as incentive stock options under Internal Revenue Code ("Code") Section 422.

        Approval of the 2018 Plan requires the affirmative vote of a majority of the votes cast by the holders of common shares entitled to vote on the proposal at the Annual Meeting. Abstentions and broker non-votes will not be deemed votes cast in determining approval of this proposal and will not have the effect of a vote for or against the proposal.

THE BOARD RECOMMENDS A VOTE "FOR"
THE 2018 LONG TERM INCENTIVE PLAN.

Description of the 2018 Plan

Shares Subject to the 2018 Plan

        We have reserved an aggregate of 3,300,000 common shares to be awarded under the 2018 Plan. Up to 1,000,000 of these common shares may be granted as incentive stock options under Code Section 422. The number of common shares reserved under the 2018 Plan is depleted by one share for each option or stock appreciation right, and by 1.32 shares for every share that is subject to an award other than an option or stock appreciation right (i.e., restricted stock or performance shares).

        The 2018 Plan includes a provision that none of the following may be added back to the share reserve under the 2018 Plan: (i) the full number of shares not issued or delivered as a result of the net settlement of an outstanding option, stock appreciation right or restricted stock unit, regardless of the number of shares actually used to make such settlement; (ii) shares used to pay the exercise price or for settlement of any award; (iii) shares used to satisfy withholding taxes related to the vesting, exercise or settlement of any award; and (iv) shares repurchased on the open market by the Company with the proceeds of the option exercise price. If any shares awarded under the 2018 Plan are forfeited, cancelled, expire or otherwise terminate without issuance of such shares, then the underlying common shares will be recredited to the share reserve and become available again for grant under the 2018 Plan. To prevent dilution or enlargement of the rights of participants under the 2018 Plan, appropriate adjustments will be made by the Committee if any change is made to our outstanding common shares by reason of any merger, statutory share exchange, reorganization, consolidation, recapitalization, dividend or distribution, stock split, reverse stock split, spin-off or similar transaction or other change in corporate structure affecting our common shares or its value.

Participants

        All employees, directors and certain consultants who are selected by the Committee in its discretion from time to time are eligible to participate in the 2018 Plan; provided, however, that our Chief Executive Officer and our directors, all as of April 13, 2018, shall not be considered a participant under the 2018 Plan and shall not be eligible to receive any awards under the 2018 Plan (except for the contingent option awards granted under the 2018 Plan to directors on March 19, 2018) until immediately after our 2019 Annual Meeting. Approximately 300 employees, 7 independent directors and 3 consultants would be eligible to participate in the 2018 Plan if it were currently in place. The Committee may condition the grant of an award to an individual under the 2018 Plan by requiring that the individual become an employee, director or consultant; provided, that the date of the grant of the award will be deemed to be the date that the individual legally becomes an employee, director or consultant.

Types of Plan Awards and Limits

        The Committee may grant stock options, stock appreciation rights, restricted stock, restricted stock units and performance-based cash or stock awards under the 2018 Plan, subject to the approval of the Board. The terms of each award will be set forth in a written agreement with the recipient, but all such awards will be generally subject to a one-year minimum vesting requirement.

        Stock Options.    The Committee may grant incentive stock options and nonqualified stock options. No option may be exercised after the tenth anniversary of the date the option was granted. The exercise price of any option granted under the 2018 Plan may not be less than the fair market value of our common shares on the grant date. Payment upon exercise may be made (1) by cash or check, (2) by tendering common shares to the Company, which are withheld from the shares that would otherwise be issued upon exercise of the option being exercised or are freely owned and held by the participant, (3) pursuant to a broker assisted cashless exercise, (4) by delivery of other consideration approved by the Committee with a fair market value equal to the exercise price or (5) by other means determined by the Committee. A payment method involving delivery or withholding of common shares may not be used if it would violate applicable law, would result in adverse accounting consequences for the Company or is not approved by the Company and reflected in the applicable written agreement with the recipient. Options constituting incentive stock options may be granted only to employees of the Company and are subject to additional limitations imposed by the Code. Dividend equivalents may not be granted with respect to stock options.

        Stock Appreciation Rights.    The Committee may grant stock appreciation rights pursuant to such terms and conditions as the Committee determines. No stock appreciation right may be granted with a term of more than ten years from the grant date. The base price may not be less than the fair market value of the common shares on the grant date. Upon exercise of a stock appreciation right, the participant will have the right to receive the excess of the aggregate fair market value of the underlying shares on the exercise date over the aggregate base price for the portion of the right being exercised, payable by the Company in cash or common shares. Dividend equivalents may not be granted with respect to stock appreciation rights.

        Restricted Stock and Restricted Stock Units.    The Committee may grant shares of restricted stock and restricted stock units pursuant to such terms and conditions as the Committee determines. The restricted stock and restricted stock units will be subject to such restrictions on transferability and alienation and other restrictions as the Committee may impose. The Committee may require payment of consideration for restricted stock granted under the 2018 Plan, which payment may be made by the same methods permitted for stock option exercises discussed above as specified in the grant agreement. Recipients of issued and outstanding restricted stock otherwise have the same rights as other shareholders, although holders of restricted stock shall be required to appoint proxies of the Company to vote the holder's restricted stock in accordance with the Board's recommendations and may not be paid any dividends before the restricted stock vests. Restricted stock units are payable in common shares or cash as of the vesting date and must be paid no later than two and a half months after the end of the year in which the vesting date occurs in accordance with applicable tax rules. Dividend and dividend equivalents may not be paid or accrued on restricted stock and restricted stock units until the award vests.

        Performance Awards.    The Committee may grant performance awards on terms and conditions that the Committee determines. Performance awards consist of the right to receive cash, common shares or other property. The written agreement for each grant will specify the performance goals, the period over which the goals are to be attained, the payment schedule if the goals are attained and other terms as the Committee determines. In the case of performance shares, the participant will have the right to receive legended stock certificates subject to restrictions on transferability (or the shares may be issued in equivalent book entry form). To the extent these shares are issued and outstanding, a participant will be required to appoint proxies of the Company to vote the holder's shares in accordance with the Board's recommendations. In the case of performance units, the participant will receive an agreement that specifies the performance goals that must be satisfied prior to the Company issuing payment, which may be cash, common shares or other property. Performance awards must be paid no later than two and a half months after the end of the year in which vesting occurs in accordance with applicable tax rules. If any performance award includes the right to receive dividends or dividend equivalents, then such dividends and dividend equivalents may not be paid until the award vests.

        Incentive Awards.    The Committee may grant incentive awards on terms and conditions that the Committee determines. The determination for granting incentive awards may be based on the attainment of performance levels of the Company as established by the Committee. Incentive awards will be paid in cash, common shares or other property and will be based upon a percentage of the participant's base salary for the fiscal year, a fixed dollar amount or some other formula determined by the Committee. Payments will be made within two and a half months after the end of the fiscal year in which the award is no longer subject to a substantial risk of forfeiture. If any incentive award includes the right to receive dividends or dividend equivalents then such dividends and dividend equivalents may not be paid until the award vests.

Termination of Employment or Services

        Options and Stock Appreciation Rights.    Unless otherwise provided in the related grant agreement, then, in general, if a participant's employment or services with the Company or a subsidiary is terminated for any reason prior to the date that an option or stock appreciation right becomes vested, the right to exercise the option or stock appreciation right terminates and all rights cease unless otherwise provided in the grant agreement. If an option or stock appreciation right becomes vested prior to termination of employment or services for any reason other than the participant's death or disability, then the participant has the right to exercise the option or stock appreciation right to the extent it was exercisable upon termination before the earlier of three months after termination or the expiration of the option or stock appreciation right unless otherwise provided in the related grant agreement. If termination is due to the participant's death or disability, then the participant or his or her estate may exercise the option or stock appreciation right to the extent it was exercisable upon termination until its expiration date, subject to any limitations in the grant agreement. All options and stock appreciation rights are generally subject to a one-year minimum vesting requirement. If a participant's termination of employment or service occurs due to death, disability, retirement or termination without cause, the Committee may provide for the continued vesting of the award until such award becomes fully vested. In addition, the Committee may accelerate the vesting of any option or stock appreciation right upon the death or disability of the award holder.

        Restricted Stock, Restricted Stock Units, Performance Awards and Incentive Awards.    Unless otherwise provided in the related grant agreement, if a participant terminates employment or services with the Company or a subsidiary for any reason, any portion of a restricted stock award, restricted stock unit award, performance award or incentive award that is not yet vested is generally forfeited to the Company (subject to a refund by the Company of any purchase price paid by the participant). All restricted stock, restricted stock units, performance awards and incentive awards are subject to a one-year minimum vesting requirement. If a participant's termination of employment or service due to death, disability, retirement or termination without cause, the Committee may provide for the continued vesting of the award until such award becomes fully vested. In addition, the Committee may accelerate the vesting of any option or stock appreciation right upon the death or disability of the award holder.

Limitations on Transfer of Awards

        In general, no award under the 2018 Plan is transferable other than by will or the laws of descent and distribution. Stock options and stock appreciation rights may only be exercised by the participant during his or her lifetime. However, a participant may assign or transfer an award, other than an incentive stock option, with the consent of the Committee. All common shares subject to an award will contain a legend restricting the transferability of the shares pursuant to the terms of the 2018 Plan, which can be removed when the restrictions have terminated, lapsed or been satisfied. If the shares are issued in book entry form, a notation to the same restrictive effect as the legend will be placed on the transfer agent's books.

2018 Plan Termination and Amendment

        No new awards may be granted under the 2018 Plan on or after April 13, 2028. The Board may terminate or amend the 2018 Plan or the granting of any awards under the 2018 Plan at any time and the Committee may amend the terms of outstanding awards, but shareholder approval will be required for any amendment that materially increases benefits under the 2018 Plan, increases the common shares available under the 2018 Plan (except pursuant to the automatic adjustment provisions of the 2018 Plan), changes the eligibility provisions or modifies the 2018 Plan in a manner requiring shareholder approval under any applicable stock exchange rule. An amendment to the 2018 Plan will not, without the consent of the participant, materially and adversely affect the participant's outstanding awards except to qualify the awards for exemption under Section 409A of the Code, bring the 2018 Plan into compliance with Section 409A of the Code, or as provided in the grant agreement.

Change in Control of the Company

        In the event of a change in control of the Company as defined in the 2018 Plan:

  •
  If the successor or surviving entity (or parent thereof) (the "Survivor") so agrees, some or all outstanding awards under the 2018 Plan may be assumed, or replaced with the same type of award with similar terms and conditions, by the Survivor. If applicable, each award which is assumed by the Survivor will be appropriately adjusted, immediately after such change in control, to apply to the number and class of securities which would have been issuable to the participant upon the consummation of such change in control had the award been exercised, vested or earned immediately prior to such change in control, and other appropriate adjustments in the terms and conditions of the award shall be made.

  •
  Upon the participant's termination of employment by the Survivor without cause, or by the participant for good reason, in either case within 24 months following the change in control, all of the participant's awards that are in effect as of the date of the termination will become vested in full or deemed earned in full (if applicable, based on the level of achievement of the performance goals met prior to the date of the change in control or assuming that the performance goals had been met at target at the time of such termination, prorated based on the elapsed portion of the performance period as of the date of termination, whichever is greater) effective on the date of such termination.

        To the extent the Survivor does not assume the awards or issue replacement awards as provided above, then immediately prior to the date of the change in control or the participant's termination of employment by the Survivor without cause, or by the participant for good reason, whichever occurs first:

  •
  each then-unvested stock option or stock appreciation right that is then held by a participant who is employed by or in the service of the Company or one of our subsidiaries will become fully vested, and, unless otherwise determined by the Committee, all stock options and stock appreciation rights will be cancelled in exchange for a cash payment equal to the excess of the change in control price (as determined by the Committee) of the common shares covered by the stock option or stock appreciation right over the exercise or grant price of such common shares under the award;

  •
  shares of restricted stock and restricted stock units (that are not performance awards) that are not vested will vest;

  •
  all performance awards and all incentive awards that are earned but not yet paid will be paid, and all performance awards and incentive awards for which the performance period has not expired will be cancelled in exchange for a cash payment equal to the amount that would have been due under such awards, valued either based on the level of achievement of the performance goals or assuming that the performance goals had been met at target, but prorated based on the elapsed portion of the performance period as of the date of the change in control, whichever is greater; and

  •
  all other awards that are not vested will vest and, if an amount is payable under such vested award, then such amount will be paid in cash based on the value of the award.

2018 Plan Administration

        The 2018 Plan will be administered by the Committee, or any other committee or sub-committee of the Board designated by the Board from time to time. The Committee has the discretionary power to select participants who will receive awards, to make awards under the 2018 Plan (subject to the approval of the Board), to determine the terms and conditions of awards (subject to the limitations in the 2018 Plan) and to determine whether such terms and conditions have been satisfied. The Committee also has broad discretionary power to, among other things, interpret the terms of the 2018 Plan and establish rules and regulations for the administration of the 2018 Plan.

        Except in connection with certain corporate transactions involving a change in control, the Committee and the Board are not permitted to cancel outstanding options or stock appreciation rights and grant new awards as substitutes under the 2018 Plan, amend outstanding options or stock appreciation rights to reduce the exercise price below the fair market value of the common shares on the original grant date or exchange outstanding options or stock appreciation rights for cash or other awards if the exercise price per share of such options or stock appreciation rights is greater than the fair market value per share as of the date of exchange, in each case without shareholder approval. In addition, the Committee and the Board may not grant an option or a stock appreciation right with a grant date that is earlier than the date the Committee takes action to approve such award.

United States Federal Income Tax Consequences

        The following discussion is a summary of the federal income tax consequences relating to the grant and exercise of awards under the 2018 Plan and the subsequent sale of common shares that will be acquired under the 2018 Plan. Federal income tax laws and regulations are technical in nature and their application may vary in individual circumstances.

Nonqualified Stock Options

        There will be no federal income tax consequences to a participant or to the Company upon the grant of a nonqualified stock option. When the participant exercises a nonqualified option, he or she will recognize ordinary income in an amount equal to the excess of the fair market value of the option shares on the date of exercise over the exercise price, and we will be allowed a corresponding tax deduction subject to any applicable limitations under Section 162(m) of the Code. Any gain that a participant realizes when the participant later sells or disposes of the option shares will be short-term or long-term capital gain, depending on how long the participant held the shares.

Incentive Stock Options

        There will be no federal income tax consequences to a participant or to the Company upon the grant of an incentive stock option. If the participant holds the option shares for the required holding period of at least two years after the date the option was granted and one year after exercise of the option, the difference between the exercise price and the amount realized upon sale or disposition of the option shares will be long-term capital gain or loss, and we will not be entitled to a federal income tax deduction. If the participant disposes of the option shares in a sale, exchange, or other disqualifying disposition before the required holding period ends, the participant will recognize taxable ordinary income in an amount equal to the difference between the exercise price and the lesser of the fair market value of the shares on the date of exercise or the disposition price, and we will be allowed a federal income tax deduction equal to such amount, subject to any applicable limitations under Section 162(m) of the Code. Any amount received by the participant in excess of the fair market value on the exercise date will be taxed to the participant as capital gain, and we will receive no corresponding deduction. While the exercise of an incentive stock option does not result in current taxable income, the excess of the fair market value of the option shares at the time of exercise over the exercise price will be a tax preference item that could subject a participant to alternative minimum tax in the year of exercise.

Stock Appreciation Rights

        The participant will not recognize income, and we will not be allowed a tax deduction, at the time a stock appreciation right is granted. When the participant exercises the stock appreciation right, the cash or fair market value of any common shares received will be taxable to the participant as ordinary income, and we will be allowed a federal income tax deduction equal to such amount, subject to any applicable limitations under Section 162(m) of the Code.

Restricted Stock Awards

        Unless a participant makes an election to accelerate recognition of income to the grant date as described below, the participant will not recognize income, and we will not be allowed a tax deduction, at the time a restricted stock award is granted. When the restrictions applicable to the restricted stock lapse, the participant will recognize ordinary income equal to the fair market value of the common shares as of that date, less any amount paid for the restricted stock, and we will be allowed a corresponding tax deduction, subject to any applicable limitations under Section 162(m) of the Code. Any future appreciation in the restricted stock will be taxable to the participant at capital gains rates upon disposition of the shares.

        If the participant files an election under Section 83(b) of the Code within thirty days after the grant date, the participant will recognize ordinary income as of the grant date equal to the fair market value of the restricted stock as of that date, less any amount paid for the restricted stock, and we will be allowed a corresponding tax deduction at that time, subject to any applicable limitations under Section 162(m) of the Code. Any future appreciation in the restricted stock will be taxable to the participant at capital gains rates upon disposition of the shares. However, if the restricted stock is later forfeited, such participant will not be able to recover the tax previously paid pursuant to the Section 83(b) election.

Restricted Stock Unit Awards, Performance Awards and Incentive Awards

        A participant will not recognize income, and we will not be allowed a tax deduction, at the time a restricted stock unit award, performance award or incentive award is granted. When a participant receives payment under any such award, the amount of cash received and the fair market value of any common shares received will be ordinary income to the participant, and we will be allowed a corresponding tax deduction at that time, subject to any applicable limitations under Section 162(m) of the Code.

Code Section 409A

        Section 409A of the Code provides specific rules regarding the payment of "deferred compensation," which includes payment under traditional deferred compensation plans, as well as payment pursuant to certain equity-based awards. If the requirements of Section 409A are not complied with, holders of equity awards may be taxed earlier than would otherwise be the case (e.g., at the time of vesting instead of the time of payment or exercise) and may be subject to an additional 20% income tax and, potentially, interest and other penalties. The Company has sought to structure the 2018 Plan, and it expects to seek to structure awards granted thereunder, to either comply with Section 409A or to be exempt from Section 409A.

Section 162(m) Limit on Deductibility of Compensation

        Code Section 162(m) establishes a $1 million deduction limit on compensation the Company pays to each of its "covered employees" during any year. "Covered employees" are the Company's chief executive officer, chief financial officer, three other highest paid officers for the year, and any individual who was a "covered employee" for any prior year, starting with 2017.

Securities Authorized for Issuance Under Equity Compensation Plans

        The following table summarizes our compensation plans, including individual compensation arrangements, under which our equity securities are authorized for issuance as of December 31, 2017:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	6,906,001	$7.92	—
Equity compensation plans not approved by security holders	—	—	—
Total	6,906,001	$7.92	—

Overhang

        As of April 25, 2018, outstanding grants under the Prior Plan are provided in the table below:

Stock Options Outstanding	6,906,001
Stock Appreciation Rights Awards Outstanding	0
Restricted Stock Awards Outstanding	480,000
Common Stock Outstanding	51,768,424
Weighted Average Exercise Price of Stock Options Outstanding	$7.92
Weighted Average Remaining Duration (Years) of Stock Options Outstanding	6.1
Total Shares Available for Grant Under Prior Plan	0

Contingent Grants Made to Non-Executives and Independent Directors Under 2018 Plan

        On February 7, 2018, subject to shareholder approval of the 2018 Plan at the Annual Meeting, the Compensation Committee and the Board, respectively, approved stock option grants, exercisable for a total of 225,000 common shares, to participants, none of whom are named executive officers or directors. The Compensation Committee and Board undertook this step because they felt it critical to offer equity and equity-linked compensation to key employees to ensure the retention of those employees. If the 2018 Plan is not approved at the Annual Meeting, the contingent stock option grants approved by the Board on February 7, 2018 will not be exercisable and shall be null and void. The options have an exercise price of $5.33, the fair market value on February 7, 2018, and have the terms summarized below under "New Plan Benefits."

        On March 16, 2018 and effective as of March 19, 2018, as part of the modified 2018 compensation package of the independent directors of the Board, the Compensation Committee and the Board, respectively, approved stock option grants, exercisable for a total of 274,884 common shares, to independent directors as part of their 2018 compensation. If the 2018 Plan is not approved at the Annual Meeting, the contingent stock option grants approved by the Board on March 16, 2018 will not be exercisable and shall be null and void. The options have an exercise price of $5.75, the fair market value on March 19, 2018 (the effective date of the grant), and have the terms summarized below under "New Plan Benefits."

        We believe that the grant of these contingent awards is vital to our ability to retain, reward, and motivate certain of our key participants and independent directors. The contingent grants are set forth in the table below:

NEW PLAN BENEFITS

Name and Position	Number of Options
Robert Chioini	—
Thomas Klema	—
Ajay Gupta	—
Raymond Pratt	—
All executive officers as a group	—
All directors who are not executive officers as a group	274,884
All other employees as a group	225,000

        The contingent options granted on February 7, 2018 under the 2018 Plan have time-based vesting requirements. The options will vest with respect to one-third of the total number of shares subject to each option on each anniversary of the grant date (i.e., for an option exercisable for 9,000 shares, the option with respect to 3,000 shares will vest on February 7, 2019, 3,000 additional shares will vest on February 7, 2020 and the remaining option with respect to 3,000 additional shares will vest on February 7, 2021). The right to exercise each vested option extends for ninety (90) days following termination of employment with the Company. If the vesting date occurs during a trading blackout period, vesting will be delayed until the second day after the blackout trading period is no longer in effect. All options would also fully vest upon the death or disability of the holder, subject to the approval of the Compensation Committee.

        The contingent options approved on March 16, 2018 to the independent directors under the 2018 Plan have a time-based vesting requirement. The options will vest one year from the date of grant if the director continues to then-serve on the Board, and the right to exercise each option extends for the 10-year life of the option. Notwithstanding the foregoing, if a director's service as a director terminates prior to the one year vesting date, the Compensation Committee will have the discretion to vest all or any portion of such director's option and all or any such portion so vested will continue to be exercisable by such director until the expiration date of the option. If the vesting date occurs during a trading blackout period, vesting will be delayed until the second day after the blackout trading period is no longer in effect. All options would also vest upon the death or disability of the holder, subject to the approval of the Compensation Committee.

        If the 2018 Plan is approved at the Annual Meeting, any other future awards under the 2018 Plan will be discretionary and are therefore not determinable at this time. The Board anticipates that the grants under the 2018 Plan will be broadly distributed among the Company's growing employee base.

 PROPOSAL 4
ADVISORY VOTE ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

        In accordance with Section 14A of the Securities Exchange Act, as amended (the "Exchange Act") and related rules of the SEC, we are providing shareholders with an opportunity to vote on an advisory or non-binding resolution to approve the 2017 compensation of our NEOs as described in this proxy statement (sometimes referred to as "say on pay"). Consistent with the advisory vote of the shareholders in 2017, the Board has determined that the opportunity for such a vote will occur at every annual meeting of shareholders.

        The Compensation Committee, comprised solely of independent directors, is responsible for our compensation policies and practices and has established a process for the review and approval of compensation programs and amounts awarded to our executive officers without encouraging excessive risk-taking. One of the key principles underlying our Compensation Committee's compensation philosophy is pay for performance. We will continue to emphasize compensation arrangements that align the financial interests of our executives with the interests of long-term shareholders. We urge you to read the section of this proxy statement entitled "Compensation of Executive Officers and Directors" for a detailed discussion of our executive compensation practices and philosophy.

        The Compensation Committee believes that the policies and procedures described in that section are effective in implementing our compensation philosophy. Therefore, we ask that you indicate your support for our executive compensation policies and practices as described in the Company's Compensation Discussion and Analysis, accompanying tables and related narrative contained in this proxy statement by voting FOR the following resolution:

    RESOLVED, that the shareholders approve, on an advisory basis, the compensation paid to the Company's NEOs as disclosed in "Compensation of Executive Officers and Directors," including the Compensation Discussion and Analysis, the accompanying compensation tables, and the related narrative disclosure in this proxy statement.

Vote Required

        Approval of the compensation of our named executive officers in an advisory vote requires the affirmative vote of a majority of the votes cast by the holders of common shares entitled to vote on the proposal. Your vote is advisory and so will not be binding on the Board. However, the Board and the Compensation Committee value the opinion of shareholders and expect to take into account the outcome of the vote when considering future executive compensation decisions to the extent they can determine the cause or causes of a negative vote.

THE BOARD RECOMMENDS A VOTE "FOR"
THE RESOLUTION SET FORTH ABOVE.

 PROPOSAL 5
RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING
FIRM FOR 2018

Proposal to Ratify Selection of Auditors for 2018

        The Audit Committee of our Board has engaged Plante & Moran, PLLC as our independent registered public accounting firm for the year ending December 31, 2018, and is seeking ratification of such selection by our shareholders at the Annual Meeting. Plante & Moran, PLLC has audited our financial statements since 1998. Representatives of Plante & Moran, PLLC are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Independent Accountants

        The following table presents aggregate fees billed for each of the years ended December 31, 2017 and 2016 for professional services rendered by Plante & Moran, PLLC in the following categories:

	2017	2016
Audit Fees(a)	$260,757	$236,511
Audit-Related Fees(b)	9,900	30,200
Tax Fees(c)	58,640	93,275
All Other Fees	—	—

(a)
Consists of fees for the audit of our annual financial statements, review of our Form 10-K, review of our quarterly financial statements included in our Forms 10-Q, services provided in connection with our proxy statement and services in connection with other regulatory filings. Fees also include work in connection with Plante & Moran, PLLC's audit of our internal control over financial reporting.

(b)
Represents consultation on financial accounting and reporting matters.

(c)
Consists of tax return preparation and consulting fees.

        The Audit Committee of the Board does not consider the provision of the services described above by Plante & Moran, PLLC to be incompatible with the maintenance of Plante & Moran, PLLC's independence.

        Before Plante & Moran, PLLC is engaged by us to render audit or non-audit services, the engagement is approved by our Audit Committee. All of the services performed by Plante & Moran, PLLC for the Company during 2017 were pre-approved by the Audit Committee.

Vote Required

        We are not required to have shareholders ratify the selection of our independent registered public accounting firm. However, the Audit Committee is submitting its selection of Plante & Moran, PLLC to our shareholders for ratification as a matter of good corporate practice and to help ensure that we will have the necessary quorum at our Annual Meeting. If our shareholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain Plante & Moran, PLLC. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if they determine that such a change would be in the best interests of the Company and our shareholders.

THE BOARD RECOMMENDS A VOTE "FOR"
THE RATIFICATION OF PLANTE & MORAN, PLLC AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2018.

 SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Exchange Act requires our officers and directors, and persons who own more than ten percent of a registered class of our equity securities to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater than ten percent shareholders are required by regulation of the SEC to furnish us with copies of all Section 16(a) forms they file.

        Based solely on our review of the copies of the Forms 3, 4 and 5 and any amendments thereto received by us, or written representations from certain reporting persons that no Forms 5 were required for those persons, we believe that, since January 1, 2017, our officers and directors and persons who own more than ten percent of a registered class of our equity securities have timely complied with all filing requirements under Section 16(a) of the Exchange Act.

 VOTING SECURITIES AND PRINCIPAL HOLDERS

        The following table sets forth information regarding the ownership of the common shares as of April 25, 2018, the record date for the Annual Meeting, (unless otherwise indicated) with respect to:

  •
  each director and each of the Company's named executive officers,

  •
  all current directors and executive officers as a group, and

  •
  each person known to us to be the beneficial owner of more than five percent of the common shares outstanding on the record date.

        The number of shares beneficially owned is determined under rules of the SEC and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has sole or shared voting power or investment power and also any shares which the individual has the right to acquire on the record date or within sixty days thereafter through the exercise of any stock option or other right. The persons named in the table have sole voting power and sole dispositive power with respect to the common shares beneficially owned, except as otherwise noted below.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership(a)	Percent of Class
Directors and Named Executive Officers(b)
Patrick J. Bagley(c)	521,840	1.0
Ronald D. Boyd	286,011	*
Robert L. Chioini	5,216,574	9.7
Lisa N. Colleran	—	*
John G. Cooper	—	*
Mark H. Ravich	419,150	*
Benjamin Wolin	—	*
Robin L. Smith	18,133	*
Ajay Gupta	1,606,282	3.0
Thomas E. Klema	1,434,326	2.7
Raymond D. Pratt	961,303	1.8
All directors and current executive officers as a group (11 persons)	10,463,619	18.2
Other Holders
Richmond Brothers, Inc. et al.(d)	5,150,697	10.8
BlackRock Inc.(e)	3,049,031	5.9

*
Less than 1%.

(a)
Includes restricted shares subject to forfeiture to us under certain circumstances and shares that may be acquired upon exercise of stock options as set forth in the table below. Also includes

  90,750 shares owned by Mr. Bagley that are pledged as collateral under a standard margin loan arrangement.

Name	Restricted Shares	Option Shares
Patrick J. Bagley	9,800	293,333
Ronald D. Boyd	9,800	243,333
Robert L. Chioini	245,000	2,666,667
Lisa N. Colleran	—	—
John G. Cooper	—	—
Mark H. Ravich	—	—
Robin L. Smith	9,800	8,333
Ajay Gupta	68,500	1,115,333
Thomas E. Klema	68,600	795,834
Raymond D. Pratt	68,500	643,333
Benjamin Wolin	—	—
All directors and current executive officers as a group	480,000	5,766,166
(b)
The address of all directors and officers is 30142 Wixom Road, Wixom, Michigan 48393.

(c)
97,200 of these shares are owned by Mr. Bagley's spouse and 15,000 shares are owned by Bagley & Langan, PLLC, of which Mr. Bagley is the sole member. Mr. Bagley disclaims beneficial ownership of the shares owned by his spouse and Bagley & Langan, PLLC.

(d)
Based on the amended Schedule 13D filed with the SEC and the Company on March 9, 2018 reflecting ownership as of that date. By virtue of their Joint Filing Agreement, dated March 9, 2018, as amended, the persons and entities affirm their membership in a group under SEC Rule 13d-5(b) and the group is deemed to beneficially own all of the shares beneficially owned by the group members. The beneficial ownership of each of the group members was disclosed as follows:

	Sole Voting Power	Shared Voting Power	Sole Dispositive Power	Shared Dispositive Power	Total
Richmond Brothers, Inc.(1)			5,150,697		5,150,697
RBI Private Investment I, LLC	164,841		164,841		164,841
RBI Private Investment II, LLC	29,802		29,802		29,802
RBI PI Manager, LLC(2)	194,643		194,643		194,643
Richmond Brothers 401(k) Profit Sharing Plan	42,100		42,100		42,100
David S. Richmond(3)	371,019	70,350	371,019	5,221,047	5,592,066
Matthew J. Curfman(4)	40,684	76,485	40,684	5,227,182	5,267,866

(1)
Held as investment advisor to certain separately managed accounts.

(2)
Includes the shares owned by RBI Private Investment I, LLC and RBI Private Investment II, LLC.

(3)
Sole voting and dispositive power includes shares owned by Mr. Richmond directly and by RBI Private Investment I, LLC and RBI Private Investment II, LLC. Shared voting and dispositive power includes shares owned by Richmond Brothers, Inc., the Profit Sharing Plan, and his spouse, daughter and son.

(4)
Sole voting and dispositive power includes shares owned by Mr. Curfman. Shared voting and dispositive power includes shares owned by Richmond Brothers, Inc., the Profit Sharing Plan and his spouse.

  The address for Richmond Brothers, Inc., RBI Private Investment I, LLC, RBI Private Investment II, LLC, RBI PI Manager, LLC, Richmond Brothers 401(k) Profit Sharing Plan, David S. Richmond and Matthew J. Curfman is 3568 Wildwood Avenue, Jackson, Michigan 49202.

(e)
Based on the amended Schedule 13G filed by BlackRock, Inc. with the SEC and the Company on January 23, 2018 and reporting ownership as of December 31, 2017. BlackRock, Inc. has sole dispositive power over the reported common shares and sole voting power over 2,963,045 common shares. The address for BlackRock, Inc. is 55 East 52nd Street, New York, NY 10055.

 OTHER MATTERS

Annual Report

        A copy of our Annual Report to Shareholders for the year ended December 31, 2017, which includes our Annual Report Form 10-K, accompanies this proxy statement. We have filed an Annual Report on Form 10-K with the SEC. We will provide, without charge, to each person being solicited by this proxy statement, upon the written request of any such person, a copy of our Annual Report on Form 10-K for the year ended December 31, 2017. All such requests should be directed to Investor Relations, Rockwell Medical, Inc., 30142 Wixom Road, Wixom, Michigan 48393.

Expenses

        The cost of soliciting proxies will be borne by the Company. In addition to soliciting proxies by mail, proxies may be solicited personally and by telephone by certain officers and regular associates of the Company. Such individuals will not be paid any additional compensation for such solicitation. The Company will reimburse brokers and other nominees for their reasonable expenses in communicating with the persons for whom they hold shares of the Company.

Shareholder Proposals

        Any proposal by a shareholder of the Company to be considered for inclusion in the proxy statement for the 2019 Annual Meeting must be received by Thomas E. Klema, our Secretary, by the close of business on December 31, 2018. Such proposals should be addressed to him at our principal executive offices and should satisfy the informational requirements applicable to shareholder proposals contained in the relevant SEC rules. If the date for the 2019 Annual Meeting is significantly different than the first anniversary of the Annual Meeting, Rule 14a-8 of the SEC provides for an adjustment to the notice period described above.

        For shareholder proposals not sought to be included in our proxy statement, Section 2.5 of our bylaws provides that, in order to be properly brought before the 2019 Annual Meeting, written notice of such proposal, along with the information required by Section 2.5, must be received by our Secretary at our principal executive offices no earlier than the close of business on February 21, 2019 and no later than March 23, 2019. If the 2019 Annual Meeting date has been significantly advanced or delayed from the first anniversary of the date of the Annual Meeting, then notice of such proposal must be given not later than the 90th day before the meeting or, if later, the 10th day after the first public disclosure of the date of the Annual Meeting. A proponent must also update the information provided in or with the notice at the times specified in our bylaws.

        Only persons who are shareholders both as of the giving of notice and the date of the shareholders meeting and who are eligible to vote at the shareholders meeting are eligible to propose business to be brought before a shareholders meeting. The proposing shareholder (or the shareholder's qualified representative) must attend the shareholders meeting in person and present the proposed business in order for the proposed business to be considered.

Householding

        We have adopted a procedure approved by the SEC called "householding." Under this procedure, certain shareholders of record who have the same address and last name will receive only one copy of our notice of annual meeting of shareholders, proxy statement, and accompanying documents, unless one or more of these shareholders notifies us that they wish to continue receiving individual copies. This procedure is intended to reduce our printing costs and postage fees.

        Shareholders who participate in householding will continue to receive separate proxy cards. Also, householding will not in any way affect other mailings.

        If you are eligible for householding, but you and other shareholders of record with whom you share an address currently receive multiple copies of the notice of annual meeting of shareholders, proxy statement and accompanying documents, or if you hold common shares in more than one account, and in either case you wish to receive only a single copy of each of these documents for your household, please contact the Company's Secretary at 30142 Wixom Road, Wixom, Michigan 48393, or by telephone at (248) 960-9009.

        If you participate in householding and wish to receive a separate copy of the notice of annual meeting of shareholders, proxy statement and the accompanying documents, or if you do not wish to participate in householding and prefer to receive separate copies of these documents in the future, please contact the Company's Secretary as indicated above.

        Beneficial owners can request information about householding from their banks, brokers or other holders of record.

Other Business

        Neither we nor the members of our Board intend to bring before the Annual Meeting any matters other than those set forth in the notice of Annual Meeting, and we and they have no present knowledge that any other matters will be presented for action at the Annual Meeting by others. If any other matters properly come before such Annual Meeting in accordance with our Bylaws, however, it is the intention of the persons named in the enclosed form of proxy to vote in accordance with their best judgment.

By Order of the Board of Directors, Thomas E. Klema Secretary

Wixom, Michigan
April 30, 2018

 Appendix A

PROPOSED FORM OF
RESTATED ARTICLES OF INCORPORATION

NOTE—Proposed deletions are shown as stricken through text and proposed additions are shown as double underscored text.

RESTATED ARTICLES OF INCORPORATION
For use by Domestic Profit Corporations

        Pursuant to the provisions of Act 284, Public Acts of 1972 ~~(profit corporations)~~, the undersigned ~~corporation executes~~ execute the following Articles:

          1.     The present name of the corporation is: Rockwell Medical, Inc.

          2.     The identification number assigned by the Bureau is: ~~427-745~~ 800437130

          3.     All former names of the corporation are: Rockwell Medical Technologies, Inc., Acquisition Partners, Inc.

          4.     The date of filing the original Articles of Incorporation was: October 25, 1996

        The following Restated Articles of Incorporation supersede the Articles of Incorporation as amended and shall be the Articles of Incorporation for the corporation:

 ARTICLE I

        The name of the corporation is: Rockwell Medical, Inc.

ARTICLE II

        The purpose or purposes for which the corporation is formed is to engage in any activity within the purposes for which corporations may be formed under the Business Corporation Act of Michigan. Without limiting in any manner the scope and generality of the foregoing, the corporation may engage in the marketing, development and manufacturing of pharmaceutical and medical products, drugs and therapies. The corporation will not engage in or contract with others to provide the practice of medicine.

ARTICLE III

        The total authorized shares:

          1.     Common Shares: 120,000,000

        Preferred Shares: 2,000,000

          2.     A statement of any of the relative rights, preferences and limitations of the shares of each class is as follows:

            (a)   All holders of common shares shall have equal rights, preferences and limitations, including equal voting rights, and each holder of common shares is entitled to one vote per share.

            (b)   The rights, preferences and limitations of the preferred shares shall be as determined by the Board of Directors pursuant to Article ~~VIII~~ VII.

 ARTICLE IV

        1.     The address of the registered office is:

    30142 Wixom Road
    Wixom, Michigan 48393

        2.     The mailing address of the registered office, if different than above:

        3.     The name of the resident agent at the registered office is: Robert L. Chioini.

ARTICLE V

        ~~The name and address of the incorporator is as follows:~~

~~Name: Jeanette M. Russow~~
~~Residence or Business Address:~~	~~2290 First National Building Detroit, Michigan 48226~~

        Any action required or permitted by the Act to be taken at an annual or special meeting of shareholders may be taken without a meeting, without prior notice, and without a vote, if consents in writing setting forth the action so taken, are signed by the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take the action at a meeting at which all shares entitled to vote on the action were present and voted. The written consents shall bear the date of signature of each shareholder who signs the consent. No written consents shall be effective to take the corporate action referred to unless, within 60 days after the record date for determining shareholders entitled to express consent or to dissent from a proposal without a meeting, written consents dated not more than 10 days before the record date and signed by a sufficient number of shareholders to take the action are delivered to the corporation. Delivery shall be to the corporation's registered office, its principal place of business, or an officer or agent of the corporation having custody of the minutes of the proceedings of its shareholders. Delivery made to a corporation's registered office shall be by hand or by certified or registered mail, return receipt requested.

        Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to shareholders who would have been entitled to notice of the shareholder meeting if the action had been taken at a meeting and who have not consented in writing.

~~ARTICLE VII~~ ARTICLE VI

        To the full extent permitted by the Michigan Business Corporation Act or any other applicable laws presently or hereafter in effect, no director of the corporation shall be personally liable to the corporation or its shareholders for or with respect to any acts or omissions in the performance of his or her fiduciary duties as a director of the corporation. Any repeal or modification of this Article ~~VII~~ VI shall not adversely affect any right or protection of a director of the corporation existing immediately prior to, or for or with respect to, any acts or omissions occurring before such repeal or modification.

~~ARTICLE VIII~~ ARTICLE VII

        The Board of Directors may cause the Corporation to issue Preferred shares in one or more series, each series to bear a distinctive designation and to have such relative rights and preferences as shall be prescribed by resolution of the Board. Such resolutions, when filed, shall constitute amendments to these Articles of Incorporation.

 ~~ARTICLE IX~~ ARTICLE VIII

        The business and affairs of the corporation shall be managed by or under the direction of a Board of Directors consisting of not less than 3 or more than 15 directors, the exact number of directors to be determined from time to time solely by a resolution adopted by an affirmative vote of a majority of the entire Board of Directors. ~~The~~ Prior to the Corporation's 2018 annual meeting of shareholders, the directors ~~shall be~~ were divided into three classes, designated Class I, Class II and Class III. Each class ~~shall consist, as nearly as may be possible, of one-third of the total number of directors constituting the entire Board of Directors. The term of office of one class shall expire each year. At each~~ had a three-year staggered term. In order to declassify the previous staggered three-year terms of the Corporation's directors, beginning at the 2018 annual meeting of ~~stockholders~~ shareholders of the Corporation, the successors to the class of directors whose ~~term shall then expire~~ terms expire at the 2018 annual meeting of shareholders shall be elected to hold office for a term expiring ~~on~~ at the ~~third-succeeding~~ 2019 annual meeting~~. If the number of directors is changed, any increase or decrease shall be apportioned among the classes of directors so as to maintain the number of directors in each class as nearly equal as possible, but in no case will a decrease in the number of directors shorten the term of any incumbent director. When the number of directors is increased by the Board of Directors and any newly created directorships are filled by the Board, the additional directors shall be classified as provided by the Board. A director shall hold office until the meeting for the year in which his or her term expires and until his or her successor shall be~~ of shareholders and until their successors shall be duly elected and qualified, subject to prior death, resignation, retirement, disqualification or removal; at the 2019 annual meeting of shareholders, the successors to the class (and any other) of directors whose terms expire at the 2019 annual meeting of shareholders shall be elected for a term expiring at the 2020 annual meeting of shareholders and until their successors shall be duly elected and qualified, subject to prior death, resignation, retirement, disqualification or removal; and at the 2020 annual meeting of shareholders, the successors to the class (and any other) of directors whose terms expire at the 2020 annual meeting shall be elected for a term expiring at the 2021 annual meeting of shareholders and until their successors shall be duly elected and ~~shall qualify~~ qualified, subject~~, however,~~ to prior death, resignation, retirement, disqualification or removal ~~from office.~~ Beginning with the Corporation's 2018 annual meeting of shareholders, all directors shall be elected for a term expiring at the next annual meeting of shareholders and until their successors shall be duly elected and qualified, subject to prior death, resignation, retirement, disqualification or removal.

        ~~Newly created directorships resulting from an increase in~~ When the number of directors ~~and any vacancy on the Board of Directors may be filled only~~ is increased by the Board of Directors, any newly created directorships shall be filled by the Board by an affirmative vote of a majority of the directors then in office. If the number of directors then in office is less than a quorum, such newly created directorships and vacancies may be filled by a majority of the directors then in office, although less than a quorum, or by the sole remaining director. ~~A director elected by the Board of Directors to fill a vacancy~~ Each director chosen to fill a newly created directorship resulting from an increase in the number of directors shall be elected for a term expiring at the next annual meeting of shareholders and until such director's successor shall have been elected and qualified, subject to prior death, resignation, retirement, disqualification or removal. Each director chosen to fill a vacancy on the Board of Directors resulting from death, resignation, retirement, disqualification or removal, shall hold office ~~until~~ for a term expiring at the next ~~election of the class for which the director shall have been chosen~~ annual meeting of shareholders and until ~~his or her~~ such director's successor shall ~~be~~ have been elected and ~~shall qualify~~ qualified, subject to prior death, resignation, retirement, disqualification or removal. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director. A director or the entire Board of Directors may be removed only for cause by vote of the holders of a majority of the shares entitled to vote at an election of directors.

        Notwithstanding the foregoing, whenever the holders of any one or more classes of preferred stock or series thereof issued by the Company shall have the right, voting separately by class or series, to elect directors at an annual or special meeting of shareholders, the election, term of office, filling of vacancies and other features of such directorship shall be governed by the terms of these Articles of Incorporation applicable thereto~~, except that such directors so elected shall not be divided into classes pursuant to this Article~~.

        ~~This Article IX may not be amended by less than unanimous written consent of shareholders, and may only be amended by the affirmative vote of a majority of the shares entitled to vote thereon, in addition to the vote otherwise required by the Michigan Business Corporation Act.~~

~~ARTICLE X~~ ARTICLE IX

        No action by written consent of holders of less than all the outstanding shares entitled to vote on such action shall be effective unless the proposed action shall have been approved by the Board of Directors before the consent of shareholders is executed.

~~ARTICLE XI~~ ARTICLE X

        Pursuant to Section 784(1)(b) of the Michigan Business Corporation Act, the Corporation elects not to be governed by Chapter 7A of the Michigan Business Corporation Act, being Sections 775 through 784 of the Michigan Business Corporation Act; provided that the Corporation's Board of Directors may terminate this election in whole or in part by action of a majority of directors then in office.

ADOPTION OF RESTATED ARTICLES OF INCORPORATION

        These Restated Articles of Incorporation were duly adopted on the ~~26th~~ 22nd day of ~~April, 2013~~ June, 2018 in accordance with the provisions of Section 642 of the Act by the ~~Board of Directors without a vote of the shareholders~~ shareholders at a meeting in accordance with section 611(3) of the Act. These Restated Articles of Incorporation only restate and integrate and do not further amend the provisions of the Articles of Incorporation as heretofore amended and there is no material discrepancy between those provisions and the provisions of these Restated Articles.

Signed this ~~3rd~~ [    •    ] day of ~~May~~ [    •    ], ~~2013~~ 2018

By:	/s/ THOMAS E. KLEMA Thomas E. Klema Vice President and Chief Financial Officer

Name of person remitting fees:
Foley & Lardner LLP
Preparer's name and business telephone number:
Garrett F. Bishop
414-319-7024

Appendix B
PROPOSED FORM OF
AMENDED AND RESTATED BYLAWS

NOTE—Proposed deletions are shown as stricken through text and proposed additions are shown as double underscored text.

AMENDED AND RESTATED BYLAWS
OF
ROCKWELL MEDICAL, INC.,
a Michigan corporation
As amended ~~March 12~~ [    •    ], 2018
ARTICLE I
OFFICES

        1.1    Registered Office.    The registered office of the Corporation shall be located at such place in Michigan as the Board of Directors from time to time determines.

        1.2    Other Offices.    The Corporation may also have offices or branches at such other places as the Board of Directors from time to time determines or the business of the Corporation requires.

ARTICLE II
MEETINGS OF SHAREHOLDERS

        2.1    Time and Place.    All meetings of the shareholders shall be held at such place and time as the Board of Directors determines.

        2.2    Annual Meetings.    An annual meeting of shareholders shall be held on a date each year to be determined by the Board of Directors. At the annual meeting, the shareholders shall elect directors and transact such other business as is properly brought before the meeting and described in the notice of meeting. If the annual meeting is not held on its designated date, the Board of Directors shall cause it to be held as soon thereafter as convenient.

        2.3    Special Meetings.    Special meetings of the shareholders, for any purpose, (a) may be called by the Corporation's chief executive officer or the Board of Directors, and (b) shall be called by the President or Secretary upon written request (stating the purpose for which the meeting is to be called) of the holders of a majority of all the shares entitled to vote at the meeting; provided, that shareholders shall not be permitted, except as required by applicable law, to call a special meeting for the purpose of electing directors or amending this Section 2.3.

        2.4    Notice of Meetings.    Written notice of each shareholders meeting, stating the place, date and time of the meeting and the purposes for which the meeting is called, shall be given (in the manner described in Section 5.1 below) not less than 10 nor more than 60 days before the date of the meeting to each shareholder of record entitled to vote at the meeting. Notice of adjourned meetings is governed by Section 2.7 below.

        2.5    Advance Notice Requirements for Shareholder Proposals and Director Nominees.

        (a)   Director Nominations.

          (1)   Only persons who are nominated in accordance with the procedures set forth in this Section 2.5(a) shall be eligible to serve as directors of the Corporation. Nominations of persons for election to the Board of Directors may be made at an annual or special meeting of shareholders (i) by or at the direction of the Board of Directors (or any duly authorized committee thereof)

  (including, without limitation, by making reference to the nominees in the proxy statement delivered to shareholders on behalf of the Board of Directors), or (ii) by any shareholder of the Corporation who was a shareholder of record both at the time of giving of notice provided for in this Section 2.5(a) and at the time of the shareholders meeting, who is entitled to vote at the meeting, who complies with the notice procedures set forth in this Section 2.5(a) and who attends, or whose duly qualified representative attends, the meeting and makes such nomination(s). Unless otherwise provided in the Corporation's articles of incorporation, Section 2.5(a)(1)(ii) shall be the exclusive means for a shareholder to propose or make any nomination of a person or persons for election to the Board to be considered by the shareholders at an annual meeting or special meeting.

          (2)   Without qualification, for nominations to be made by a shareholder at an annual meeting or, if the Board has first determined that directors are to be elected at a special meeting, at a special meeting, the shareholder must (i) provide Timely Notice thereof in writing and in proper form (as provided in Section 2.5(a)(3)) to the Secretary of the Corporation at the Corporation's principal office and (ii) provide any updates or supplements to such notice at the times and in the form required by Section 2.5(c).

          (3)   To be in proper form for purposes of this Section 2.5(a), a shareholder's notice must set forth the following information:

              (i)  as to each person whom the shareholder proposes to nominate for election or reelection as a director (A) all information relating to such proposed nominee that would be required to be set forth in a shareholder's notice pursuant to this Section 2.5 if such proposed nominee were a Proposing Person, (B) all information relating to such proposed nominee that is required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors in a contested election pursuant to Section 14 under the Exchange Act and the rules and regulations thereunder (including such proposed nominee's written consent to being named in the proxy statement as a nominee and to serving as a director if elected), (C) a description of all direct and indirect compensation and other material monetary agreements, arrangements and understandings during the past three years, and any other material relationships, arrangements or understandings between or among any Proposing Person and each proposed nominee, and his or her respective affiliates and associates, (D) the amount of any equity securities beneficially owned (as defined in Rule 13d-3 (or any successor thereof) under the Exchange Act) in any direct competitor of the Corporation or its operating subsidiaries if such ownership by the nominee(s) and the Proposing Persons, in the aggregate, beneficially own 5% or more of the class of equity securities, and (E) an undertaking from each such person to be nominated that, if elected to the Board, they will comply with corporate governance, conflict of interest, confidentiality and stock ownership and trading policies and guidelines of the Corporation that are generally applicable to directors who are not employees of the Corporation;

             (ii)  as to each Proposing Person, (A) the name and address of such Proposing Person and, as to the shareholder providing the notice, such name and address as they appear on the Corporation's books, (B) a statement describing and quantifying in reasonable detail any Material Ownership Interests, (C) the amount of any equity securities beneficially owned (as defined in Rule 13d-3 (or any successor thereof) under the Exchange Act) in any direct competitor of the Corporation or its operating subsidiaries if such ownership by the nominee(s) and the Proposing Persons, in the aggregate, beneficially own 5% or more of the class of equity securities, and (D) whether the Proposing Person intends to solicit proxies from shareholders in support of such nominee(s); and

            (iii)  a representation that the shareholder providing the notice intends to appear in person or by proxy at the meeting to nominate the person named in its notice.

          (4)   The shareholder providing the notice shall furnish such other information as may reasonably be requested by the Corporation to determine the eligibility of such proposed nominee to serve as an independent director of the Corporation or that could be material to a reasonable shareholder's understanding of the independence or lack of independence of such nominee.

          (5)   Notwithstanding anything in the Timely Notice requirement in Section 2.5(a)(2) to the contrary, in the event that the number of directors to be elected to the Board is increased and there is no Public Announcement by the Corporation naming all of the nominees for director or, in the alternative, specifying the size of the increased Board at least 100 days prior to the first anniversary of the preceding year's annual meeting of shareholders, a shareholder's notice required by this Section 2.5 shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to or mailed and received by the Secretary at the principal executive offices of the Corporation not later than the close of business on the 10th day following the day on which such Public Announcement is first made by the Corporation.

        (b)   Other Business.

          (1)   At an annual meeting of shareholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before an annual meeting, business (except as provided in the next sentence), must be (A) specified in the notice of meeting given by or at the direction of the Board of Directors (or any duly authorized committee thereof), (B) brought before the meeting by or at the direction of the Board of Directors or (C) otherwise properly brought by any shareholder of the Corporation who was a shareholder of record both at the time of giving of notice provided for in this Section and at the time of the annual meeting, who is entitled to vote at the meeting, who complies with the notice procedures set forth in this Section 2.5(b) and who attends, or whose duly qualified representative attends, the meeting and presents such business to the meeting. Except for (i) proposals made in accordance with the procedures and conditions set forth in Rule 14a-8 (or any successor thereof) under the Exchange Act and included in the notice of meeting and proxy statement given by or at the direction of the Board of Directors (or any duly authorized committee thereof), and (ii) director nominations (which shall be governed by Section 2.5(a)), clause (C) of the preceding sentence shall be the exclusive means for a shareholder to propose business to be brought before an annual meeting of shareholders. At a special meeting of shareholders, only such business shall be conducted as shall have been properly brought before the meeting pursuant to the Corporation's notice of meeting and applicable law.

          (2)   Without qualification, for business to be properly brought before an annual meeting by a shareholder pursuant to this Section 2.5(b), (i) the business must otherwise be a proper matter for shareholder action under applicable law and (ii) the shareholder must (A) provide Timely Notice thereof in writing and in proper form to the Secretary of the Corporation at the Corporation's principal office and (B) provide any updates or supplements to such notice at the times and in the form required by Section 2.5(c).

          (3)   To be in proper form for purposes of this Section 2.5(b), a shareholder's notice shall set forth the following information:

              (i)  a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting (including the text of any resolutions or bylaw amendments proposed for consideration);

             (ii)  all information relating to such proposed business that is required to be included in a proxy statement or other filings required to be made in connection with solicitations of proxies pursuant to Section 14 under the Exchange Act and the rules and regulations thereunder in connection with the meeting at which such proposed business is to be acted upon;

            (iii)  a brief description of any material interest in such business of each Proposing Person and a brief description of all agreements, arrangements and understandings between such Proposing Person and any other person or persons (including their names) in connection with the proposal of such business;

            (iv)  as to each Proposing Person, (A) the name and address of such Proposing Person and, as to the shareholder providing the notice, such name and address as they appear on the Corporation's books, (B) a statement describing and quantifying in reasonable detail any Material Ownership Interests, and (C) whether the Proposing Person intends to solicit proxies from shareholders in support of such business; and

             (v)  a representation that the shareholder providing the notice intends to appear in person or by proxy at the meeting to propose the business identified in the shareholder's notice.

        (c)    Requirement to Update Information.    A shareholder providing any notice as provided in Section 2.5(a) or (b) shall further update and supplement such notice, if necessary, so that the information provided or required to be provided in such notice pursuant to Section 2.5(a) or 2.5 (b), as applicable, shall be true and correct as of the record date for the meeting and as of the date that is ten (10) business days prior to the meeting date or any adjournment or postponement thereof, and such update and supplement shall be delivered to or otherwise received by the Secretary at the principal executive offices of the Corporation not later than two (2) business days after the record date for the meeting (in the case of the update and supplement required to be made as of the record date) and not later than eight (8) business days prior to the date for the meeting or any adjournment or postponement thereof (in the case of the update and supplement required to be made as of ten (10) business days prior to the meeting or any adjournment or postponement thereof).

        (d)    Determination of Improperly Brought Nomination or Business.    The chairman of the meeting shall, if the facts so warrant, determine and declare to the meeting that one or more nominations or other business was not properly brought before the meeting in accordance with the provisions of this Section 2.5 and, if the chairman should so determine, the chairman shall so declare to the meeting and any such defective nomination shall be disregarded and any such improperly brought business shall not be transacted, notwithstanding that proxies in respect of such vote may have been received by the Corporation.

        (e)    Definitions.    As used in this Section 2.5, the following terms have the meanings ascribed to them below.

          (1)   "Exchange Act" means the Securities Exchange Act of 1934, as amended.

          (2)   "Material Ownership Interests" means (i) the class or series and number of shares of the Corporation which are, directly or indirectly, owned beneficially (as defined in Rule 13d-3 (or any successor thereof) under the Exchange Act) and of record by such Proposing Person, (ii) any option, warrant, convertible security, stock appreciation right, or similar right with an exercise or conversion privilege or a settlement payment or mechanism at a price related to any class or series of shares of the Corporation or with a value derived in whole or in part from the value of any class or series of shares of the Corporation (a "Derivative Instrument") directly or indirectly owned beneficially by such Proposing Person, (iii) any proxy, contract, arrangement, understanding, or relationship pursuant to which such Proposing Person has a right to vote any shares of any security of the Corporation, (iv) any short interest beneficially owned or held by such Proposing

  Person in any security of the Corporation, (v) any rights to dividends on the shares of the Corporation owned beneficially by such Proposing Person that are separated or separable from the underlying shares of the Corporation, (vi) any proportionate interest in shares of the Corporation or Derivative Instruments held, directly or indirectly, by a (A) limited liability company in which the Proposing Person is a member or, directly or indirectly, beneficially owns an interest in a member, or (B) general or limited partnership in which such Proposing Person is a general partner or, directly or indirectly, beneficially owns an interest in a general partner, and (vii) any performance related fees (other than an asset-based fee) to which such Proposing Person is entitled based on any increase or decrease in the value of shares of the Corporation or Derivative Instruments, if any, as of the date of such notice.

          (3)   "Proposing Person" means (i) the shareholder providing the notice of the nomination or business proposed to be made or presented at the meeting, (ii) the beneficial owner, if different, on whose behalf the nomination or business proposed to be made or presented at the meeting is made, (iii) any affiliate or associate of such beneficial owner (as such terms are defined in Rule 12b-2 (or any successor thereof) under the Exchange Act), and (iv) any other person with whom such shareholder or such beneficial owner (or any of their respective affiliates or associates) is acting in concert.

          (4)   "Public Announcement" means disclosure in a press release reported by the Dow Jones News Service, Associated Press, Prime Newswire, Marketwire, PR Newswire or comparable news service or in a document furnished to or filed by the Corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act and publicly available.

          (5)   "Timely Notice." (i) With respect to an annual meeting, a notice is a Timely Notice if it (A) is delivered to the Secretary at the principal executive offices of the Corporation not earlier than the close of business on the 120th day and not later than the close of business on the 90th day prior to the one-year anniversary of the preceding year's annual meeting, and (B) contains all of the information required to be contained therein by the applicable provisions of this Section 2.5; provided, however, that in the event that the date of the annual meeting is advanced by more than 30 days or delayed by more than 60 days from such anniversary date or if the Corporation did not hold an annual meeting in the preceding fiscal year, notice by the shareholder to be timely must be so delivered not later than the close of business on the 90th day prior to such annual meeting or, if later, the tenth day following the day on which a Public Announcement of the date of such meeting is first made by the Corporation.

             (ii)  With respect to a special meeting, a notice is a Timely Notice if it (A) is delivered to the Secretary at the principal executive offices of the Corporation not earlier than the close of business on the 120th day prior to such special meeting and not later than the close of business on the later of the 90th day prior to such special meeting or, if later, the tenth day following the day on which a Public Announcement is first made of the date of the special meeting and (B) contains all of the information required to be contained therein by the applicable provisions of this Section 2.5.

            (iii)  In no event shall the public announcement of a postponement or adjournment of an annual or special meeting to a later date or time commence a new time period for the giving of a shareholder's notice as described above.

        (f)    Compliance With Applicable Law.    Notwithstanding the foregoing provisions of this Section 2.5, a shareholder shall also comply with all applicable requirements of state law and of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in this Section. Nothing in this Section shall be deemed to affect any rights of (i) shareholders to request inclusion of proposals in the Corporation's proxy statement pursuant to Rule 14a-8 (or any successor thereof) under the Exchange Act, or (ii) the holders of any series of preferred stock to elect directors pursuant to any applicable provisions of the articles of incorporation.

        2.6    List of Shareholders.    The officer or agent who has charge of the stock transfer books for shares of the Corporation shall make and certify a complete list of the shareholders entitled to vote at a shareholders' meeting or any adjournment of the meeting. The list shall be arranged alphabetically within each class and series and shall show the address of, and the number of shares held by, each shareholder. The list shall be produced at the time and place of the meeting, may be inspected by any shareholder at any time during the meeting and shall be prima facie evidence of which shareholders are entitled to examine the list or vote at the meeting. If the meeting is held solely by means of remote communication, the list shall be open to the examination of any shareholder during the entire meeting by posting the list on a reasonably accessible electronic network, and the information required to access the list shall be provided with the notice of the meeting.

        2.7    Quorum; Adjournment; Attendance by Remote Communication.

        (a)   Unless a greater or lesser quorum is required in the Articles of Incorporation or by the laws of the state of Michigan, at all shareholders' meetings, the shareholders present in person or represented by proxy who, as of the record date for the meeting, were holders of shares entitled to cast a majority of the votes at the meeting, shall constitute a quorum. Once a quorum is present at a meeting, all shareholders present in person or represented by proxy at the meeting may continue to do business until adjournment, notwithstanding the withdrawal of enough shareholders to leave less than a quorum. When the holders of a class or series of shares are entitled to vote separately on an item of business, this bylaw applies in determining the presence of a quorum of the class or series for transacting the item of business.

        (b)   Regardless of whether a quorum is present, a shareholders' meeting may be adjourned to another time and place by (i) a vote of the shares present in person or by proxy without notice other than announcement at the meeting; or (ii) the chairman of the meeting provided, that (x) only such business may be transacted at the adjourned meeting as might have been transacted at the original meeting and (y) if the adjournment is for more than 60 days or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting must be given to each shareholder of record entitled to vote at the meeting.

        (c)   Subject to any guidelines and procedures adopted by the Board of Directors, shareholders and proxy holders not physically present at a meeting of shareholders may participate in the meeting by means of remote communication (as such term is defined under applicable law), are considered present in person for all relevant purposes, and may vote at the meeting if all of the following conditions are satisfied: (i) the Corporation implements reasonable measures to verify that each person considered present and permitted to vote at the meeting by means of remote communication is a shareholder or proxy holder, (ii) the Corporation implements reasonable measures to provide each shareholder and proxy holder with a reasonable opportunity to participate in the meeting and to vote on matters submitted to the shareholders, including an opportunity to read or hear the proceedings of the meeting substantially concurrently with the proceedings, and (iii) if any shareholder or proxy holder votes or takes other action at the meeting by means of remote communication, a record of the vote or other action is maintained by the Corporation. A shareholder or proxy holder may be present and vote at the adjourned meeting by means of remote communication if he or she was permitted to be present and vote by that means of remote communication in the original meeting notice.

        2.8    Voting.    Each shareholder shall at every meeting of the shareholders be entitled to one vote in person or by proxy for each share having voting power held by such shareholder and on each matter submitted to a vote. Votes may be cast orally or in writing, but if more than 25 shareholders of record are entitled to vote, then votes shall be cast in writing signed by the shareholder or the shareholder's proxy. When an action, other than the election of directors, is to be taken by vote of the shareholders, it shall be authorized by a majority of the votes cast by the holders of shares entitled to vote on such action. Abstentions shall not be considered votes cast on such action. Directors shall be elected by a plurality of the votes cast at any election.

        2.9    Proxies.    A shareholder entitled to vote at a meeting of shareholders or to express consent or dissent without a meeting may authorize other persons to act for him or her by proxy. Each proxy shall be in writing and signed by the shareholder or the shareholder's authorized agent or representative or shall be transmitted electronically to the person who will hold the proxy or to an agent fully authorized by the person who will hold the proxy to receive that transmission and include or be accompanied by information from which it can be determined that the electronic transmission was authorized by the shareholder. A complete copy, fax, or other reliable reproduction of the proxy may be substituted or used in lieu of the original proxy for any purpose for which the original could be used. A proxy shall not be valid after the expiration of three years from its date unless otherwise provided in the proxy. A proxy is revocable at the pleasure of the shareholder executing it except as otherwise provided by the laws of the state of Michigan.

        2.10    Questions Concerning Elections.    The Board of Directors may, in advance of the meeting, or the chairman of the meeting may, at the meeting, appoint one or more inspectors to act at a shareholders' meeting or any adjournment thereof. If appointed, the inspectors shall determine the number of shares outstanding and the voting power of each, the shares represented at the meeting, the existence of a quorum, the validity and effect of proxies, and shall receive votes, ballots or consents, hear and determine challenges and questions arising in connection with the right to vote, count and tabulate votes, ballots or consents, determine the result, and do such acts as are proper to conduct the election or vote with fairness to all shareholders. On request of the chairman of the meeting, the inspectors shall make and execute a written report to the chairman of the meeting of any of the facts found by them and matters determined by them. The report shall be prima facie evidence of the facts stated and of the vote as certified by the inspectors.

        2.11    Conduct of Meeting.    At each meeting of shareholders, a chairman shall preside. In the absence of a specific selection by the board of directors, the chairman shall be the Chairperson of the Board of Directors as provided in Section 4.7. The chairman shall determine the order of business and shall have the authority to establish rules for the conduct of the meeting which are fair to shareholders. The chairman of the meeting shall announce at the meeting when the polls close for each matter voted upon. If no announcement is made, the polls shall be deemed to have closed upon the final adjournment of the meeting. After the polls close, no ballots, proxies or votes, nor any revocations or changes thereto may be accepted. If participation is permitted by remote communication, the names of the participants in the meeting shall be divulged to all participants. The chairman of the meeting shall appoint a person to act as secretary of the meeting, which person may be the Secretary of the Corporation or any other person.

ARTICLE III
DIRECTORS

        3.1    Number and Residence.    The business and affairs of the Corporation shall be managed by or under the direction of a Board of Directors consisting of not less than three nor more than fifteen members. The number of directors shall be determined from time to time by a resolution adopted by an affirmative vote of the entire Board of Directors. Directors need not be Michigan residents or shareholders of the Corporation.

        3.2    ~~Classes,~~ Election and Term.    ~~The directors shall be divided into three classes, designated Class I, Class II and Class III. Each class shall consist, as nearly as may be possible, of one-third of the total number of directors constituting the entire Board of Directors. When this Section 3.2 becomes first effective, the term of office of Class I directors shall end on the first annual stockholders' meeting after their election; the term of office of Class II directors shall end on the second annual stockholders' meeting after their election; and the term of office of Class III directors shall end on the third annual stockholders' meeting after their election. At each annual meeting thereafter, a number of directors equal to the number of the class whose term expires at the time of the meeting shall be elected to hold office for a term that shall expire on the third succeeding annual meeting.~~ The directors shall be elected in the manner provided in the Articles of Incorporation, by such shareholders as have the right to vote thereon.

        ~~If the number of directors is changed, any increase or decrease shall be apportioned among the classes of directors so as to maintain the number of directors in each class as nearly equal as possible, but in no case will a decrease in the number of directors shorten the term of any incumbent director. When the number of directors is increased by the Board of Directors and any newly created directorships are filled by the Board, the additional directors shall be classified as provided by the Board of Directors.~~

        Notwithstanding the foregoing, whenever the holders of any one or more classes of preferred stock or series thereof issued by the Corporation shall have the right, voting separately by class or series, to elect directors at an annual or special meeting of shareholders, the election, term of office, filling of vacancies and other features of such directorship shall be governed by the terms of these Bylaws applicable thereto~~, except that such directors so elected shall not be divided into classes pursuant to this Article~~.

        3.3    Resignation.    A director may resign by written notice to the Corporation. A director's resignation is effective upon its receipt by the Corporation or a later time set forth in the notice of resignation.

        3.4    Removal.    One or more directors may be removed only for cause by vote of the holders of a majority of the shares entitled to vote at an election of directors.

        3.5    Vacancies.    ~~A director shall hold office until the meeting for the year in which his or her term expires and until his or her successor shall be elected and shall qualify, subject, however, to prior death, resignation, retirement, disqualification or removal from office. Vacancies, including vacancies resulting from an increase in the number of directors, may be filled by the Board of Directors, by the affirmative vote of a majority of all the directors remaining in office. If the number of directors then in office is less than a quorum, such newly created directorships and vacancies may be filled by a majority of the directors then in office, although less than a quorum, or by the sole remaining director. A director elected by the Board of Directors to fill a vacancy shall hold office until the next election of the class for which the director shall have been chosen and until his or her successor shall be elected and shall qualify.~~ Vacancies on the Board of Directors shall be filled as provided in the Articles of Incorporation.

        3.6    Place of Meetings.    The Board of Directors may hold meetings at any location. The location of annual and regular Board of Directors' meetings shall be determined by the Board and the location of special meetings shall be determined by the person calling the meeting.

        3.7    Annual Meetings.    Each newly elected Board of Directors may meet promptly after the annual shareholders' meeting for the purposes of electing officers and transacting such other business as may properly come before the meeting. No notice of the annual directors' meeting shall be necessary to the newly elected directors in order to legally constitute the meeting, provided a quorum is present.

        3.8    Regular Meetings.    Regular meetings of the Board of Directors or Board committees may be held without notice at such places and times as the Board or committee determines at least 30 days before the date of the meeting.

        3.9    Special Meetings.    Special meetings of the Board of Directors may be called by the chief executive officer, and shall be called by the President or Secretary upon the written request of two directors, on two days notice to each director or committee member by mail or 24 hours notice by any other means provided in Section 5.1. The notice must specify the place, date and time of the special meeting, but need not specify the business to be transacted at, nor the purpose of, the meeting. Special meetings of Board committees may be called by the Chairperson of the committee or a majority of committee members pursuant to this Section 3.9.

        3.10    Quorum.    At all meetings of the Board or a Board committee, a majority of the directors then in office, or of members of such committee, constitutes a quorum for transaction of business, unless a higher number is otherwise required by the Articles of Incorporation, these Bylaws or the Board resolution establishing such Board committee. If a quorum is not present at any Board or Board committee meeting, a majority of the directors present at the meeting may adjourn the meeting to another time and place without notice other than announcement at the meeting. Any business may be transacted at the adjourned meeting which might have been transacted at the original meeting, provided a quorum is present.

        3.11    Voting.    The vote of a majority of the members present at any Board or Board committee meeting at which a quorum is present constitutes the action of the Board of Directors or of the Board committee, unless a higher vote is otherwise required by the Michigan Business Corporation Act, the Articles of Incorporation, these Bylaws, or the Board resolution establishing the Board committee.

        3.12    Telephonic Participation.    Members of the Board of Directors or any Board committee may participate in a Board or Board committee meeting by means of conference telephone or similar communications equipment through which all persons participating in the meeting can communicate with each other. Participation in a meeting pursuant to this Section 3.12 constitutes presence in person at such meeting.

        3.13    Action by Written Consent.    Any action required or permitted to be taken under authorization voted at a Board or Board committee meeting may be taken without a meeting if, before or after the action, all members of the Board then in office or of the Board committee consent to the action in writing. Such consents shall be filed with the minutes of the proceedings of the Board or committee and shall have the same effect as a vote of the Board or committee for all purposes.

        3.14    Additional Committees.    The Board of Directors may, by resolution passed by a majority of the directors then in office, designate one or more committees, each consisting of one or more directors. The Board may designate one or more directors as alternate members of a committee, who may replace an absent or disqualified member at a committee meeting. In the absence or disqualification of a member of a committee, the committee members present and not disqualified from voting, regardless of whether they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in place of such absent or disqualified member. Any committee, to the extent provided in the resolution of the Board, may exercise all powers and authority of the Board of Directors in management of the business and affairs of the Corporation, except a committee does not have power or authority to:

          (a)   Amend the Articles of Incorporation.

          (b)   Adopt an agreement of merger or share exchange.

          (c)   Recommend to shareholders the sale, lease or exchange of all or substantially all of the Corporation's property and assets.

          (d)   Recommend to shareholders a dissolution of the Corporation or a revocation of a dissolution.

          (e)   Amend the Bylaws of the Corporation.

          (f)    Unless the resolution designating the committee or a later Board of Director's resolution expressly so provides, declare a distribution or dividend or authorize the issuance of shares.

        Each committee and its members shall serve at the pleasure of the Board, which may at any time change the members and powers of, or discharge, the committee. Each committee shall keep regular minutes of its meetings and report them to the Board of Directors when required.

        3.15    Compensation.    The Board, by affirmative vote of a majority of directors in office and irrespective of any personal interest of any of them, may establish reasonable compensation of directors for services to the Corporation as directors, officers or members of a Board committee. No such payment shall preclude any director from serving the Corporation in any other capacity and receiving compensation for such service.

        ~~3.16 Amendment. This Article III may not be amended by less than unanimous written consent of shareholders, and may only be amended by the affirmative vote of a majority of the shares entitled to vote thereon, in addition to the vote otherwise required by the Michigan Business Corporation Act.~~

ARTICLE IV
OFFICERS

        4.1    Officers and Agents.    The Board of Directors shall appoint a President, a Secretary and a Treasurer, and may also elect and designate as officers a Chairperson of the Board, a Vice Chairperson of the Board and one or more Executive Vice Presidents, Vice Presidents, Assistant Vice Presidents, Assistant Secretaries and Assistant Treasurers. The Board of Directors may also from time to time appoint, or delegate authority to the Corporation's chief executive officer to appoint, such other officers and agents as it deems advisable. Any number of offices may be held by the same person, but an officer shall not execute, acknowledge or verify an instrument in more than one capacity if the instrument is required by law to be executed, acknowledged or verified by two or more officers. An officer has such authority and shall perform such duties in the management of the Corporation as provided in these Bylaws, or as may be determined by resolution of the Board of Directors not inconsistent with these Bylaws, and as generally pertain to their offices, subject to the control of the Board of Directors.

        4.2    Compensation.    The compensation of all officers of the Corporation shall be fixed by the Board of Directors (or a designated committee thereof).

        4.3    Term.    Each officer of the Corporation shall hold office for the term for which he or she is elected or appointed and until his or her successor is elected or appointed and qualified, or until his or her resignation or removal. The election or appointment of an officer does not, by itself, create contract rights.

        4.4    Removal.    An officer elected or appointed by the Board of Directors may be removed at any time by the Board of Directors with or without cause. The removal of an officer shall be without prejudice to his or her contract rights, if any.

        4.5    Resignation.    An officer may resign by written notice to the Corporation. The resignation is effective upon its receipt by the Corporation or at a subsequent time specified in the notice of resignation.

        4.6    Vacancies.    Any vacancy occurring in any office of the Corporation shall be filled by the Board of Directors.

        4.7    Chairperson of the Board.    The Chairperson of the Board, if such office is filled, shall be a director and shall preside at all shareholders' and Board of Directors' meetings at which the Chairperson is present unless otherwise determined by the Board of Directors pursuant to Section 2.11. If the office of Chairperson of the Board is not filled, the Board shall select another independent director to perform the duties and execute the authority of the Chairperson of the Board.

        4.8    Chief Executive Officer.    The chief executive officer of the Corporation shall have the general powers of supervision and management of the business and affairs of the Corporation usually vested in the chief executive officer of a corporation and shall see that all orders and resolutions of the Board of Directors are carried into effect. If no designation of chief executive officer is made, the President shall be the chief executive officer. The chief executive officer may delegate to the other officers such of his or her authority and duties at such time and in such manner as he or she deems advisable.

        4.9    President.    The President shall be the chief operating officer of the Corporation. The President may delegate to the officers other than the chief executive officer or Chairperson of the Board, if any, such of his or her authority and duties at such time and in such manner as he or she deems appropriate.

        4.10    Executive Vice Presidents and Vice Presidents.    The Executive Vice Presidents and Vice Presidents shall assist and act under the direction of the Corporation's chief executive officer, unless otherwise determined by the Board of Directors or the chief executive officer. The Board of Directors may designate one or more Executive Vice Presidents and may grant other Vice Presidents titles which describe their functions or specify their order of seniority. In the absence or disability of the President, the authority of the President shall descend to the Executive Vice Presidents or, if there are none, to the Vice Presidents in the order of seniority indicated by their titles or otherwise specified by the Board. If not specified by their titles or the Board, the authority of the President shall descend to the Executive Vice Presidents or, if there are none, to the Vice Presidents, in the order of their seniority in such office.

        4.11    Secretary.    The Secretary shall act under the direction of the Corporation's chief executive officer and President. The Secretary shall attend all shareholders' and Board of Directors' meetings, record minutes of the proceedings and maintain the minutes and all documents evidencing corporate action taken by written consent of the shareholders and Board of Directors in the Corporation's minute books. The Secretary shall perform these duties for Board committees when required. The Secretary shall see to it that all notices of shareholders' meetings and special Board of Directors' meetings are duly given in accordance with applicable law, the Articles of Incorporation and these Bylaws. The Secretary shall have custody of the Corporation's seal and, when authorized by the Corporation's chief executive officer, President or the Board of Directors, shall affix the seal to any instrument requiring it and attest such instrument.

        4.12    Treasurer.    The Treasurer shall act under the direction of the Corporation's chief executive officer and President. The Treasurer shall have custody of the corporate funds and securities and shall keep full and accurate accounts of the Corporation's assets, liabilities, receipts and disbursements in books belonging to the Corporation. The Treasurer shall deposit all moneys and other valuables in the name and to the credit of the Corporation in such depositories as may be designated by the Board of Directors. The Treasurer shall disburse the funds of the Corporation as may be ordered by the Corporation's chief executive officer, the President or the Board of Directors, taking proper vouchers for such disbursements, and shall render to the Corporation's chief executive officer, the President and the Board of Directors (at its regular meetings or whenever they request it) an account of all his or her transactions as Treasurer and of the financial condition of the Corporation. If required by the Board of Directors, the Treasurer shall give the Corporation a bond for the faithful discharge of his or her duties in such amount and with such surety as the Board prescribes.

        4.13    Assistant Vice Presidents, Secretaries and Treasurers.    The Assistant Vice Presidents, Assistant Secretaries and Assistant Treasurers, if any, shall act under the direction of the Corporation's chief executive officer, the President and the officer they assist. In the order of their seniority, the Assistant Secretaries shall, in the absence or disability of the Secretary, perform the duties and exercise the authority of the Secretary. The Assistant Treasurers, in the order of their seniority, shall, in the absence or disability of the Treasurer, perform the duties and exercise the authority of the Treasurer.

        4.14    Execution of Contracts and Instruments.    The Board of Directors may designate an officer or agent with authority to execute any contract or other instrument on the Corporation's behalf; the Board may also ratify or confirm any such execution. If the Board authorizes, ratifies or confirms the execution of a contract or instrument without specifying the authorized executing officer or agent, the Corporation's chief executive officer, the President, any Executive Vice President or Vice President or the Treasurer may execute the contract or instrument in the name and on behalf of the Corporation and may affix the corporate seal to such document or instrument.

        4.15    Voting of Shares and Securities of Other Corporations and Entities.    Unless the Board of Directors otherwise directs, the Corporation's chief executive officer shall be entitled to vote or designate a proxy to vote all shares and other securities which the Corporation owns in any other corporation or entity.

ARTICLE V
NOTICES AND WAIVERS OF NOTICE

        5.1    Delivery of Notices.    All written notices to shareholders, directors and Board committee members shall be given personally or by mail (registered, certified or other first class mail, with postage pre-paid), addressed to such person at the address designated by him or her for that purpose or, if none is designated, at his or her last known address. Written notices to directors or Board committee members may also be delivered at his or her office on the Corporation's premises, if any, or by overnight carrier, telegram, telex, telecopy, radiogram, cablegram, facsimile, computer transmission or other electronic transmission (as such term is defined under applicable law), addressed to the address referred to in the preceding sentence. Notices given pursuant to this Section 5.1 shall be deemed to be given when dispatched, or, if mailed, when deposited in a post office or official depository under the exclusive care and custody of the United States postal service. Notices given by overnight carrier shall be deemed "dispatched" at 9:00 a.m. on the day the overnight carrier is reasonably requested to deliver the notice. Telephonic notice may be given for special meetings of the Board of Directors or any Board committee. The Corporation shall have no duty to change the written address of any director, Board committee member or shareholder unless the Secretary receives written notice of such address change. If the Corporation is required or permitted to provide shareholders with a written notice, report, statement or communication, the Corporation may deliver to all shareholders sharing a common address one shared copy of it to the common address if: (i) the Corporation addresses the notice, report, statement or communication to the shareholders who share the common address in any form to which any of such shareholders have not objected, (ii) at least 60 days before the first delivery of any delivery to a common address, the Corporation gives notice to the shareholders who share that common address that it intends to provide only one shared copy of notices, reports, statements and other communications to shareholders that share a common address, and (iii) the Corporation has not received a written objection from any shareholder that shares a common address to deliveries to that shareholder in the manner provided in this sentence. If such an objection is received, the objecting shareholder shall be provided separate copies of notices, reports, statements and other communications beginning 30 days after the Corporation's receipt of such objection, but may deliver one shared copy of notices, reports, statements and other communications to the other shareholders at the common address who have not objected.

        5.2    Waiver of Notice.    Action may be taken without a required notice and without lapse of a prescribed period of time, if at any time before or after the action is completed the person entitled to notice or to participate in the action to be taken or, in the case of a shareholder, his or her attorney- in-fact, submits a signed waiver of the requirements either before or after the meeting, or if such requirements are waived in such other manner as may be permitted by applicable law. Neither the business to be transacted at, nor the purpose of, the meeting need be specified in the written waiver of notice. Attendance at any shareholders' meeting (in person or by proxy) will result in both of the following:

          (a)   Waiver of objection to lack of notice or defective notice of the meeting, unless the shareholder at the beginning of the meeting objects to holding the meeting or transacting business at the meeting.

          (b)   Waiver of objection to consideration of a particular matter at the meeting that is not within the purpose or purposes described in the meeting notice, unless the shareholder objects to considering the matter when it is presented.

        A director's attendance at or participation in any Board or Board committee meeting waives any required notice to him or her of the meeting unless he or she, at the beginning of the meeting or upon his or her arrival, objects to the meeting or the transacting of business at the meeting and does not thereafter vote for or assent to any action taken at the meeting.

        5.3    Subcommittees.    Any committee established by the Board of Directors pursuant to Section 3.14 may create one or more subcommittees. Each subcommittee shall consist of one or more members of the committee. The committee may delegate all or part of its power or authority to a subcommittee. All references in these Bylaws to "committee" shall be deemed also to refer to subcommittees.

ARTICLE VI
SHARE CERTIFICATES AND SHAREHOLDERS OF RECORD

        6.1    Certificates for Shares.    The shares of the Corporation shall be represented by certificates signed by the Chairperson of the Board, Vice- chairperson of the Board, President or a Vice-president. The certificates also may be signed by another officer of the Corporation. The officers' signatures may be facsimiles if the certificate is countersigned by a transfer agent or registered by a registrar other than the Corporation or its employee. If any officer who has signed or whose facsimile signature has been placed upon a certificate ceases to be such officer before the certificate is issued, it may be issued by the Corporation with the same effect as if the person were such officer at the date of issue. Notwithstanding the foregoing, the Corporation may issue some or all of the shares without certificates to the fullest extent permitted by law. Within a reasonable time after the issuance or transfer of shares without certificates, the Corporation shall send the shareholder a written statement of the information required on certificates by applicable law.

        6.2    Lost or Destroyed Certificates.    The Board of Directors may direct or authorize an officer to direct that a new certificate for shares be issued in place of any certificate alleged to have been lost or destroyed. When authorizing such issue of a new certificate, the Board of Directors or officer may, in its discretion and as a condition precedent to the issuance thereof, require the owner (or the owner's legal representative) of such lost or destroyed certificate to give the Corporation an affidavit claiming that the certificate is lost or destroyed or a bond in such sum as it may direct as indemnity against any claim that may be made against the Corporation with respect to such old or new certificate.

        6.3    Transfer of Shares.    Certificated shares of the Corporation are transferable only on the Corporation's stock transfer books upon surrender to the Corporation or its transfer agent of a certificate for the shares, duly endorsed for transfer, and the presentation of such evidence of ownership and validity of the transfer as the Corporation requires. Transfers of uncertificated shares shall be made by such written instrument as the Board of Directors shall from time to time specify, and such proof of the authenticity of the signature as the Corporation or its agents may reasonably require.

        6.4    Record Date.    The Board of Directors may fix, in advance, a date as the record date for determining shareholders for any purpose, including without limitation determining shareholders entitled to (a) notice of, and to vote at, any shareholders' meeting or any adjournment of such meeting; (b) express consent to, or dissent from, a proposal without a meeting; or (c) receive payment of a dividend or distribution or allotment of a right. The record date shall not be more than 60 nor less than 10 days before the date of the meeting, nor more than 10 days after the Board resolution fixing a record date for determining shareholders entitled to express consent to, or dissent from, a proposal without a meeting, nor more than 60 days before any other action.

        If a record date is not fixed:

          (a)   the record date for determining the shareholders entitled to notice of, or to vote at, a shareholders' meeting shall be the close of business on the day next preceding the day on which notice of the meeting is given, or, if no notice is given, the close of business on the day next preceding the day on which the meeting is held; and

          (b)   if prior action by the Board of Directors is not required with respect to the corporate action to be taken without a meeting, the record date for determining shareholders entitled to express consent to, or dissent from, a proposal without a meeting, shall be the first date on which a signed written consent is properly delivered to the Corporation; and

          (c)   the record date for determining shareholders for any other purpose shall be the close of business on the day on which the resolution of the Board of Directors relating to the action is adopted.

        A determination of shareholders of record entitled to notice of, or to vote at, a shareholders' meeting shall apply to any adjournment of the meeting, unless the Board of Directors fixes a new record date for the adjourned meeting Only shareholders of record on the record date shall be entitled to notice of, or to participate in, the action to which the record date relates, notwithstanding any transfer of shares on the Corporation's books after the record date. This Section 6.4 shall not affect the rights of a shareholder and the shareholder's transferor or transferee as between themselves.

        6.5    Registered Shareholders.    The Corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of a share for all purposes, including notices, voting, consents, dividends and distributions, and shall not be bound to recognize any other person's equitable or other claim to interest in such share, regardless of whether it has actual or constructive notice of such claim or interest, except as expressly required by applicable law.

ARTICLE VII
INDEMNIFICATION

        7.1    Mandatory Indemnification; Advance Expenses.    The Corporation shall, to the fullest extent authorized or permitted by the Michigan Business Corporation Act ("MBCA"), (a) indemnify any person, and his or her heirs, personal representatives, executors, administrators and legal representatives, who was, is, or is threatened to be made, a party to any threatened, pending or completed action, suit or proceeding (whether civil, criminal, administrative or investigative), including any appeal, by reason of the fact that such person is or was a director or officer of the Corporation or is or was serving at the request of the Corporation as a director, officer, member, partner, trustee, employee, fiduciary or agent of another foreign or domestic corporation, partnership, limited liability company, joint venture, trust, or other enterprise, including service with respect to employee benefit plans or public service or charitable organizations, against expenses (including actual and reasonable attorney fees and disbursements), judgments, (other than in an action by or in the right of the Corporation), penalties, fines, excise taxes and amounts paid in settlement actually and incurred by him or her in connection with such action, suit, or proceeding (collectively, "Covered Matters"); and (b) pay or reimburse the reasonable expenses incurred by such person and his or her heirs, executors, administrators and legal representatives in connection with any Covered Matter in advance of final disposition of such Covered Matter if, in the case of this clause (b), the person furnishes the Corporation a written undertaking executed personally, or on his or her belief, to repay the advance if it is ultimately determined that he or she did not meet the standard of conduct, if any, required by the MBCA for the indemnification of the person under the circumstances.

        7.2    Permissive Indemnification.    The Corporation may provide such other indemnification to directors, officers, employees and agents by insurance, contract or otherwise as is permitted by law and authorized by the Board of Directors.

        7.3    Nonexclusivity.    The indemnification or advancement of expenses provided under this Article VII is not exclusive of other rights to which a person seeking indemnification or advancement of expenses may be entitled under any other arrangement with the Corporation. However, the total amount of expenses advanced or indemnified from all sources combined shall not exceed the amount of actual expenses incurred by the person seeking indemnification or advancement of expenses.

        7.4    Contract Right.    The rights conferred in this Article VII shall be contract rights and shall apply to services of a director or officer as an employee or agent of the Corporation as well as in the person's capacity as a director or officer. No amendment or repeal of Article VII shall apply to or have any effect on any director or officer of the Corporation for or with respect to any acts or omissions of the director or officer occurring before the amendment or repeal.

        7.5    Enforcement of Rights.    Any determination with respect to indemnification or payment in advance of final disposition under this Article VII shall be made promptly, and in any event within 30 days, after written request to the Corporation by the person seeking such indemnification or payment. If it is determined that such indemnification or payment is proper and if such indemnification or payment is authorized (to the extent such determination or authorization are required), then such indemnification or payment in advance of final disposition under this Article VII shall be made promptly, and in any event within 30 days after such determination has been made, such authorization that may be required has been given and any conditions precedent to such indemnification or payment set forth in this Article VII, the Articles of Incorporation or applicable law have been satisfied. The rights granted by this Article VII shall be enforceable by such person in any court of competent jurisdiction.

ARTICLE VIII
GENERAL PROVISIONS

        8.1    Checks and Funds.    All checks, drafts or demands for money and notes of the Corporation must be signed by such officer or officers or such other person or persons as the Board of Directors from time to time designates. All funds of the Corporation not otherwise employed shall be deposited or used as the Board of Directors from time to time designates.

        8.2    Fiscal Year.    The fiscal year of the Corporation shall end on such date as the Board of Directors from time to time determines.

        8.3    Corporate Seal.    The Board of Directors may adopt a corporate seal for the Corporation. The corporate seal, if adopted, shall be circular and contain the name of the Corporation and the words "Corporate Seal Michigan". The seal may be used by causing it or a facsimile of it to be impressed, affixed, reproduced or otherwise. Documents otherwise properly executed on behalf of the

Corporation shall be valid and binding upon the Corporation without a seal, whether or not one is adopted by the Board of Directors.

        8.4    Books and Records.    The Corporation shall keep within or outside of Michigan books and records of account and minutes of the proceedings of its shareholders, Board of Directors and Board committees, if any. The Corporation shall keep at its registered office or at the office of its transfer agent within or outside of Michigan records containing the names and addresses of all shareholders, the number, class and series of shares held by each and the dates when they respectively became recordholders of shares. Any of such books, records or minutes may be in written form or in any other form capable of being converted into written form within a reasonable time.

        8.5    Control Share Acquisitions.    Chapter 7B of the MBCA shall not apply to control share acquisitions of shares of the Corporation.

ARTICLE IX
AMENDMENTS

        These Bylaws may be amended or repealed, or new Bylaws may be adopted, by action of either the shareholders or a majority of the Board of Directors then in office. The Articles of Incorporation or these Bylaws may from time to time specify particular provisions of the Bylaws which may not be altered or repealed by the Board of Directors.

ARTICLE X
SCOPE OF BYLAWS

        These Bylaws govern the regulation and management of the affairs of the Corporation to the extent that they are consistent with applicable law and the Articles of Incorporation; to the extent they are not consistent, applicable law and the Articles of Incorporation shall govern.

 Appendix C

ROCKWELL MEDICAL, INC.
2018 LONG TERM INCENTIVE PLAN

I. GENERAL PROVISIONS

        1.1    Establishment.    On April 13, 2018, the Board, adopted the Plan, subject to the approval of shareholders at the Corporation's 2018 annual meeting of shareholders.

        1.2    Purpose.    The purpose of the Plan is to (a) promote the best interests of the Corporation and its shareholders by encouraging Employees, Directors and Consultants of the Corporation and its Subsidiaries to acquire an ownership interest in the Corporation by granting stock-based Awards, thus aligning their economic interests with those of the Corporation's shareholders, and (b) enhance the ability of the Corporation and its Subsidiaries to attract, motivate and retain qualified Employees, Directors and Consultants.

        1.3    Plan Duration.    Subject to shareholder approval as provided in Section 11.12, the Plan shall become effective on April 13, 2018 and shall continue in effect until its termination by the Board; provided, however, that no new Awards may be granted on or after April 13, 2028.

        1.4    Definitions and Interpretations.    Whenever the words "include," "includes" or "including" are used, they shall be understood to be followed by the words "without limitation." Article and Section references in the Plan shall be to Articles and Sections of the Plan unless otherwise noted. As used in this Plan, the following terms have the meaning described below:

          (a)   "Agreement" means the written document that sets forth the terms of a Participant's Award.

          (b)   "Award" means any form of Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award, Performance Award, Incentive Award or other award granted under the Plan.

          (c)   "Board" means the Board of Directors of the Corporation.

          (d)   "Cause" means (i) if a Participant is a party to a written employment agreement with the Corporation or a Subsidiary, "Cause" as defined in such agreement, as in effect from time to time, and (ii) in all other cases, (A) a Participant's continued failure to substantially perform Participant's duties to the Corporation or its Subsidiaries (other than as a result of Disability) for a period of 10 days following written notice by the Corporation to Participant of such failure, (B) dishonesty in the performance of Participant's duties, (C) Participant's conviction of, or plea of nolo contendere to, a crime constituting (x) a felony under the laws of the United States or any state thereof, or (y) a misdemeanor involving a crime of embezzlement, theft, dishonesty, or moral turpitude, (D) Participant's willful malfeasance or willful misconduct in connection with Participant's duties to the Corporation or any Subsidiary, or any act or omission which is injurious to the financial condition or business reputation of the Corporation or its Subsidiaries, or (E) Participant's breach of any non-compete, confidentiality or intellectual property obligations to the Corporation or its Subsidiaries.

          (e)   "Change in Control" means the occurrence of any of the following events:

              (i)  If the Corporation consolidates with or merges into any other corporation or other entity that is not controlled by or under common control with the Corporation, and the Corporation is not the continuing or surviving entity of such consolidation or merger;

             (ii)  If the Corporation permits any other corporation or other entity that is not controlled by or under common control with the Corporation to consolidate with or merge into the Corporation and the Corporation is the continuing or surviving entity but, in connection with such consolidation or merger the shareholders of the Corporation immediately prior to such transaction cease to own at least 50% of the combined voting power of the outstanding voting securities of the Corporation immediately following the transaction or the Common Stock is changed into or exchanged for stock or other securities of any other corporation or other entity or cash or any other assets;

            (iii)  If the Corporation dissolves or liquidates;

            (iv)  If the Corporation effects a share exchange, capital reorganization or reclassification transaction in such a way that (A) holders of Common Stock shall be entitled to receive stock, securities, cash or other assets with respect to or in exchange for the Common Stock, and (B) (x) neither the Common Stock nor the consideration received in such transaction is a class of equity securities registered under Section 12 of the Exchange Act following such transaction or (y) a majority of members on the Board are replaced in connection with such transaction;

             (v)  If any one person, or more than one person acting as a group (as determined in accordance with Sections 13(d) and 14(d) of the Exchange Act), acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such person or persons) ownership of Common Stock possessing thirty-five percent (35%) or more of the total outstanding voting power of the Common Stock;

            (vi)  If a majority of members on the Board are replaced during any 12-month period by Directors whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of the appointment or election (provided that for purposes of this paragraph, the term Corporation refers solely to the "relevant" corporation, as defined in Code Section 409A and regulations thereunder, for which no other corporation is a majority shareholder); or

           (vii)  If there is a change in the ownership of a substantial portion of the Corporation's assets, which shall occur on the date that any one person, or more than one person acting as a group (as determined in accordance with Sections 13(d) and 14(d) of the Exchange Act) acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such person or persons) assets from the Corporation that have a total gross fair market value equal to or more than forty percent (40%) of the total gross fair market value of all of the assets of the Corporation immediately prior to such acquisition or acquisitions, as determined by the Board. For this purpose, gross fair market value means the value of the assets of the Corporation, or the value of the assets being disposed of, determined by the Board without regard to any liabilities associated with such assets.

        As used in this paragraph, the term "person" shall include individuals and entities.

        Notwithstanding the foregoing, for purposes of an Award (A) that is considered deferred compensation subject to the provisions of Code Section 409A, or (B) with respect to which the Corporation permits a deferral election, the definition of "Change in Control" shall be deemed amended to conform to the requirements of Code Section 409A to the extent necessary for such Awards and deferral elections to comply with Code Section 409A.

          (f)    "Change in Control Price" shall mean the per share price paid or deemed paid for the outstanding Common Stock in the Change in Control transaction, as determined by the Committee.

          (g)   "Change in Control Termination" means a termination of an Employee Participant's employment by the Corporation without "Cause" or, if the Employee is a party to a written employment agreement with the Corporation, by Employee for "good reason" (as defined in such agreement as in effect from time to time), which termination occurs after the execution of an agreement to which the Corporation is a party pursuant to which a Change in Control has occurred or will occur (upon consummation of the transactions contemplated by such agreement) but, if a Change in Control has occurred pursuant thereto, not more than two years after such Change in Control, and if a Change in Control has not yet occurred pursuant thereto, while such agreement remains executory.

          (h)   "Code" means the Internal Revenue Code of 1986, as amended.

          (i)    "Committee" means the Compensation Committee of the Board, or any other committee or sub-committee of the Board, designated by the Board from time to time, comprised solely of two or more Directors who are "non-employee directors," as defined in Rule 16b-3 of the Exchange Act and "independent directors" for purposes of the rules and regulations of the Stock Exchange. However, the fact that a Committee member shall fail to qualify under any of these requirements shall not invalidate any Award made by the Committee if the Award is otherwise validly made under the Plan. The members of the Committee shall be appointed by, and may be changed at any time and from time to time, at the discretion of the Board.

          (j)    "Common Stock" means shares of the Corporation's authorized common stock.

          (k)   "Consultant" means a consultant or advisor (other than as an Employee or Director) to the Corporation or a Subsidiary; provided that such person is an individual who (1) renders bona fide services that are not in connection with the offer and sale of the Corporation's securities in a capital-raising transaction, and (2) does not promote or maintain a market for the Corporation's securities.

          (l)    "Corporation" means Rockwell Medical, Inc., a Michigan corporation.

          (m)  "Director" means an individual, other than an Employee, who has been elected or appointed to serve as a member of the Board.

          (n)   "Disability" means total and permanent disability, as defined in Code Section 22(e); provided, however, that for purposes of a Code Section 409A distribution event, "disability" shall be defined under Code Section 409A and regulations thereunder.

          (o)   "Employee" means an individual who has an "employment relationship" with the Corporation or a Subsidiary, as defined in Treasury Regulation 1.421-1(h), and the term "employment" means employment with the Corporation or a Subsidiary.

          (p)   "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, and any successor thereto.

          (q)   "Fair Market Value" means for purposes of determining the value of Common Stock on the Grant Date, the closing price per share of the Common Stock on the Stock Exchange on the Grant Date. In the event that there are no Common Stock transactions reported on the Stock Exchange on such date, the Fair Market Value shall be determined as of the immediately preceding date on which there were Common Stock transactions reported on the Stock Exchange. Unless otherwise specified in the Plan, "Fair Market Value" for purposes of determining the value of Common Stock on the date of exercise or Vesting means the closing price per share of the Common Stock on the Stock Exchange on the last date preceding the date of exercise or Vesting on which there were Common Stock transactions reported on the Stock Exchange. If the Common Stock is not listed on a Stock Exchange on the relevant date, the Fair Market Value shall be determined by the Committee in good faith and in accordance with Code Section 409A and regulations thereunder.

          (r)   "Grant Date" means the date on which the Committee grants an Award, or such later effective grant date as shall be designated by the Committee or as set forth in a Participant's Agreement.

          (s)   "Incentive Award" means an Award that is granted in accordance with Article VI.

          (t)    "Incentive Stock Option" means an Option granted pursuant to Article II that is intended to meet the requirements of Code Section 422.

          (u)   "Nonqualified Stock Option" means an Option granted pursuant to Article II that is not an Incentive Stock Option.

          (v)   "Option" means either an Incentive Stock Option or a Nonqualified Stock Option.

          (w)  "Participant" means an Employee, Director or Consultant who is designated by the Committee to participate in the Plan or otherwise receives an Award; provided, however, that our Chief Executive Officer and our Directors, all as of April 13, 2018, shall not be considered a Participant under the Plan and shall not be eligible to receive any awards under the Plan (except for the contingent option awards granted under the Plan to Directors on March 19, 2018) until immediately after our 2019 annual meeting of shareholders.

          (x)   "Performance Award" means any Award of Performance Shares or Performance Units granted pursuant to Article V.

          (y)   "Performance Goals" means the measures of performance of the Corporation and its Subsidiaries selected by the Committee to determine a Participant's entitlement to a Performance Award under the Plan.

          (z)   "Performance Share" means any grant pursuant to Article V and Section 5.2(b)(i).

          (aa) "Performance Unit" means any grant pursuant to Article V and Section 5.2(b)(ii).

          (bb) "Plan" means the Rockwell Medical, Inc. 2018 Long Term Incentive Plan, the terms of which are set forth herein, and any amendments thereto.

          (cc) "Restriction Period" means the period of time during which a Participant's Restricted Stock or Restricted Stock Unit is subject to a risk of forfeiture and/or and is nontransferable.

          (dd) "Restricted Stock" means Common Stock granted pursuant to Article IV that is subject to a Restriction Period.

          (ee) "Restricted Stock Unit" means a right granted pursuant to Article IV to receive Restricted Stock, Common Stock or cash.

          (ff)  "Securities Act" means the Securities Act of 1933, as amended from time to time, and any successor thereto.

          (gg) "Stock Appreciation Right" means the right to receive a cash or Common Stock payment from the Corporation, in accordance with Article III of the Plan.

          (hh) "Stock Exchange" means the principal national securities exchange on which the Common Stock is listed for trading, or, if the Common Stock is not listed for trading on a national securities exchange, such other recognized trading market upon which the largest number of shares of Common Stock has been traded in the aggregate during the last 20 days before the applicable date.

          (ii)   "Subsidiary" means a corporation or other entity defined in Code Section 424(f).

          (jj)   "Substitute Awards" shall mean Awards granted or shares issued by the Corporation in assumption of, or in substitution or exchange for, Awards previously granted, or the right or obligation to make future Awards, by a company acquired by the Corporation or any Subsidiary or with which the Corporation or any Subsidiary combines.

          (kk) "Vested" or "Vesting" means the extent to which an Award granted or issued hereunder has become exercisable or upon termination or lapse of any applicable Restriction Period in accordance with the Plan and the terms of any respective Agreement pursuant to which such Award was granted or issued, or has become payable in whole or in part due to the satisfaction of Performance Goal(s) set forth in the respective Agreement pursuant to which such Award was granted or issued.

        1.5    Administration.

          (a)   The Plan and all Agreements thereunder shall be administered by the Committee. The Committee shall, in its discretion, interpret the Plan and all Agreements thereunder, prescribe, amend, and rescind rules and regulations relating to the Plan and all Agreements thereunder, and make all other determinations necessary or advisable for its/their administration. The decision of the Committee on any question concerning the interpretation of the Plan and all Agreements thereunder or its/their administration with respect to any Award granted under the Plan shall be final and binding upon all Participants. No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Award hereunder. Any Awards granted by the Committee under the Plan must be approved by a majority of the Board.

          (b)   In addition to any other powers set forth in the Plan and subject to Code Section 409A and the provisions of the Plan, the Committee shall have the full and final power and authority, in its discretion to:

              (i)  Subject to Section 11.6, amend, modify, or cancel any Award, or to waive any restrictions or conditions applicable to any shares of Common Stock acquired pursuant thereto;

             (ii)  Authorize, in conjunction with any applicable deferred compensation plan of the Corporation, that the receipt of cash or Common Stock subject to any Award under this Plan may be deferred under the terms and conditions of such deferred compensation plan;

            (iii)  Determine the terms and conditions of Awards granted to Participants and whether such terms and conditions have been satisfied; and

            (iv)  Establish such other Awards, besides those specifically enumerated in the Plan, which the Committee determines are consistent with the Plan's purposes.

          (c)   Notwithstanding any other provision of this Plan to the contrary, the Committee and the Board shall not have the authority or the discretion to accelerate the Vesting of any Award, except in the case of a Participant's death or Disability.

        1.6    Participants.    Participants in the Plan shall be such Employees, Directors and Consultants of the Corporation and its Subsidiaries as the Committee in its discretion may select from time to time; provided, however, that our Chief Executive Officer and our Directors, all as of April 13, 2018, shall not be considered a Participant under the Plan and shall not be eligible to receive any awards under the Plan (except for the contingent option awards granted under the Plan to Directors on March 19, 2018) until immediately after our 2019 annual meeting of shareholders. The Committee may grant Awards to an individual upon the condition that the individual become an Employee, Director or Consultant of the Corporation or of a Subsidiary, provided that the Grant Date of the Award shall be deemed to be the date that the individual legally becomes an Employee, Director or Consultant, as applicable.

        1.7    Stock Reserve.

          (a)   The Corporation has reserved 3,300,000 shares of the Corporation's Common Stock for issuance pursuant to stock-based Awards. Up to 1,000,000 of the reserved shares may be granted as Incentive Stock Options under the Plan. All amounts in this Section 1.7 shall be adjusted, as applicable, in accordance with Section 10.1. Subject to the other provisions in this Section 1.7, the aggregate number of shares of Common Stock reserved under this Section 1.7(a) shall be depleted by the maximum number of shares of Common Stock, if any, that may be payable under an Award as determined on the Grant Date; provided that the aggregate number of shares of Common Stock shall be depleted by one share for each share subject to an Option or Stock Appreciation Right (that will be settled in shares), and shall be depleted by 1.32 shares of Common Stock for each share subject to an Award that will be settled in shares of Common Stock other than an Option or Stock Appreciation Right. For purposes of determining the aggregate number of shares of Common Stock reserved for issuance under this Plan, any fractional share shall be rounded to the next highest full share.

          (b)   The shares of Common Stock subject to any portion of an Award that is forfeited, cancelled, or expires or otherwise terminates without issuance of such shares, or is settled for cash or otherwise does not result in the issuance of all or a portion of the shares subject to such Award shall, to the extent of such forfeiture, cancellation, expiration, termination, cash settlement or non-issuance, be recredited to the Plan's reserve (according to the same ratio as such shares reduced the Plan's reserve according to Section 1.7(a)) and shall again be available for issuance pursuant to Awards under the Plan.

          (c)   For the avoidance of doubt, the following shares of Common Stock, however, may not again be made available for issuance as Awards under the Plan: (i) the full number of shares not issued or delivered as a result of the net settlement of an outstanding Option, Stock Appreciation Right or Restricted Stock Unit, regardless of the number of shares actually used to make such settlement; (ii) shares used to pay the exercise price or for settlement of any Award; (iii) shares used to satisfy withholding taxes related to the Vesting, exercise or settlement of any Award; and (iv) shares repurchased on the open market by the Corporation with the proceeds of the Option exercise price.

          (d)   Substitute Awards shall not reduce the shares reserved for issuance under the Plan or authorized for grant to a Participant in any fiscal year. Additionally, in the event that a company acquired by the Corporation or any Subsidiary or with which the Corporation or any Subsidiary combines has shares available under a pre-existing plan approved by shareholders of such acquired company and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the acquired company) may be used for Awards under the Plan and shall not reduce the shares authorized for issuance under the Plan; provided that Awards using such available shares shall not be made after the date awards or grants could no longer have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not Employees, Directors of the Corporation or its Subsidiaries prior to such acquisition or combination.

        1.8    Repricing.    Except as provided in Section 10.1, without the affirmative vote of holders of a majority of the shares of Common Stock cast in person or by proxy at a meeting of the shareholders of the Corporation at which a quorum representing a majority of all outstanding shares is present or represented by proxy, neither the Board nor the Committee shall approve a program providing for (a) the cancellation of outstanding Options and/or Stock Appreciation Rights and the grant in substitution therefor of any new Options and/or Stock Appreciation Rights under the Plan having a lower exercise price than the Fair Market Value of the underlying Common Stock on the original Grant Date, (b) the amendment of outstanding Options and/or Stock Appreciation Rights to reduce the exercise price thereof below the Fair Market Value of the underlying Common Stock on the original Grant Date, or (c) the exchange of outstanding Options or Stock Appreciation Rights for cash or other Awards if the exercise price per share of such Options or Stock Appreciation Rights is greater than the Fair Market Value per share as of the date of exchange. This Section shall not be construed to apply to "issuing or assuming a stock option in a transaction to which section 424(a) applies," within the meaning of Code Section 424.

        1.9    Backdating.    Neither the Board nor the Committee may grant an Option or a Stock Appreciation Right with a Grant Date that is effective prior to the date the Committee takes action to approve such Award.

II. STOCK OPTIONS

        2.1    Grant of Options.    The Committee, at any time and from time to time, subject to the terms and conditions of the Plan, may grant Options to such Participants and for such number of shares of Common Stock as it shall designate, and shall determine the general terms and conditions, which shall be set forth in a Participant's Agreement. Any Participant may hold more than one Option under the Plan and any other plan of the Corporation or Subsidiary. No Option granted hereunder may be exercised after the tenth anniversary of the Grant Date. The Committee may designate any Option granted as either an Incentive Stock Option or a Nonqualified Stock Option, or the Committee may designate a portion of an Option as an Incentive Stock Option or a Nonqualified Stock Option.

        2.2    Incentive Stock Options.    Any Option intended to constitute an Incentive Stock Option shall comply with the requirements of this Section 2.2. An Incentive Stock Option may only be granted to an Employee. No Incentive Stock Option shall be granted with an exercise price below the Fair Market Value of Common Stock on the Grant Date nor with an exercise term that extends beyond ten years from the Grant Date. An Incentive Stock Option shall not be granted to any Participant who owns (within the meaning of Code Section 424(d)) stock of the Corporation or any Subsidiary possessing more than 10% of the total combined voting power of all classes of stock of the Corporation or a Subsidiary unless, at the Grant Date, the exercise price for the Option is at least 110% of the Fair Market Value of the shares subject to the Option and the Option, at the Grant Date and by its terms, is not exercisable more than five years after the Grant Date. The aggregate Fair Market Value of the underlying Common Stock (determined at the Grant Date) as to which Incentive Stock Options granted under the Plan (including a plan of a Subsidiary) may first be exercised by a Participant in any one calendar year shall not exceed $100,000. To the extent that an Option intended to constitute an Incentive Stock Option shall violate the foregoing $100,000 limitation (or any other limitation set forth in Code Section 422), the portion of the Option that exceeds the $100,000 limitation (or violates any other Code Section 422 limitation) shall be deemed to constitute a Nonqualified Stock Option.

        2.3    Exercise Price.    The Committee shall determine the per share exercise price for each Option granted under the Plan. No Option may be granted with an exercise price below 100% of the Fair Market Value of Common Stock on the Grant Date.

        2.4    Payment for Option Shares.

        (a)   The exercise price for shares of Common Stock to be acquired upon exercise of an Option granted hereunder shall be paid in full in cash or by personal check, bank draft or money order at the time of exercise; provided, however, that if the Corporation so approves at the time the Option is exercised and to the extent provided in the applicable Agreement, payment may be made by (i) tendering shares of Common Stock to the Corporation, which are withheld from the Option being exercised in a "net exercise" transaction, or are freely owned and held by the Participant independent of any restrictions or hypothecations; (ii) delivery to the Corporation of a properly executed exercise notice, acceptable to the Corporation, together with irrevocable instructions to the Participant's broker to deliver to the Corporation sufficient cash to pay the exercise price and any applicable income and employment withholding taxes, in accordance with a written agreement between the Corporation and the brokerage firm; (iii) delivery of other consideration approved by the Committee having a Fair Market Value on the exercise date equal to the total exercise price; (iv) other means determined by the Committee; or (v) any combination of the foregoing.

        (b)   "Net exercise," as such term is used in the Plan, shall mean an exercise of an Option pursuant to which, upon delivery to the Corporation of written notice of exercise, the consideration received in payment for the exercise of the Option shall be the cancellation of a portion of the Option and the Corporation shall become obligated to issue the "net number" of shares of Common Stock determined according to the following formula:

((A × B) – (A × C))

B

        For purposes of the foregoing formula:

        A = the total number of shares with respect to which such Option is then being exercised (which, for the avoidance of doubt, shall include both the number of shares to be issued to the exercising Participant and the number of shares subject to the portion of the Option to be cancelled in payment of the exercise price).

        B= the Stock Exchange closing price for the Common Stock on the last date on which there were Common Stock transactions preceding the date of the Corporation's receipt of the exercise notice.

        C= the exercise price in effect at the time of such exercise.

        If the foregoing formula would yield a number of shares to be issued that is not a whole number, any such fraction shall be rounded down and disregarded. The shares underlying the exercised portion of the Option that are not issued pursuant to the foregoing formula, along with the corresponding portion of the Option, shall be considered cancelled and no longer subject to exercise.

        (c)   Notwithstanding the foregoing, an Option may not be exercised by delivery to or withholding by the Corporation of shares of Common Stock to the extent that such delivery or withholding (i) would constitute a violation of the provisions of any law or regulation (including the Sarbanes-Oxley Act of 2002), (ii) if there is a substantial likelihood that the use of such form of payment would result in adverse accounting treatment to the Corporation under generally accepted accounting principles, or (iii) is not approved by the Corporation and reflected in the applicable Agreement. Until a Participant has been issued a certificate or certificates for the shares of Common Stock so purchased (or the book entry representing such shares has been made and such shares have been deposited with the appropriate registered book-entry custodian), he or she shall possess no rights as a record holder with respect to any such shares.

III. STOCK APPRECIATION RIGHTS

        3.1    Grant of Stock Appreciation Rights.    Stock Appreciation Rights may be granted, held and exercised in such form and upon such general terms and conditions as determined by the Committee. A Stock Appreciation Right may be granted to a Participant with respect to such number of shares of Common Stock of the Corporation as the Committee may determine. No Stock Appreciation Right shall be granted with an exercise term that extends beyond ten years from the Grant Date.

        3.2    Base Price.    The Committee shall determine the per share base price for each Stock Appreciation Right granted under the Plan; provided, however, that the base price of a Stock Appreciation Right shall not be less than 100% of the Fair Market Value of the shares of Common Stock covered by the Stock Appreciation Right on the Grant Date.

        3.3    Exercise of Stock Appreciation Rights.    A Stock Appreciation Right shall be deemed exercised upon receipt by the Corporation of written notice of exercise from the Participant.

        3.4    Stock Appreciation Right Payment.    Upon exercise of a Stock Appreciation Right, a Participant shall be entitled to payment from the Corporation, in cash, shares, or partly in each (as determined by the Committee in accordance with any applicable terms of the Participant's Agreement), of an amount equal to the difference between (a) the aggregate Fair Market Value on the exercise date for the specified number of shares of Common Stock being exercised, and (b) the aggregate base price for the specified number of shares of Common Stock being exercised.

IV. RESTRICTED STOCK AND RESTRICTED STOCK UNITS

        4.1    Grant of Restricted Stock and Restricted Stock Units.    Subject to the terms and conditions of the Plan, the Committee, at any time and from time to time, may grant Awards of Restricted Stock and Restricted Stock Units under the Plan to such Participants and in such amounts as it shall determine.

        4.2    Terms of Awards.    Each Award of Restricted Stock or Restricted Stock Units shall be evidenced by an Agreement that shall specify the terms of the restrictions, including the Restriction Period, the number of shares of Common Stock or units subject to the Award, the exercise price for the shares of Restricted Stock, if any, the form of consideration that may be used to pay the exercise price of the Restricted Stock, including those specified in Section 2.4, and such other general terms and conditions, including whether the Restricted Stock is subject to achievement of Performance Goals, as the Committee shall determine.

        4.3    Transferability.    Except as provided in this Article IV and Section 11.3 of the Plan, the shares of Common Stock subject to an Award of Restricted Stock or Restricted Stock Units granted hereunder may not be transferred, pledged, assigned, or otherwise alienated or hypothecated until the termination of the applicable Restriction Period or for such period of time as shall be established by the Committee and specified in the applicable Agreement, or upon the earlier satisfaction of other conditions as specified by the Committee in its sole discretion and as set forth in the applicable Agreement.

        4.4    Other Restrictions.    The Committee shall impose such other restrictions on any shares of Common Stock subject to an Award of Restricted Stock or Restricted Stock Units under the Plan as it may deem advisable, including restrictions under applicable federal or state securities laws, and the issuance of a legended certificate of Common Stock representing such shares to give appropriate notice of such restrictions (or, if issued in book entry form, a notation with similar restrictive effect with respect to the book entry representing such shares) pursuant to Section 11.3(b).

        4.5    Voting Rights.    During the time Restricted Stock is subject to the Restriction Period, to the extent not prohibited by law, the Participant's Agreement shall require the Participant to appoint each of the Corporation's chief executive officer and/or corporate secretary as proxies, each with the power to appoint a substitute, authorizing each of them to represent and to vote the Participant's Restricted Stock in accordance with the Board's recommendations on all matters that are submitted to a shareholder vote (such appointment being irrevocable and coupled with an interest and extending until the expiration of the Restriction Period).

        4.6    Settlement of Restricted Stock Unit Awards.    If a Restricted Stock Unit Award is payable in Common Stock, the Corporation shall issue to a Participant on the date on which Restricted Stock

Units subject to the Participant's Award Vest or on such other date determined by the Committee, in its discretion, and set forth in the Agreement, one share of Common Stock and/or any other new, substituted or additional securities or other property pursuant to an adjustment described in Section 10.1 for each Restricted Stock Unit then becoming Vested or otherwise to be settled on such date, subject to the withholding of applicable taxes. Notwithstanding any other provision in this Plan to the contrary, any Restricted Stock Unit Award, whether settled in Common Stock, cash or other property, shall be paid no later than two and a half months after the later of the end of the fiscal or calendar year in which the Award Vests.

V. PERFORMANCE AWARDS

        5.1    Grant of Performance Awards.    The Committee, in its discretion, may grant Performance Awards to Participants and may determine, on an individual or group basis, the Performance Goal(s) to be attained pursuant to each Performance Award.

        5.2    Terms of Performance Awards.

        (a)   Performance Awards shall consist of rights to receive cash, Common Stock, other property or a combination thereof, if designated Performance Goal(s) are achieved. The terms of a Participant's Performance Award shall be set forth in a Participant's Agreement. Each Agreement shall specify the Performance Goal(s) applicable to a particular Participant or group of Participants, the period over which the targeted Performance Goal(s) are to be attained, the payment schedule if the Performance Goal(s) are attained, and any other terms as the Committee shall determine and conditions applicable to an individual Performance Award.

        (b)   Performance Awards may be granted as Performance Shares or Performance Units, at the discretion of the Committee. Performance Awards shall be paid no later than two and a half months after the later of the end of the fiscal or calendar year in which the Performance Award is no longer subject to a substantial risk of forfeiture.

          (i)  In the case of Performance Shares, a legended certificate of Common Stock shall be issued in the Participant's name, restricted from transfer prior to the satisfaction of the designated Performance Goal(s) and restrictions (or shares may be issued in book entry form with a notation having similar restrictive effect with respect to the book entry representing such shares), as determined by the Committee and specified in the Participant's Agreement. Prior to satisfaction of the designated Performance Goal(s) and restrictions, to the extent not prohibited by law, the Participant's Agreement shall require the Participant to appoint each of the Corporation's chief executive officer and/or corporate secretary as proxies, each with the power to appoint a substitute, authorizing each of them to represent and to vote the Participant's Performance Shares in accordance with the Board's recommendations on all matters that are submitted to a shareholder vote (such appointment being irrevocable and coupled with an interest and extending until such time as the Performance Goal(s) and other restrictions on the Performance Shares have been satisfied).

         (ii)  In the case of Performance Units, the Participant shall receive an Agreement from the Committee that specifies the Performance Goal(s) and restrictions that must be satisfied before the Corporation shall issue the payment, which may be cash, a designated number of shares of Common Stock, other property, or a combination thereof. In the event of a dividend or distribution paid in shares of Common Stock or any other event described in Article X, appropriate adjustments shall be made in the Participant's Performance Unit Award so that it represents the right to receive upon settlement any and all new, substituted or additional securities or other property (other than normal cash dividends) to which the Participant would be entitled by reason of the shares of Common Stock issuable upon settlement of the Performance Unit Award, and all such new, substituted or additional securities or other property shall be immediately subject to the same restrictions as are applicable to the Performance Unit Award.

 VI. INCENTIVE AWARDS

        6.1    Grant of Incentive Awards.

        (a)   The Committee, at its discretion, may grant Incentive Awards to such Participants as it may designate from time to time. The terms of a Participant's Incentive Award shall be set forth in the Participant's Agreement and/or in any separate program(s) authorized by the Committee. Each Agreement and/or separate program shall specify such other terms and conditions as the Committee shall determine.

        (b)   The determination of Incentive Awards for a given year or years may be based upon the attainment of specified levels of Performance Goals related to the Corporation or Subsidiary performance as determined at the discretion of the Committee.

        (c)   The Committee shall (i) select those Participants who shall be eligible to receive an Incentive Award, (ii) determine the performance period, (iii) determine target levels (including minimum and maximum levels) of Performance Goals, and (iv) determine the level of Incentive Award to be paid to each selected Participant upon the achievement of each Performance Goal.

        6.2    Payment of Incentive Awards.

        (a)   Incentive Awards shall be paid in cash, shares of Common Stock or other property, at the discretion of the Committee. Payments shall be made no later than two and a half months after the later of the end of the fiscal or calendar year in which the Incentive Award is no longer subject to a substantial risk of forfeiture.

        (b)   The amount of an Incentive Award to be paid upon the attainment of each targeted Performance Goal shall equal a percentage of a Participant's base salary for the fiscal year, a fixed dollar amount, or pursuant to such other formula, as determined by the Committee or as set forth in the Participant's Agreement.

VII. DIVIDENDS & NO DIVIDEND EQUIVALENTS

        (a)   A Participant shall not be entitled to receive any dividends or other distributions paid with respect to issued and outstanding Restricted Stock or Performance Shares until such time as the Restricted Stock or Performance Shares Vest.

        (b)   No Award may be granted under the Plan that provides for payment of "dividend equivalents" or any similar right to receive cash dividends or other distributions paid with respect to a share of Common Stock prior to the time such Award Vests, and no dividend equivalents or similar rights may ever be granted with respect to an Option, a Share Appreciation Right, or any Award other than a "full value" Award.

VIII. MINIMUM VESTING PERIOD

        8.1    General Rule.    Notwithstanding any provision of this Plan to the contrary, except as provided in Section 8.2, no portion of any Award granted to any Participant shall Vest prior to the twelve (12)-month anniversary of the Grant Date.

        8.2    Exceptions.    Notwithstanding Section 8.1:

        (a)   The Committee may grant Awards to Participants other than a Director or a Board-appointed executive officer that are not subject to the twelve (12)-month minimum vesting period, provided that such Awards in the aggregate do not exceed five percent (5%) of the total number of shares reserved pursuant to Section 1.7(a).

        (b)   For purposes of Awards granted to Directors, "twelve (12)-months" may mean the period of time from one annual shareholders meeting to the next annual shareholders meeting, provided that such period of time is not less than fifty (50) weeks.

        (c)   The Committee may accelerate the Vesting of any Award (i) in the event of a Participant's death or Disability in accordance with Section 1.5(c), or (ii) in accordance with Section 10.2

IX. TERMINATION OF EMPLOYMENT OR SERVICES

        9.1    Options and Stock Appreciation Rights.    Unless otherwise provided in a Participant's Agreement and subject to Article VIII:

        (a)   If, prior to the date when an Option or Stock Appreciation Right first becomes Vested, a Participant's employment or services with the Corporation or a Subsidiary is terminated for any reason, the Participant's right to exercise the Option or Stock Appreciation Right shall terminate and all rights thereunder shall cease.

        (b)   If, on or after the date when an Option or Stock Appreciation Right first becomes Vested, a Participant's employment or services with the Corporation or a Subsidiary is terminated for any reason other than death or Disability, the Participant shall have the right, within the earlier of (i) the expiration of the Option or Stock Appreciation Right, and (ii) three (3) months after termination of employment or services, as applicable, to exercise the Option or Stock Appreciation Right to the extent that it was Vested and exercisable and unexercised on the date of the Participant's termination of employment or services, subject to any other limitation on the exercise of the Option or Stock Appreciation Right in effect on the date of exercise.

        (c)   If, on or after the date when an Option or Stock Appreciation Right first becomes Vested, a Participant's employment or services with the Corporation or a Subsidiary is terminated due to the Participant's death while the Option or Stock Appreciation Right is still exercisable, the person or persons to whom the Option or Stock Appreciation Right shall have been transferred by will or the laws of descent and distribution, shall have the right within the exercise period specified in the Participant's Agreement to exercise the Option or Stock Appreciation Right to the extent that it was exercisable and unexercised on the Participant's date of death, subject to any other limitation on exercise in effect on the date of exercise. The beneficial tax treatment of an Incentive Stock Option may be forfeited if the Option is exercised more than one year after a Participant's date of death.

        (d)   If, on or after the date when an Option or Stock Appreciation Right first becomes Vested, a Participant's employment or services with the Corporation or a Subsidiary is terminated due to the Participant's Disability, the Participant shall have the right, within the exercise period specified in the Participant's Agreement, to exercise the Option or Stock Appreciation Right to the extent that it was exercisable and unexercised on the date of the Participant's termination of employment or services due to Disability, subject to any other limitation on the exercise of the Option or Stock Appreciation Right in effect on the date of exercise. If the Participant dies after termination of employment or services, as applicable, while the Option or Stock Appreciation Right is still exercisable, the Option or Stock Appreciation Right shall be exercisable in accordance with the terms of Section 9.1(c).

        (e)   For the avoidance of doubt, the Committee, at the time of a Participant's termination of employment or services, subject to Sections 2.1 and 3.1, Article VIII and Code Section 409A, may extend the term of a Vested Option or a Vested Stock Appreciation Right.

        (f)    Shares subject to Options and Stock Appreciation Rights that are not exercised in accordance with the provisions of (a) through (e) above shall expire and be forfeited by the Participant as of their expiration date.

        9.2    Restricted Stock Awards, Restricted Stock Unit Awards, Performance Awards and Incentive Awards.    With respect to any Restricted Stock Award, Restricted Stock Unit Award, Performance Award or Incentive Award, unless otherwise provided in a Participant's Agreement and subject to Article VIII:

        (a)   If a Participant's employment or services with the Corporation or a Subsidiary is terminated for any reason, any portion of such Award that is not yet Vested shall terminate and be forfeited by the Participant.

        (b)   If, with respect to a Restricted Stock Award or Restricted Stock Unit Award, the terminated Participant was required to pay a purchase price for any Restricted Stock subject to such Award, other than the performance of services, the Corporation shall have the option to repurchase any shares of Restricted Stock acquired by the Participant which are still subject to the Restriction Period for the purchase price paid by the Participant.

        9.3    Other Provisions.    The transfer of an Employee from one corporation to another among the Corporation and any of its Subsidiaries, or a leave of absence under the leave policy of the Corporation or any of its Subsidiaries, or applicable state or federal law, shall not be a termination of employment for purposes of the Plan, unless a provision to the contrary is expressly stated by the Committee in the Employee's Agreement issued under the Plan. The Committee may, subject to any additional conditions it may require, provide for continued Vesting of an Award in the event of a Participant's termination of employment or service due to death, Disability, qualifying retirement (as determined by the Committee), or termination without Cause, or the Committee may accelerate the Vesting of any Award in the event of a Participant's death or Disability in accordance with Section 1.5(c).

X. ADJUSTMENTS AND CHANGE IN CONTROL

        10.1    Adjustments.    In the event of a merger, statutory share exchange, reorganization, consolidation, recapitalization, dividend or distribution (whether in cash, shares or other property), stock split, reverse stock split, spin-off or similar transaction or other change in corporate structure affecting the Common Stock or the value thereof, such adjustments and other substitutions shall be made to the Plan and Awards as the Committee, in its sole discretion, deems equitable or appropriate, including adjustments in the aggregate number, class and kind of securities that may be delivered under the Plan and, in the aggregate or to any one Participant, in the number, class, kind and option or exercise price of securities subject to outstanding Awards granted under the Plan (including, if the Committee deems appropriate, the substitution of cash, similar options to purchase the shares of, or other awards denominated in the shares of, another company, or other property, as the Committee may determine to be appropriate in its sole discretion). Any of the foregoing adjustments may provide for the elimination of any fractional share which might otherwise become subject to any Award.

        10.2    Change in Control.

        (a)   Upon a Change in Control, if the successor or surviving corporation (or parent thereof) to the Corporation so agrees, then, without the consent of any Participant (or other person with rights in any Award), some or all outstanding Awards may be assumed, or replaced with the same type of award with similar terms and conditions, by the successor or surviving corporation (or parent thereof) in the Change in Control transaction. If applicable, each Award which is assumed by the successor or surviving corporation (or parent thereof) shall be appropriately adjusted, immediately after such Change in Control, to apply to the number and class of securities which would have been issuable to the Participant upon the consummation of such Change in Control had the Award been exercised, Vested or earned immediately prior to such Change in Control, and such other appropriate adjustments in the terms and conditions of the Award shall be made. Upon the Participant's Change in Control Termination following the Change in Control, all of the Participant's Awards that are in effect (including any replacement awards) as of the date of such termination shall be Vested in full or deemed earned in full (if applicable, based on the level of achievement of the Performance Goals that had been met on the date immediately prior to the date of the Change in Control Termination or (B) assuming that the Performance Goals had been met at target at the time of such Change in Control Termination, but prorated based on the elapsed portion of the performance period as of the date of the Change in Control Termination, whichever shall result in the greater amount) effective on the date of such Change in Control Termination.

        (b)   To the extent the purchaser, successor or surviving entity (or parent thereof) to the Corporation in the Change in Control transaction does not assume the Awards or issue replacement awards as provided in clause (i) (including, for the avoidance of doubt, by reason of Participant's Change in Control Termination that occurs prior to or concurrent with the Change if Control), then immediately prior to the date of the Change in Control or the date of the Participant's Change in Control Termination, whichever occurs first:

          (i)  Each Option or Stock Appreciation Right that is then held by a Participant who is employed by or in the service of the Corporation or a Subsidiary shall become immediately and fully Vested, and, unless otherwise determined by the Committee, all Options and Stock Appreciation Rights shall be cancelled on the date of the Change in Control in exchange for a cash payment equal to the excess of the Change in Control Price of the shares of Common Stock covered by the Option or Stock Appreciation Right that is so cancelled over the exercise or grant price of such shares under the Award; provided, however, that all Options and Stock Appreciation Rights that have an exercise or grant price that is greater than the Change in Control Price shall be cancelled for no consideration;

         (ii)  Restricted Stock and Restricted Stock Units (that are not Performance Awards) that are not then Vested shall Vest;

        (iii)  All Performance Awards and all Incentive Awards that are earned but not yet paid shall be paid, and all Performance Awards and Incentive Awards for which the performance period has not expired shall be cancelled in exchange for a cash payment equal to the amount that would have been due under such Award(s), valued either (A) based on the level of achievement of the Performance Goals that had been met on the date immediately prior to the date of the Change in Control or (B) assuming that the Performance Goals had been met at target at the time of such Change in Control, but prorated based on the elapsed portion of the performance period as of the date of the Change in Control, whichever shall result in the greater amount.

        For purposes of this clause (b), if the value of an Award is based on the Fair Market Value of a share of Common Stock, Fair Market Value shall be deemed to mean the Change in Control Price.

        (c)   The Committee may, in its sole discretion and without the consent of any Participant, determine that, upon the occurrence of a Change in Control, each or any Vested Option or Vested Stock Appreciation Right outstanding immediately prior to the Change in Control shall be cancelled in exchange for a payment in (i) cash, (ii) Common Stock, (iii) common stock of a corporation or other business entity that is a party to the Change in Control, or (iv) other property which, in any such case, shall be in an amount having a Fair Market Value equal to the excess of the Change in Control Price over the exercise or grant price per share under such Option or Stock Appreciation Right (the "Spread"). In the event such determination is made by the Committee, the Spread (reduced by applicable withholding taxes, if any) shall be paid to a Participant in respect of the Participant's cancelled Options and Stock Appreciation Rights on or as soon as practicable following the date of the Change in Control.

 XI. MISCELLANEOUS

        11.1    Partial Exercise/Fractional Shares.    The Committee may permit, and shall establish procedures for, the partial exercise of Options and Stock Appreciation Rights granted under the Plan. No fractional shares shall be issued in connection with the exercise of an Option or Stock Appreciation Right or payment of a Performance Award, Restricted Stock Award, Restricted Stock Unit Award, or Incentive Award; instead, the Fair Market Value of the fractional shares shall be paid in cash, or at the discretion of the Committee, the number of shares shall be rounded down to the nearest whole number of shares and any fractional shares shall be disregarded.

        11.2    Rights Prior to Issuance of Shares.    No Participant shall have any rights as a shareholder with respect to shares covered by an Award until the issuance of a stock certificate for such shares or electronic transfer to the Participant (or book entry representing such shares has been made and such shares have been deposited with the appropriate registered book-entry custodian). No adjustment shall be made for dividends or other rights with respect to such shares for which the record date is prior to the date the certificate is issued or the shares are electronically delivered to the Participant's brokerage account (or book entry is made).

        11.3    Non Assignability; Certificate Legend; Removal.

          (a)   Except as described below or as otherwise determined by the Committee in a Participant's Agreement, no Award shall be transferable by a Participant except by will or the laws of descent and distribution, and an Option or Stock Appreciation Right shall be exercised only by a Participant during the lifetime of the Participant. Notwithstanding the foregoing, a Participant may assign or transfer an Award that is not an Incentive Stock Option with the consent of the Committee (each transferee thereof, a "Permitted Assignee"); provided that such Permitted Assignee shall be bound by and subject to all of the terms and conditions of the Plan and any Agreement relating to the transferred Award and shall execute an agreement satisfactory to the Corporation evidencing such obligations; and provided further that such Participant shall remain bound by the terms and conditions of the Plan.

          (b)   Each certificate representing shares of Common Stock subject to an Award, to the extent a certificate is issued, shall bear the following legend:

    The sale or other transfer of the shares of stock represented by this certificate, whether voluntary, involuntary or by operation of law, is subject to certain restrictions on transfer set forth in the Rockwell Medical, Inc. 2018 Long Term Incentive Plan ("Plan"), rules and administrative guidelines adopted pursuant to such Plan and an Agreement issued under such Plan. A copy of the Plan, such rules and such Agreement may be obtained from the Secretary of Rockwell Medical, Inc. If shares are issued in book entry form, a notation to the same restrictive effect as the legend above shall be placed on the transfer agent's books in connection with such shares.

          (c)   Subject to applicable federal and state securities laws, issued shares of Common Stock subject to an Award shall become freely transferable by the Participant after all applicable restrictions, limitations, performance requirements or other conditions have terminated, expired, lapsed or been satisfied. Once such issued shares of Common Stock are released from such restrictions, limitations, performance requirements or other conditions, the Participant shall be entitled to have the legend required by this Section 11.3 removed from the applicable Common Stock certificate (or notation removed from such book entry).

        11.4    Securities Laws.

          (a)   Anything to the contrary herein notwithstanding, the Corporation's obligation to sell and deliver Common Stock pursuant to the exercise of an Option or Stock Appreciation Right or deliver Common Stock pursuant to a Restricted Stock Award, Restricted Stock Unit Award, Performance Award or Incentive Award is subject to such compliance with federal and state laws, rules and regulations applying to the authorization, issuance or sale of securities as the Corporation deems necessary or advisable. The Corporation shall not be required to sell and deliver or issue Common Stock unless and until it receives satisfactory assurance that the issuance or transfer of such shares shall not violate any of the provisions of the Securities Act or the Exchange Act, or the rules and regulations of the Securities and Exchange Commission promulgated thereunder or those of the Stock Exchange or any stock exchange on which the Common Stock may be listed, the provisions of any other applicable laws governing the sale of securities, or that there has been compliance with the provisions of such acts, rules, regulations and laws.

          (b)   The Committee may impose such restrictions on any shares of Common Stock issued pursuant to the exercise of an Option or Stock Appreciation Right or the grant of Restricted Stock or Restricted Stock Units or the payment of a Performance Award or Incentive Award under the Plan as it may deem advisable, including restrictions (i) under applicable federal securities laws; (ii) under the requirements of the Stock Exchange; and (iii) under any blue sky or other applicable state securities laws.

        11.5    Withholding Taxes.

          (a)   The Corporation shall have the right to withhold from a Participant's compensation or require a Participant to remit sufficient funds to satisfy applicable withholding for income and employment taxes upon the exercise of an Option or Stock Appreciation Right or the Vesting or payment of any Award, or disposition of shares of Common Stock acquired under any Award. Alternatively, if the Corporation so approves and to the extent provided in the Participant's Agreement, the Participant may, in order to fulfill the withholding obligation, tender shares of Common Stock or have shares of stock withheld from the exercise or Vested portion of the Award, provided the shares tendered or withheld have an aggregate Fair Market Value sufficient to satisfy in whole or in part the applicable withholding taxes.. Other payment methods set forth in Section 2.4 may also be utilized to satisfy any applicable withholding requirements if the Corporation approves such form of payment and to the extent provided in the Participant's Agreement. The Corporation may not withhold more shares than are necessary to meet tax withholding obligations owed by Participant.

          (b)   Notwithstanding the foregoing, a Participant may not use shares of Common Stock to satisfy the withholding requirements to the extent that (i) there is a substantial likelihood that the use of such form of payment or the timing of such form of payment would subject the Participant to a substantial risk of liability under Section 16 of the Exchange Act; (ii) such withholding would constitute a violation of the provisions of any law or regulation (including the Sarbanes-Oxley Act of 2002); (iii) there is a substantial likelihood that the use of such form of payment would result in adverse accounting treatment to the Corporation under generally accepted accounting principles; or (iv) the Corporation does not approve such form of payment and does not provide such payment option in the Participant's Agreement.

        11.6    Termination and Amendment.

          (a)   The Board may terminate the Plan, or the granting of Awards under the Plan, at any time.

          (b)   The Board may amend or modify the Plan at any time and from time to time, and the Committee may amend or modify the terms of an outstanding Agreement at any time and from time to time, but no amendment or modification, without the approval of the shareholders of the Corporation, shall (i) materially increase the benefits accruing to Participants under the Plan;

  (ii) increase the amount of Common Stock for which Awards may be made under the Plan, except as permitted under Sections 1.7 and Section 10.1; or (iii) change the provisions relating to the eligibility of individuals to whom Awards may be made under the Plan. In addition, if the Corporation's Common Stock is listed on a Stock Exchange, the Board may not amend the Plan in a manner requiring approval of the shareholders of the Corporation under the rules of the Stock Exchange without obtaining the approval of the shareholders.

          (c)   No amendment, modification, or termination of the Plan or an outstanding Agreement shall in any manner materially and adversely affect any then outstanding Award under the Plan without the consent of the Participant holding such Award, except as set forth in any Agreement relating to the Award, as set forth in Sections 10.2 or 11.9, or to bring the Plan and/or an Award into compliance with the requirements of Code Section 409A or to qualify for an exemption under Code Section 409A.

        11.7    Code Section 409A.    It is intended that Awards granted under the Plan shall be exempt from or in compliance with Code Section 409A, and the provisions of the Plan and all Agreements are to be construed accordingly. The Board reserves the right to amend the terms of the Plan and the Committee reserves the right to amend any outstanding Agreement if necessary either to exempt such Award from Code Section 409A or comply with the requirements of Code Section 409A, as applicable. However, unless otherwise specified herein or in a Participant's Agreement, in no event shall the Corporation or a Subsidiary be responsible for any tax or penalty under Code Section 409A owed by a Participant or beneficiary with regard to an Award payment. Notwithstanding anything in the Plan to the contrary, all or part of an Award payment to a Participant who is determined to constitute a "specified employee" (as defined in Code Section 409A and regulations thereunder) at the time of separation from service, shall be delayed (if then required) under Code Section 409A, and paid in an aggregated lump sum on the first business day following the date that is six months after the date of the Participant's separation from service, or the date of the Participant's death, if earlier; any remaining payments shall be paid on their regularly scheduled payment dates. For purposes of the Plan and any Agreement, the terms "separation from service" or "termination of employment" (or variations thereof) shall be synonymous with the meaning given to the term "separation from service" as defined in Code Section 409A and regulations thereunder.

        11.8    Effect on Employment or Services.    Neither the adoption of the Plan nor the granting of any Award pursuant to the Plan shall be deemed to create any right in any individual to be retained or continued in the employment or services of the Corporation or a Subsidiary.

        11.9    Severability.    If any one or more of the provisions (or any part thereof) of this Plan or of any Agreement issued hereunder, shall be held to be invalid, illegal or unenforceable in any respect, such provision shall be modified (without requiring the consent of any Participant) so as to make it valid, legal and enforceable, and the validity, legality and enforceability of the remaining provisions (or any part thereof) of the Plan or of any Agreement shall not in any way be affected or impaired thereby. The Board may, without the consent of any Participant, and in a manner determined necessary solely in the discretion of the Board, amend the Plan and any outstanding Agreement as the Corporation deems necessary to ensure the Plan and all Awards remain valid, legal or enforceable in all respects.

        11.10    Beneficiary Designation.    Except as otherwise designated in a Participant's Agreement, and subject to local laws and procedures, each Participant may file a written beneficiary designation with the Corporation stating who is to receive any benefit under the Plan or any Agreement to which the Participant is entitled in the event of such Participant's death before receipt of any or all of a Plan benefit. Each designation shall revoke all prior designations by the same Participant, be in a form prescribed by the Corporation, and become effective only when filed by the Participant in writing with the Corporation during the Participant's lifetime. If a Participant dies without an effective beneficiary designation for a beneficiary who is living at the time of the Participant's death, the Corporation shall pay any remaining unpaid benefits to the Participant's legal representative.

        11.11    Unfunded Obligation.    A Participant shall have the status of a general unsecured creditor of the Corporation. Any amounts payable to a Participant pursuant to the Plan or any Agreement shall be unfunded and unsecured obligations for all purposes. The Corporation shall not be required to segregate any monies from its general funds, or to create any trusts, or establish any special accounts with respect to such obligations. The Corporation shall retain at all times beneficial ownership of any investments, including trust investments, which the Corporation may make to fulfill its payment obligations hereunder. Any investments or the creation or maintenance of any trust or any Participant account shall not create or constitute a trust or fiduciary relationship between the Board, the Committee or the Corporation on the one hand, and any Participant on the other hand, or otherwise create any Vested or beneficial interest in any Participant or the Participant's creditors in any assets of the Corporation. A Participant shall have no claim against the Corporation for any changes in the value of any assets which may be invested or reinvested by the Corporation with respect to the Plan.

        11.12    Approval of Plan.    The Plan shall be subject to the approval of the holders of at least a majority of the votes cast on a proposal to approve the Plan at a duly held meeting of shareholders of the Corporation held within 12 months after adoption of the Plan by the Board. No Award granted under the Plan may be exercised or paid in whole or in part unless the Plan has been approved by the shareholders as provided herein. If not approved by shareholders within such 12-month period, the Plan and any Awards granted under the Plan shall be null and void, with no further force or effect.

        11.13    Governing Law; Limitation on Actions.    Except to the extent governed by applicable federal law, the validity, interpretation, construction and performance of the Plan and Agreements under the Plan, shall be governed by the laws of the State of Michigan, without regard to its conflict of law rules. Any legal action or proceeding with respect to this Plan, any Award or any Agreement (including, but not limited to, claims brought by any shareholders of the Corporation, any Participant, or any other person having an interest in the Plan, any Agreement, or any Award) must be brought within one year (365 days) after the day the complaining party first knew or should have known of the events giving rise to the complaint, and may only be brought and determined in a Michigan state or federal court.

ANNUAL MEETING OF SHAREHOLDERS OF ROCKWELL MEDICAL, INC. June 21, 2018 NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Meeting, proxy statement, proxy card and 2017 annual report to shareholders are available at http://www.rockwellmed.com/invest.htm Please sign, date and mail your proxy card in the envelope provided as soon as possible. Please detach along perforated line and mail in the envelope provided. 10033330000000001000 0 062118 P l a n . changes to the registered name(s) on the account may not be submitted via Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. This Proxy is solicited on behalf of our Board of Directors. The Board recommends a vote “FOR” Proposals 1 through 5. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x 2. If Proposal 1 is approved by the shareholders of the Company, election of Mr. Chioini as director of the Company for a term of one year and if Proposal 1 is not approved by the shareholders of the Company, election of Mr. Chioini as a Class III director of the Company for a term of three years. NOMINEE: FOR THE NOMINEERobert L. Chioini WITHHOLD AUTHORITY FOR THE NOMINEE FOR AGAINST ABSTAIN 1. A m e n d m e n t s t o o u r c h a r t e r a n d b y l a w s t o p r o v i d e f o r t h e d e c l a s s i f i c a t i o n o f o u r b o a r d o f d i r e c t o r s . 3 . A p p r o v e t h e 2 0 1 8 R o c k w e l l M e d i c a l , I n c . L o n g Te r m I n c e n t i v e 4 . A p p r o v e , b y n o n - b i n d i n g p r o p o s a l , t h e c o m p e n s a t i o n o f t h e n a m e d e x e c u t i v e o f f i c e r s . 5 . A p p r o v e a p r o p o s a l t o r a t i f y t h e s e l e c t i o n o f P l a n t e & M o r a n , P L L C a s o u r i n d e p e n d e n t r e g i s t e r e d p u b l i c a c c o u n t i n g f i r m f o r 2 0 1 8 . In their discretion with respect to any other matters that may properly come before the meeting. This proxy will be voted, when properly executed, in accordance with the specifications made herein. If no instructions are indicated, the shares represented by this Proxy will be voted FOR Proposals 1 through 5. Please date, sign and return this Proxy promptly in the enclosed envelope. Mark the box to the right if you plan to attend the Annual Meeting. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that this method. Signature of Shareholder Date: Signature of ShareholderDate:

0 REVOCABLE PROXY ROCKWELL MEDICAL, INC. 2018 ANNUAL MEETING OF SHAREHOLDERS JUNE 21, 2018 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF ROCKWELL MEDICAL, INC. The undersigned, as a shareholder of record on April 25, 2018, hereby appoints Robert L. Chioini and Thomas E. Klema, and each of them, attorneys and proxies with full power of substitution in each of them, in the name, place and stead of the undersigned and hereby authorizes them to vote as proxy all of the common shares, no par value, of Rockwell Medical, Inc. (the “Company”) which the undersigned would be entitled to vote if then personally present at the 2018 Annual Meeting of Shareholders of the Company to be held on June 21, 2018 at 10:00 a.m. Eastern Time, and at any and all adjournments or postponements thereof, upon those matters set forth in the Notice of Annual Meeting and Proxy Statement dated April 30, 2018 (receipt of which is hereby acknowledged) as designated on the reverse side. In their discretion, to the extent permitted by law, the proxies are also authorized to vote upon all such other matters as may properly come before the meeting, including the election of any person to the Board of Directors where a nominee named in the Proxy Statement dated April 30, 2018, is unable to serve or, for good cause, will not serve. The undersigned ratifies all that the proxies or either of them or their substitutes may lawfully do or cause to be done by virtue hereof and revokes all former proxies. (Continued and to be Signed on Reverse Side) 14475 1.1

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ROCKWELL MEDICAL, INC. NOTICE OF 2018 ANNUAL MEETING OF SHAREHOLDERS To Be Held June 21, 2018
Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to Be Held on June 21, 2018
QUESTIONS AND ANSWERS
PROPOSAL 1 AMENDMENTS TO OUR CHARTER AND BYLAWS TO DECLASSIFY OUR BOARD
PROPOSAL 2 ELECTION OF DIRECTOR
DIRECTORS CONTINUING IN OFFICE
CORPORATE GOVERNANCE
EXECUTIVE OFFICERS
COMPENSATION OF EXECUTIVE OFFICERS
Summary Compensation Table
Outstanding Equity Awards at 2017 Year-End
Option Exercises and Stock Vested for 2017
Potential Benefits and Payments Upon Death, Disability or Change-of-Control as of 2017 Year-End
RISK ASSESSMENT OF OUR COMPENSATION POLICIES AND PRACTICES
DIRECTOR COMPENSATION
2017 Director Compensation
PROPOSAL 3 APPROVAL OF THE ROCKWELL MEDICAL, INC. 2018 LONG TERM INCENTIVE PLAN
NEW PLAN BENEFITS
PROPOSAL 4 ADVISORY VOTE ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS
PROPOSAL 5 RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2018
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
VOTING SECURITIES AND PRINCIPAL HOLDERS
OTHER MATTERS
Appendix A PROPOSED FORM OF RESTATED ARTICLES OF INCORPORATION
RESTATED ARTICLES OF INCORPORATION For use by Domestic Profit Corporations
ARTICLE I
ARTICLE II
ARTICLE III
ARTICLE IV
ARTICLE V
ARTICLE VII ARTICLE VI
ARTICLE VIII ARTICLE VII
ARTICLE IX ARTICLE VIII
ARTICLE X ARTICLE IX
ARTICLE XI ARTICLE X
ADOPTION OF RESTATED ARTICLES OF INCORPORATION
ARTICLE IV OFFICERS
ARTICLE V NOTICES AND WAIVERS OF NOTICE
ARTICLE VI SHARE CERTIFICATES AND SHAREHOLDERS OF RECORD
ARTICLE VII INDEMNIFICATION
ARTICLE VIII GENERAL PROVISIONS
ARTICLE IX AMENDMENTS
ARTICLE X SCOPE OF BYLAWS
Appendix C ROCKWELL MEDICAL, INC. 2018 LONG TERM INCENTIVE PLAN
I. GENERAL PROVISIONS
II. STOCK OPTIONS
III. STOCK APPRECIATION RIGHTS
IV. RESTRICTED STOCK AND RESTRICTED STOCK UNITS
V. PERFORMANCE AWARDS
VI. INCENTIVE AWARDS
VII. DIVIDENDS & NO DIVIDEND EQUIVALENTS
VIII. MINIMUM VESTING PERIOD
IX. TERMINATION OF EMPLOYMENT OR SERVICES
X. ADJUSTMENTS AND CHANGE IN CONTROL
XI. MISCELLANEOUS